AMERICAS      ING FUNDS
ING DOMESTIC MUTUAL FUNDS
ANNUAL REPORT / OCTOBER 31, 2000

[GRAPHIC OF FLAG]

[ING FUNDS LOGO]

TABLE OF CONTENTS

FUND INFORMATION AT YOUR FINGERTIPS

WE ARE PLEASED TO PROVIDE THIS DETAILED REVIEW OF ING MUTUAL FUNDS FOR THE PERIOD THAT ENDED OCTOBER 31, 2000. TO HELP ANALYZE YOUR FUND, WE HAVE BROKEN DOWN THE REPORT INTO A NUMBER OF EASY-TO-FOLLOW SECTIONS. LISTED BELOW IS A TABLE OF CONTENTS AND DESCRIPTION OF EACH SECTION.

PAGES 3-12 FUND SUMMARIES

A summary of the Funds' performance record and portfolio composition, and an interview with the Funds' portfolio manager or managers.

PAGES 14-29 SCHEDULES OF INVESTMENTS

A complete listing of the securities in the Funds' portfolio as of October 31, 2000. This section also includes the number of shares or principal amount, and market value as of the end of the reporting period.

                                                                       SCHEDULE OF
  FUND NAME                                    FUND SUMMARY            INVESTMENTS
  ING Internet Fund                            Page 3                  Page 14
  ING Small Cap Growth Fund                    Page 4                  Page 15
  ING Focus Fund                               Page 5                  Page 17
  ING Mid Cap Growth Fund                      Page 6                  Page 18
  ING Large Cap Growth Fund                    Page 7                  Page 20
  ING Tax Efficient Equity Fund                Page 8                  Page 21
  ING Growth & Income Fund                     Page 9                  Page 23
  ING High Yield Bond Fund                     Page 10                 Page 25
  ING Intermediate Bond Fund                   Page 11                 Page 27
  ING National Tax-Exempt Bond Fund            Page 12                 Page 29


PAGES 31-35 FINANCIAL HIGHLIGHTS

A description of the factors that affected a Fund's net asset value (NAV) during the reporting period. In addition to providing total returns, this section reports asset sizes, distributions, expense ratios and portfolio turnover rates (when applicable).

PAGES 36-37 STATEMENTS OF ASSETS & LIABILITIES

A complete "balance sheet" as of the end of the reporting period. It includes the Funds' NAV, which is calculated by dividing its net assets (assets minus liabilities) by its number of shares outstanding.

PAGES 38-39 STATEMENTS OF OPERATIONS

A listing of a Fund's investment income, expenses and gains or losses on securities, as well as appreciation or depreciation from portfolio holdings.

PAGES 40-42 STATEMENTS OF CHANGES IN NET ASSETS

A reporting of the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets could occur for a variety of reasons, including investment operations, dividend distributions and capital share transactions.

PAGES 43-52 NOTES TO FINANCIAL STATEMENTS

A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

INSIDE BACK COVER FUND FAMILY OVERVIEW

A brief summary of the ING Funds, including objectives and primary portfolios.


SHARES OF ING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



ING Funds are distributed by ING Funds Distributor, Inc. and ING Pilgrim Securities, Inc. through a sub-distribution agreement. Member NASD.

[PHOTO OF ROBERT W. STALLINGS]

ROBERT W. STALLINGS
President & CEO
ING Funds Trust

"WE CONTINUE TO BELIEVE IT'S IMPERATIVE TO TAKE A LONG-TERM INVESTMENT APPROACH AND TO MAINTAIN A BROADLY DIVERSIFIED PORTFOLIO."


A LETTER FROM THE PRESIDENT


DEAR FELLOW SHAREHOLDERS,

We are pleased to present the latest ING Funds Annual Shareholder Report, covering the one-year period ended October 31, 2000. We include a review of the financial markets, followed by detailed information about your fund's investment.

A VOLATILE STOCK MARKET During the one-year reporting period, the S&P 500 Index produced a 6.09% return, while the Nasdaq composite rose 13.59% and the MSCI EAFE Index fell 2.66%.

    The period began on a positive note for U.S. equities. The bull market continued through February, with the majority of the gains produced by large-cap growth and technology-related stocks. In March, however, the markets experienced a widely anticipated correction. Continued strong economic growth, inflationary pressures and rising interest rates drove the decline. While other types of stocks were dragged down, technology issues experienced the brunt of the fall. Within a few weeks the technology-heavy Nasdaq composite had fallen 37% from its peak.

    The equity markets then abruptly changed course for a brief period during the summer. Investors were encouraged that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown and high energy prices. All told, by the end of the reporting period the Standard & Poor's 500 and the Nasdaq were down 7% and 46%, respectively, from their March 2000 peaks.

    The overseas equity markets were not immune from the market's gyrations. Once again, the technology sector was the most volatile area. By the end of the reporting period, most developed markets in Europe, Japan and Asia, as well as many emerging equity markets, registered negative returns.

A MIXED BOND MARKET During the reporting period the bond market, as measured by the Lehman Brothers Aggregate Bond Index, generated a 7.30% return. Early in the reporting period most sectors of the U.S. bond faltered, due to rising interest rates. However, when the Federal Reserve moved to a more accommodating monetary policy, the U.S. fixed income market subsequently rebounded. One noteworthy exception was the performance of high yield bonds. Rising default rates, falling demand and slower economic growth caused these issues to perform poorly during the period.

LOOKING AHEAD As we look ahead, it's entirely possible that the gyrations we're experiencing in the financial markets could continue. Uncertainty surrounding the direction of the economy, corporate profits and inflation could unsettle investors in the coming months. As such, we continue to believe it is imperative to take a long-term investment approach and to maintain a broadly diversified portfolio.

NEW PARTNERSHIP On September 1, ING purchased ReliaStar Financial Corp., the indirect parent company of Pilgrim Capital Corp., now ING Pilgrim Capital Corporation. ING Pilgrim is the new umbrella sales and marketing name for the Pilgrim and ING fund families, with approximately one million shareholders. We are happy to bring together the global financial services power of ING with the disciplined investment experience of Pilgrim Funds and ING Funds. The new organization will strive to provide unparalleled global asset management expertise to investors and investment professionals.

    I would like to thank you for your ING Funds investment, and look forward to serving your needs in the future.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings,
President & CEO
November 17, 2000


                  ING Domestic Mutual Funds Annual Report / October 31, 2000   1

DATA AS OF 10/31/00

ING FUNDS PERFORMANCE SUMMARY

DATA AS OF OCTOBER 31, 2000

                                                                                           Cumulative Total Return w/Sales Charge(5)
                                 Share      Inception                           Newspaper  -----------------------------------------
                                 Class      Date       Quotron    CUSIP         Listing     YTD           1-Year       Inception
 STOCK FUNDS
 ING INTERNET FUND(1)              A        07/01/99   INGAX      45683V209     InternetA   -51.04%       -9.48%       14.66%
                                   B        07/01/99   INGBX      45683V308     InternetB   -50.91        -9.35        16.45
                                   C        07/01/99   INICX      45683V407     InternetC   -48.87        -5.50        20.55
                                   X(4)     07/01/99   n/a        45683V712     n/a         -50.83        -9.19        16.65
 ING SMALL CAP                     A        12/15/98   ISCGX      45683U532     SmCpGrA     -14.95        17.49        32.99
 GROWTH FUND(2, 6)                 B        12/15/98   n/a        45683U524     n/a         -14.84        18.71        35.30
                                   C        12/15/98   n/a        45683U516     n/a         -11.26        22.71        39.30
                                   X(4)     01/11/99   n/a        45683U490     n/a         -14.84        18.69        20.02
 ING FOCUS FUND                    A        12/15/98   IFFAX      45683U235     FocusA        1.45        13.84        42.81
                                   B        12/15/98   n/a        45683U227     n/a           2.01        15.03        45.80
                                   C        12/15/98   n/a        45683U219     n/a           6.01        19.05        49.70
                                   X(4)     01/12/99   n/a        45683U193     n/a           2.02        15.06        33.88
 ING MID CAP                       A        12/15/98   IMCGX      45683U573     MdCpGrA      10.26        19.96        24.60
 GROWTH FUND                       B        12/15/98   n/a        45683U565     n/a          11.40        21.43        26.60
                                   C        12/15/98   n/a        45683U557     n/a          15.40        25.43        30.60
                                   X(4)     01/19/99   n/a        45683U540     n/a          11.40        21.43        20.03
 ING LARGE CAP                     A        12/15/98   ILCGX      45683U664     LgCpGrA     -11.24        -0.32        17.62
 GROWTH FUND                       B        12/15/98   n/a        45683U656     n/a         -10.99         0.02        19.40
                                   C        12/15/98   n/a        45683U649     n/a          -7.24         4.11        23.40
                                   X(4)     01/11/99   n/a        45683U631     n/a         -10.92         0.12         9.96
 ING TAX EFFICIENT                 A        12/15/98   ITEAX      45683U276     TxEfEqA      -8.30        -2.33        17.10
 EQUITY FUND                       B        12/15/98   n/a        45683U268     n/a          -8.14        -2.06        19.12
                                   C        12/15/98   n/a        45683U250     n/a          -4.22         1.91        22.67
                                   X(4)     01/11/99   n/a        45683U243     n/a          -8.14        -2.12         6.77
 ING GROWTH                        A        12/15/98   IGIFX      45683U623     GrIncA       -9.15        -3.11        10.81
 & INCOME FUND                     B        12/15/98   n/a        45683U615     n/a          -9.01        -2.93        12.15
                                   C        12/15/98   n/a        45683U599     n/a          -5.09         1.07        16.17
                                   X(4)     01/12/99   n/a        45683U581     n/a          -8.94        -2.84         4.82

 BOND FUNDS
 ING HIGH YIELD                    A        12/15/98   IHYAX      45683U847     HiYldA       -5.82%       -2.98%        3.23%
 BOND FUND(3)                      B        12/15/98   n/a        45683U839     n/a          -6.45        -3.61         2.96
                                   C        12/15/98   n/a        45683U821     n/a          -2.79         0.09         6.75
                                   X(4)     01/11/99   n/a        45683U813     n/a          -6.35        -3.51         2.49
 ING INTERMEDIATE                  A        12/15/98   IIBAX      45683U888     InmdBdA       2.50         2.96         1.46
 BOND FUND                         B        12/15/98   n/a        45683U870     n/a           1.99         2.30         1.20
                                   C        12/15/98   n/a        45683U862     n/a           6.00         6.32         5.06
                                   X(4)     01/11/99   n/a        45683U854     n/a           1.99         2.30         2.30
 ING NATIONAL TAX-EXEMPT           A        11/08/99   n/a        45683U714     n/a           3.45          n/a         1.04
 BOND FUND                         B        11/08/99   n/a        45683U698     n/a           2.74          n/a         0.02
                                   C        11/08/99   n/a        45683U680     n/a           6.89          n/a         4.29



Past performance is historical and cannot guarantee future results. Because of ongoing market volatility, each Fund's performance may be subject to substantial short-term changes.

THESE AND OTHER RISKS ARE MORE FULLY DESCRIBED IN THE CURRENT FUND PROSPECTUS.

1. The Fund concentrates its investments in Internet-related companies and carries more risks than more diversified funds. 2. Investments in small capitalization issuers carry more risks than larger companies. 3. Investments in high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade corporate bonds. 4. Class X shares are offered to qualified investors (including, but not limited to IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans). Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the Distributor. 5. Cumulative total return (not annualized). Fund returns include change in share value and reinvestment of distributions. Class A shares are subject to a maximum initial sales charge of 5.75% (Stock Funds); and 4.75% (Bond Funds). Class B and Class X shares are subject to a maximum contingent deferred sales charge of 5% (1-year) and 4% (inception); Class C shares are subject to a maximum CDSC of 1% (1-year). For the Funds that are in operations for less than one year, the CDSC for Class B and X shares are 5% and for Class C shares is 1%. 6. Prior to 10/31/99 the Fund had a different Sub-Adviser.


2   ING Domestic Mutual Funds Annual Report / October 31, 2000

DATA AS OF 10/31/00

ING INTERNET FUND

FOR INVESTORS SEEKING LONG-TERM CAPITAL APPRECIATION FROM A NON-DIVERSIFIED EQUITY PORTFOLIO

ASSET ALLOCATION(1)
Common Stocks                         100.0%

TOP FIVE INDUSTRIES(1)
Internet Applications Software         29.7%
Internet Security                      11.7
Business-to-Business:
  E-Commerce                            6.7
Web Hosting: Design                     6.6
E-Marketing: Information                6.3

TOP TEN HOLDINGS(1)
    BroadVision, Inc.                   5.6%
    Software.com, Inc.                  4.7
    America Online Inc.                 4.2
    E.piphany, Inc.                     4.1
    Commerce One Inc.                   4.0
    Internet Security Systems, Inc.     4.0
    VeriSign, Inc.                      4.0
    Interwoven, Inc.                    3.9
    Cisco Systems, Inc.                 3.8
    Check Point Software Technologies
      Ltd.                              3.8

GROWTH OF A $10,000 INVESTMENT
ING Internet Fund vs. @Net Index (IIX): 7/1/99-10/31/00

[LINE GRAPH]

CLASS A SHARES    CLASS B SHARES    CLASS C SHARES     @NET
     9425             10000             10000          10000
     8115             8600              8600           8899
     9020             9550              9560           9488
     10132            10720             10730          10333
     11942            12630             12630          11387
     15740            16630             16650          13995
     22075            23311             23341          18333
     19339            20419             20439          17068
     25735            27154             27174          20091
     21999            23210             23230          19871
     16861            17779             17789          16380
     13277            13997             14007          13471
     16203            17061             17071          15838
     14888            15676             15686          15546
     16690            17567             17567          17911
     14507            15251             15261          16069
     11466            11645             12055          14035

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum CDSC of 5% (1-year) and 4% (inception). Class C shares are subject to a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The @Net Index (IIX) is unmanaged with no sales charges or expenses.

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                        CLASS A SHARES   CLASS B SHARES     CLASS C SHARES    CLASS X SHARES
1-Year                      -9.48%          -9.35%              -5.50%            -9.19%
Inception                   10.80           12.09               15.04             12.24

Inception date for the Fund is 7/1/99.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.


MANAGER'S OVERVIEW

[PHOTO OF GUY UDING]

GUY UDING
Portfolio Management
Team Leader

OBJECTIVE

LONG-TERM CAPITAL APPRECIATION through the investment in a non-diversified portfolio of U.S. and non-U.S. Internet technology companies.



"DURING THE PAST YEAR WE HAVE SEEN THE MOST RAPID BUILD-OUT OF A NEW MEDIUM IN HISTORY."

SEE PAGE 14 FOR FINANCIAL DETAILS.


QUESTION: How did the Fund perform versus its benchmark?

ANSWER: Overall, the Fund underperformed its benchmark. However, it's important to note that the Fund is not actively managed against an index, since most indices are market cap weighted--resulting in only a few companies dominating the entire index. In contract, our Fund is more diversified, and has a maximum weighting in one stock of 7%.

QUESTION: What strategies enhanced returns?

ANSWER: We invested in a number of Internet software companies that provide businesses with mission critical applications in the areas of procurement, customer interaction, transaction based E-commerce and content management. The high adoption rate of these types of applications created a very fast growth path for the Internet software group, and resulted in good stock performance.

        Another growth area is business-to-business, where thousands of online trading platforms have been created in virtually every industrial sector. Only a handful of Internet companies managed to get a substantial number of contracts to build these exchanges. Both CommerceOne and Ariba have been part of that group, and have contributed positively to the Fund.

QUESTION: Were there any areas that didn't meet your expectations?

ANSWER: A disappointing group has been the Internet consulting area, where some fundamental changes within the Internet sector have adversely affected the outlook for the E-consulting sector. First of all, there was the demise of many consumer oriented commerce companies. When the capital markets stopped funding this group, the E-consultants received significantly less orders. Besides this, the nature of Internet consulting changed as well. Enterprises are building out their Internet platforms and are starting ever bigger and more complex projects. Many of the smaller E-consulting companies were unable to handle these bigger projects and lost business to traditional consultants like Andersen and IBM, who already boosted their Web offerings.

QUESTION: Looking ahead, what areas do you believe hold the most promise?

ANSWER: During the past year we have seen the most rapid build-out of a new medium in history. Initial euphoria about the opportunities has slowly been overtaken by a more realistic view. Nevertheless we expect ongoing strong growth in several areas. The online integration and collaboration between businesses should spur ongoing investments in software, services and infrastructure. Investors, however, will need to be more selective going forward in allocating capital to the Internet sector. This puts more pressure on companies in terms of execution, product innovation and strategy. We will focus on those companies that can meet those criteria and expect them to outperform the market.

    [ING FUNDS LOGO]

                  ING Domestic Mutual Funds Annual Report / October 31, 2000   3

DATA AS OF 10/31/00

ING SMALL CAP GROWTH FUND

FOR AGGRESSIVE INVESTORS SEEKING ABOVE-AVERAGE LONG-TERM GROWTH

ASSET ALLOCATION(1)
     Common Stocks                                                    85.1%
     Short-term Investments                                           14.9

TOP FIVE INDUSTRIES(1)
Medical-Biomedical: Genetic                                            9.9%
Electronic Compo.: Semicon.                                            9.4
Internet Applications Software                                         5.3
Therapeutics                                                           5.0
Semiconductor Equipment                                                4.5

TOP TEN HOLDINGS(1)
    PE Corp. - Celera Genomics Group                                  4.8%
    Medarex Inc.                                                      4.6
    Lexmark International Inc.                                        3.9
    UnitedGlobalCom Inc.                                              3.8
    Mercury Interactive Corp.                                         3.4
    Idec Pharmaceuticals Corp.                                        3.4
    Silicon Laboratories Inc.                                         3.3
    Microcell Telecommunications                                      3.2
    Finisar Corp.                                                     3.1
    Vignette Corp.                                                    2.8

GROWTH OF A $10,000 INVESTMENT

ING Small Cap Growth Fund vs. Russell 2500 Growth Index: 12/15/98-10/31/00

[LINE GRAPH]

CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    RUSSELL 2500 GROWTH INDEX
      9425           10000              10000          10000
      10697          11350              11350          11215
      10443          11070              11070          11539
      9576           10150              10150          10603
      9491           10050              10050          11098
      9670           10230              10230          11983
      9500           10050              10060          12107
      10311          10900              10910          12963
      10019          10580              10590          12698
      9962           10520              10530          12424
      9906           10450              10450          12513
      10669          11260              11260          13123
      12008          12670              12670          14672
      14741          15540              15540          17440
      15306          16120              16110          17342
      19642          20680              20670          21790
      16635          17500              17500          20080
      14863          15630              15630          18124
      13007          13670              13670          16511
      15382          16160              16150          18694
      15042          15790              15780          17163
      16503          17320              17310          19399
      15174          15920              15910          18144
      13299          13530              13930          17023

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The Russell 2500 Growth Index is unmanaged with no sales charges or expenses. Furman Selz Capital Management became Sub-Adviser to the Fund on October 31, 1999.

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES    CLASS X SHARES
1-Year                         17.49%           18.71%           22.71%            18.69%
Inception                      16.41            17.48            19.32             10.65

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.


MANAGER'S OVERVIEW

[PHOTO OF GEORGE PAOLETTI]

GEORGE PAOLETTI
Portfolio Manager

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of companies primarily with market capitalizations of $200 million to $5 billion.

"THE FUND'S ENERGY AND HEALTHCARE STOCKS HAVE BOTH PRODUCED STRONG RESULTS."

SEE PAGE 15 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed relative to its benchmark?

ANSWER: Despite the challenging investment environment, the Fund produced a very strong absolute return. However, it lagged the return of its benchmark, the Russell 2500 Growth Index.

QUESTION: Which areas were the largest contributors to performance?

ANSWER: The Fund's energy and healthcare stocks have both produced strong results. The energy sector has benefited from higher commodity prices leading to increased profitability. One such Fund's holding was Swift Energy, a natural gas and oil producer from the U.S. gulf region. Contributing to Swift's performance was an increase in natural gas prices, its inclusion in the S&P Small-Cap 600 Index, and a new discovery in New Zealand.

        The healthcare sector has performed well, as it has been viewed as a defensive sector amid the market's volatility. The Fund's holding in Health Management Associates, which operates a number of hospitals, was particularly impressive. The firm's positive performance is due to the market's sector rotation and the hope that Congress will pass a "Relief Act" giving hospitals better economics. Another example was Medarex, a producer of monoclonal anti-bodies from mice. Its stock rose on hopes that increased genomics data will provide them more opportunities to commercialize their antibody technology.

QUESTION: What areas hindered performance?

ANSWER: A number of our technology and telecommunications stocks fell, due to the confluence of extremely high valuations running into decelerating, although still strong, growth. For example, LTX Corp., a semiconductor test firm, reported strong results, and is small enough that it may be able to post good results throughout an industry slowdown. However, its price declined sharply in sympathy to its largest competitor's (Teradyne) reporting weak results.

        Another technology holding was Keynote Systems, which sells a web site measurement service. It also reported good results, but investors expected sales growth to slow to "only" 20% per quarter. While the company is profitable and nearly half its market value is in cash, it still declined.

QUESTION: What is your outlook for the Fund?

ANSWER: We're currently taking a cautious approach, and have increased the Fund's cash position in recent months. In the short-term, stock performance will depend on the sector psychology of investors. Having said that, we believe the stocks in the Fund's portfolio should show strong operating results over the long-term.


4   ING Domestic Mutual Funds Annual Report / October 31, 2000  [ING FUNDS LOGO]

DATA AS OF 10/31/00

ING FOCUS FUND

FOR INVESTORS SEEKING LONG-TERM GROWTH FROM A NON-DIVERSIFIED EQUITY PORTFOLIO

ASSET ALLOCATION(1)
Common Stocks                                                            92.7%
Short-term Investments                                                    7.3

TOP FIVE INDUSTRIES(1)
Medical: Hospitals                                                        6.1%
Medical Products                                                          5.5
Telecom. Services                                                         4.8
Retail: Discount                                                          4.7
Multimedia                                                                4.2

TOP TEN HOLDINGS(1)
    American International Group, Inc.                                    4.1%
    The Chubb Corp.                                                       3.9
    Baxter International Inc.                                             3.8
    Siebel Systems, Inc.                                                  3.7
    PepsiCo, Inc.                                                         3.6
    General Dynamics Corp.                                                3.6
    AON Corp.                                                             3.6
    Tenet Healthcare Corp.                                                3.5
    Bank of New York Co. Inc.                                             3.2
    HCA - The Healthcare Co.                                              3.1

GROWTH OF A $10,000 INVESTMENT

ING Focus Fund vs. Russell 1000 Index: 12/15/98-10/31/00

[LINE GRAPH]

CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    RUSSELL 1000 INDEX
       9425           10000             10000          10000
       10320          10950             10950          10850
       10773          11410             11420          11237
       10811          11460             11460          10881
       11140          11810             11800          11298
       11272          11930             11930          11770
       11216          11870             11870          11516
       11942          12630             12630          12103
       11565          12220             12220          11734
       11235          11870             11870          11624
       11027          11650             11650          11304
       11819          12480             12470          12064
       12309          12990             12980          12374
       13270          13999             13989          13120
       12900          13597             13587          12583
       12832          13524             13514          12549
       13659          14381             14361          13693
       13240          13937             13917          13237
       13338          14030             14020          12894
       13493          14185             14175          13223
       13532          14216             14206          13003
       14106          14825             14805          13965
       13951          14650             14629          13317
       14281          14580             14970          13158

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The Russell 1000 Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           CLASS A SHARES    CLASS B SHARES   CLASS C SHARES    CLASS X SHARES
1-Year                         13.84%            15.03%           19.05%           15.06%
Inception                      20.91             22.25            23.98            17.60


Inception dates: Class A, B, and C shares is 12/15/98; X shares is 1/12/99.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.


MANAGER'S OVERVIEW

[PHOTOS OF MICHAEL L. KASS AND ADRIAN JONES]

MICHAEL L. KASS
ADRIAN JONES
Portfolio Managers

OBJECTIVE

GROWTH OF CAPITAL through investment in a non-diversified portfolio of approximately 20-40 stocks.

"OUR LARGEST THEME, THE RECOVERY IN HEALTHCARE SERVICES, HAS BEEN A MAJOR CONTRIBUTOR TO PERFORMANCE."

SEE PAGE 17 FOR FINANCIAL DETAILS.


QUESTION: How did the Fund perform during the one year reporting period?

ANSWER: The Fund significantly outperformed its benchmark, the Russell 1000
    Index.

QUESTION: What is your current take on the market given this year's steep correction?

ANSWER: Although the major indices are still struggling, the bear market in breadth could be subsiding, and early signs of new market leadership have emerged. Outside of the mega-cap technology stocks we're finding other areas of the market that continue to thrive and reward improving fundamentals. We have built thematic concentrations in three such areas over the past several months: healthcare services, defense and insurance.

QUESTION: Could you describe some of the Fund's strong performers?

ANSWER: Our largest theme, the recovery in healthcare services, has been a major contributor to performance. In particular, our hospital stocks have performed well.

        In the defense sector, we see major fundamental changes that are likely to lead to improving financial returns for the next several years. Foremost to this belief is that, in order to maintain the current stock of military equipment, procurement spending on tanks, planes and ships will need to rise substantially for several years. And, in the financial services area, our insurance investments have posted solid returns. Additionally, our other stocks in the theme, Bank of New York and Morgan Stanley Dean Witter, have also risen in recent months.

QUESTION: What strategies detracted from the Fund's performance?

ANSWER: Our bandwidth theme has recently underperformed. After being one of the most favored areas of the market, telecommunications services has lost some of its luster, and our holdings were no exception. It may be some time before the business fundamentals reassert themselves and the financing overhang clears.

QUESTION: What is your outlook for the Fund given current market conditions?

ANSWER: It appears that the slowdown in economic activity has persisted and may be more cyclical than seasonal. Also, anecdotal evidence points to tighter bank lending, particularly in the leveraged loan market. Should the economy start to weaken too much, we believe the Federal Reserve may have less room to ease policy than we had previously thought, due to high oil prices and the tight labor market. Having said that, we are encouraged by this year's results, and remain enthusiastic about the prospects for our companies and the industries in which they compete.


[ING FUNDS LOGO]  ING Domestic Mutual Funds Annual Report / October 31, 2000   5

DATA AS OF 10/31/00

ING MID CAP GROWTH FUND

FOR INVESTORS SEEKING LONG-TERM GROWTH

ASSET ALLOCATION(1)
Common Stocks                                                           97.8%
Short-term Investments                                                   2.2

TOP FIVE INDUSTRIES(1)
Telecomm. Equipment                                                      7.6%
Medical: Drugs                                                           6.4
Semicon. Comp.: Intg. Circuit                                            5.7
Wireless Equipment                                                       4.5
Commercial Services: Finance                                             3.8

TOP TEN HOLDINGS(1)
    King Pharmaceuticals Inc.                                            2.9%
    Comverse Technology, Inc.                                            2.6
    Linear Technology Corp.                                              2.5
    Waters Corp.                                                         2.2
    Sanmina Corp.                                                        2.2
    IVAX Corp.                                                           2.2
    MiniMed Inc.                                                         2.1
    Polycom Inc.                                                         2.0
    Paychex Inc.                                                         2.0
    Concord EFS Inc.                                                     1.9

GROWTH OF A $10,000 INVESTMENT

ING Mid Cap Growth Fund vs. Russell Mid Cap Growth Index: 12/15/98-10/31/00

[LINE GRAPH]

CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    RUSSELL
      9425          10000             10000            10000
      10151         10770             10770            11215
      9746          10330             10330            11552
      9086          9630              9630             10987
      9189          9730              9730             11599
      9510          10060             10060            12128
      9510          10070             10060            11971
      9934          10510             10500            12807
      9755          10310             10310            12400
      9472          10000             10000            12271
      9548          10070             10070            12166
      9793          10330             10330            13107
      10113         10660             10660            14465
      10650         11220             11220            16970
      10160         10700             10700            16967
      12045         12680             12680            20533
      12516         13170             13170            20554
      12385         13020             13020            18558
      11480         12070             12060            17205
      12696         13340             13330            19030
      12130         12730             12730            17826
      13393         14050             14050            20514
      12865         13490             13490            19511
      12460         12660             13060            18176

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The Russell Mid Cap Growth Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           CLASS A SHARES    CLASS B SHARES   CLASS C SHARES    CLASS X SHARES
1-Year                      19.96%              21.43%            25.43%            21.43%
Inception                   12.43               13.39             15.29             10.79

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/19/99.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.


MANAGER'S OVERVIEW

[PHOTOS MATTHEW S. PRICE AND DAVID C. CAMPBELL]

MATTHEW S. PRICE
DAVID C. CAMPBELL
Portfolio Managers

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of companies primarily with market capitalizations of $500 million to $7.5 billion.

"WE'VE BEEN REWARDED FOR MAINTAINING A VERY DISCIPLINED INVESTMENT STRATEGY..."

SEE PAGE 18 FOR FINANCIAL DETAILS.


QUESTION: How did the Fund perform during the reporting period?

ANSWER: The Fund generated excellent absolute and relative returns, outperforming its benchmark, the Russell Mid-Cap Growth Index.

QUESTION: To what would you attribute these strong results?

ANSWER: We've been rewarded for maintaining a very disciplined investment strategy--one that favors stocks with positive earnings growth, relative price strength and reasonable valuations. As such, we were able to participate in the market's upside, while avoiding some of the weakest performers when the market corrected.

QUESTION: Could you describe some investment strategies that have performed well for the Fund?

ANSWER: We increased our healthcare weighting over the course of this year, and this has contributed to performance. We have focused primarily on medical technology and in hospital companies. As a result of the enhancements made to our screening process earlier this year, we also have a few biotechnology investments. We also increased our exposure to energy-related stocks from virtually zero a year ago to our current weighting in the area of 10%. We believe the fundamentals continue to look very strong for our energy-related investments. And stocks of financial services companies have recently come to life. We have some exposure to financial institutions, but would probably look to add some more.

QUESTION: Can you give us some examples of strategies that did not work for the Fund?

ANSWER: Our semiconductor and software stocks, the two areas in which we have the most exposure, have weakened in recent months, as investors have become nervous about technology earnings growth. The possibility of a slowdown in the economy has also cast a pall over cyclical stocks. We have had limited investments in both consumer and industrial cyclicals--with mixed results.

QUESTION: What is your outlook for the market and for the Fund?

ANSWER: At the moment, the overriding long-term bullish factors in the stock market--productivity improvements and free markets, among others--are being clouded by short-term anxiety about the pace of worldwide economic growth. The speculative enthusiasm of last year and early this year has given way to a degree of caution, if not pessimism, among some investors. And it is clear that there is a renewed focus on earnings and valuations.

       We are still confident that in the current environment and in the future, our attention to bottom-line improvement and reasonable valuations, along with the increased flexibility in our screens, will reward the patient investor in mid-cap stocks.

6   ING Domestic Mutual Funds Annual Report / October 31, 2000
                                                                [ING FUNDS LOGO]

DATA AS OF 10/31/00

ING LARGE CAP GROWTH FUND

FOR INVESTORS SEEKING LONG-TERM GROWTH

ASSET ALLOCATION(1)
Common Stocks                                                            96.2%
Short-term Investments                                                    3.8

TOP FIVE INDUSTRIES(1)
Electronic Comp.: Semicon.                                                9.5%
Medical: Drugs                                                            7.7
Diversified Manufact. Operations                                          7.4
Networking Products                                                       7.3
Computers: Memory Devices                                                 6.2

TOP TEN HOLDINGS(1)
    General Electric Co.                                                  7.7%
    Cisco Systems, Inc.                                                   6.2
    Pfizer Inc.                                                           5.3
    Sun Microsystems, Inc.                                                5.1
    EMC Corp.                                                             4.4
    Intel Corp.                                                           4.3
    America Online Inc.                                                   3.3
    Cardinal Health Inc.                                                  3.0
    Oracle Corp.                                                          3.0
    Medtronic Inc.                                                        2.7

GROWTH OF A $10,000 INVESTMENT

ING Large Cap Growth Fund vs. S&P 500 Index: 12/15/98-10/31/00

[LINE GRAPH]


  CLASS A SHARES  CLASS B SHARES    CLASS C SHARES    S&P 500
       9425           10000             10000          10000
       10151          10770             10760          10771
       10518          11150             11150          11222
       10236          10850             10840          10873
       10707          11340             11330          11308
       10773          11410             11410          11745
       10292          10890             10890          11468
       11046          11680             11680          12104
       10631          11230             11240          11727
       10603          11190             11200          11668
       10462          11050             11050          11348
       11122          11750             11740          12067
       11659          12300             12300          12312
       12488          13170             13170          13037
       11640          12280             12270          12382
       11951          12600             12590          12148
       12884          13570             13560          13337
       12290          12940             12930          12935
       11904          12530             12520          12670
       12941          13610             13600          12982
       12564          13210             13200          12779
       13704          14400             14390          13573
       12488          13110             13100          12856
       11762          11940             12340          12802

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The S&P 500 Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


AVERAGE ANNUAL TOTAL RETURN(2) (WITH SALES CHARGE)

                        CLASS A SHARES         CLASS B SHARES         CLASS C SHARES    CLASS I SHARES    CLASS X SHARES
1-Year                       -0.32%                 0.02%                  4.11%            6.35%             0.12%
Inception                     9.03                  9.91                  11.86            11.76              5.41

Inception dates: Class A, B, and C shares is 12/15/98; Class I shares is 9/27/99; Class X shares is 1/11/99.


1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions. Class I shares return does not include sales charge.


MANAGER'S OVERVIEW

[PHOTO OF WILLIAM H. THOMAS]

WILLIAM H. THOMAS
Portfolio Management
Team Leader

OBJECTIVE


GROWTH OF CAPITAL through investment in a diversified portfolio of companies primarily with market capitalizations of $1 billion or more.

"THE FUND ALSO ASTUTELY AVOIDED LAST YEAR'S TECHNOLOGY DARLINGS, THE SO-CALLED "DOT.COMS."

SEE PAGE 20 FOR FINANCIAL DETAILS.


QUESTION: How did the Fund perform during the six-month reporting period?

ANSWER: The Fund slightly underperformed its benchmark, the S&P 500 Index.

QUESTION: Can you describe the prevailing market environment during this period?

ANSWER: While the period was one of positive equity market returns, volatility was high, due to investor concern over rising interest rates and the threat of higher inflation. Strong growth of corporate earnings provided the support for the positive trend in stock prices.

QUESTION: What factors contributed most to the Fund's results?

ANSWER: The leading contributor to performance has been technology stocks, which continued to benefit from strong growth in productivity-related capital spending. In particular, our exposure to optical networks firms, including JDS Uniphase and Corning have been particularly helpful, as have our holdings in leading data storage companies EMC and Veritas. The Fund's financial services stocks, such as AIG and Citigroup, also performed well, as these companies lead in the global consolidation of this industry.

        The Fund also astutely avoided last year's technology darlings, the so-called "dot.coms." A substantial number of these companies have underperformed this year, as many business models have proven unsuccessful in sustaining revenue growth.

QUESTION: What factors hindered the Fund's performance?

ANSWER: While we have avoided most direct consumer-related Internet stocks, two holdings, America Online and Yahoo underperformed. AOL has suffered from uncertainty over its pending merger with Time Warner, while Yahoo has been under a cloud of concern related to the strength of advertising spending over the Internet. Telecommunications has also been a difficult sector, with growing concerns over price competition, especially in voice transmission. Earlier in the year the Fund sold Sprint PCS, and reduced its position in Worldcom.

QUESTION: What is your outlook for the stock market and the Fund?

ANSWER: Volatility in the equity markets has continued, as investors have become increasingly concerned that slower economic growth will lead to disappointing earnings performance for many companies. We remain constructive, forecasting that economic growth next year will be near its long-term trend of 3-3 1/2 percent. Productivity related investments should remain high, which could support strong earnings growth in the technology sector. From an economic standpoint, we expect inflation to decline. With slower growth and lower inflation, the Federal Reserve Board should remain on the sidelines, and may even lower interest rates later in the coming year.


                  ING Domestic Mutual Funds Annual Report / October 31, 2000   7
[ING FUNDS LOGO]

DATA AS OF 10/31/00

ING TAX EFFICIENT EQUITY FUND

FOR INVESTORS SEEKING LONG-TERM GROWTH WITH MINIMUM TAX CONSEQUENCES

ASSET ALLOCATION(1)
Common Stocks                                                            97.8%
Short-term Investments                                                    2.2

TOP FIVE INDUSTRIES(1)
Oil Companies: Integrated                                                 7.9%
Diversified Mfg. Operations                                               5.7
Computers                                                                 5.7
Medical: Drugs                                                            5.6
Super-Regional Banks-US                                                   3.9

TOP TEN HOLDINGS(1)
    General Electric Co.                                                  3.6%
    Intel Corp.                                                           2.4
    Conoco Inc.                                                           2.3
    Sun Microsystems, Inc.                                                2.2
    Merck & Co., Inc.                                                     2.1
    Exxon Mobil Corp.                                                     1.9
    Household International Inc.                                          1.9
    Baxter International Inc.                                             1.9
    IBM Corp.                                                             1.8
    Cisco Systems, Inc.                                                   1.8

GROWTH OF A $10,000 INVESTMENT

ING Tax Efficient Equity Fund vs. S&P 500 Index: 12/15/98-10/31/00

[LINE GRAPH]

Class A Shares    Class B Shares    Class C Shares   S&P 500 Index
      9425            10000             10000          10000
      10151           10770             10770          10771
      10443           11100             11070          11222
      10132           10760             10730          10873
      10424           11070             11040          11308
      11056           11730             11690          11745
      10886           11550             11510          11468
      11527           12230             12180          12104
      11178           11850             11810          11727
      11056           11720             11680          11668
      10745           11380             11340          11348
      11301           11960             11920          12067
      11423           12090             12050          12312
      12032           12733             12679          13037
      11397           12052             12005          12382
      11426           12072             12025          12148
      12316           13004             12960          13337
      12316           13004             12950          12935
      11984           12643             12598          12670
      11899           12543             12498          12982
      11729           12352             12317          12779
      12486           13144             13101          13573
      11672           12282             12236          12856
      11710           11912             12267          12802

12/15/18                          10/31/00

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The S&P 500 Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           Class A Shares    Class B Shares     Class C Shares    Class X Shares
1-Year                          -2.33%           -2.06%              1.91%            -2.12%
Inception                        8.77             9.77              11.50              3.70

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.


1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.


MANAGER'S OVERVIEW

[PHOTOS OF BOB SANDRONI, CARL GOLDSMITH AND MARLA RYAN]

BOB SANDRONI
CARL GOLDSMITH
MARLA RYAN
Portfolio Managers

OBJECTIVE

HIGH TOTAL RETURN on an after-tax basis through a diversified portfolio of stocks.

"...WE FOCUSED ON VERY ATTRACTIVELY PRICED INDUSTRIAL COMPANIES THAT HAVE DEMONSTRATED SOLID FUNDAMENTAL GROWTH."

SEE PAGE 21 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed relative to its benchmark?

ANSWER: During the reporting period the Fund underperformed its benchmark, the S&P 500 Index.

QUESTION: What were some of the major factors behind the Fund's returns?

ANSWER: A moderation in economic growth, brought on by Federal Reserve Board interest rate hikes, negatively impacted the results of both our banking and retail stocks. Also, our exposure to telecommunications service providers detracted from our returns, as these companies faced a rapid deterioration in long distance pricing. Finally, a few of our technology stocks posted major earnings disappointments, causing their stock prices to fall sharply.

QUESTION: What investment strategies did you employ to enhance returns?

ANSWER: One strategy that has worked well for the Fund was maintaining our position in certain portions of the technology sector. In addition, we focused on very attractively priced industrial companies that have demonstrated solid fundamental growth.

QUESTION: Could you share some examples?

ANSWER: Within technology, we identified high growth opportunities, such as those in the server and data storage markets. Fund holdings in this area included Sun Microsystems and Veritas Software, and secularly growing contract manufacturers, Flextronics and Solectron. Other winning stocks were chipmaker Analog Devices and electronics distributor Arrow Electronics. At the same time, our exposure to several industrial stocks demonstrating solid earnings growth aided returns. Examples included Tyco International, United Technologies, and General Dynamics.

QUESTION: What strategies hurt results?

ANSWER: A well diversified equity fund should enable investors over the long run to reduce their risk of having too much exposure to any given stock. While our Fund seeks long term capital appreciation, in the short term we had too many stocks with earnings disappointments. However, diversification limited our downside, and a number of strong performers made up some of the performance differential.

QUESTION: What is your outlook for the Fund?

ANSWER: Our economic outlook is for continued moderate growth and low inflation.
    We believe that technology-driven capital spending has the potential to yield further productivity gains, lengthening this economic expansion. We are also encouraged by the more rational equity market tone, whereby investors are questioning overly exuberant growth forecasts, and valuation is once again important. We expect the Fund to perform well in this environment, as our broadly diversified portfolio is committed to emphasising companies with attractive growth prospects that are reasonably valued.


8   ING Domestic Mutual Funds Annual Report / October 31, 2000  [ING FUNDS LOGO]

DATA AS OF 10/31/00

ING GROWTH & INCOME FUND

FOR INVESTORS SEEKING LONG-TERM TOTAL RETURNS

ASSET ALLOCATION(1)
Common Stocks                                                            99.0%
Short-term Investments                                                    1.0

TOP FIVE INDUSTRIES(1)
Medical: Drugs                                                            8.2%
Diversified Mfg. Operations                                               6.1
Computers                                                                 5.9
Telecommunication Services                                                5.1
Multimedia                                                                4.1

TOP TEN HOLDINGS(1)
    General Electric Co.                                                  4.8%
    Verizon Communications                                                3.5
    Cisco Systems, Inc.                                                   3.3
    Microsoft Corp.                                                       3.3
    Exxon Mobil Corp.                                                     2.8
    Pfizer Inc.                                                           2.7
    Wells Fargo & Co.                                                     2.7
    Merck & Co., Inc.                                                     2.7
    Intel Corp.                                                           2.7
    Citigroup Inc.                                                        2.6

GROWTH OF A $10,000 INVESTMENT

ING Growth & Income Fund vs. S&P 500 Index: 12/15/98-10/31/00


[LINE GRAPH]

Class A Shares    Class B Shares    Class C Shares   S&P 500 Index
      9425            10000             10000          10000
      9934            10540             10540          10771
      10292           10910             10920          11222
      9896            10490             10490          10873
      10143           10748             10740          11308
      10416           11039             11030          11745
      10256           10858             10850          11468
      10814           11439             11442          12104
      10512           11119             11111          11727
      10324           10908             10901          11668
      10069           10638             10631          11348
      10777           11379             11381          12066
      11003           11600             11602          12312
      11498           12127             12118          13037
      11015           11605             11597          12382
      10816           11394             11386          12148
      11801           12418             12419          13336
      11479           11667             12068          12935
      11148           11715             11717          12670
      11365           11936             11938          12982
      11166           11725             11727          12779
      11876           12458             12459          13573
      11214           11756             11757          12856
      11081           11215             11617          12802

12/15/98                          10/31/00

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The S&P 500 Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           Class A Shares     Class B Shares    Class C Shares    Class X Shares
1-Year                          -3.11%             -2.93%            1.07%            -2.84%
Inception                        5.62               6.30             8.31              2.65

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/12/99.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.


MANAGER'S OVERVIEW

[PHOTO OF MARTIN JANSEN]

MARTIN JANSEN
Portfolio Manager

Objective

HIGH TOTAL RATES OF RETURN through investment in a diversified portfolio of primarily income-producing stocks.

"...AN OVERWEIGHTING IN THE DEFENSIVE CONSUMER STAPLES AND ENERGY SECTORS HELPED PERFORMANCE."

SEE PAGE 23 FOR FINANCIAL DETAILS.


QUESTION: How did the Fund perform relative to its benchmark during the reporting period?

ANSWER: The Fund underperformed its benchmark, the S&P 500 Index. Both sector and stock selection contributed to the underperformance.

QUESTION: How was the Fund affected by the global stock market correction?

ANSWER: On a sector level, an overweight in technology hurt the Fund in the March and April timeframe, as the Nasdaq peaked and subsequently fell approximately 35%. Stock selection particularly hurt performance in the communication services sector. The Fund had a lack of wireless exposure early in the year, and holdings in MCI Worldcom and Sprint detracted from results, due to the rejection of their proposed merger in late June, as well as a weakening of the consumer long-distance business throughout the year.

QUESTION: What are some examples of strategies that helped performance?

ANSWER: Our underweight in communication services was beneficial, as the sector fell 21% during the period. Conversely, an overweighting in the defensive consumer staples and energy sectors helped performance. Stock selection was strong in healthcare and technology, where our holdings in Sun Microsystems, Ciena Corp, Applied Materials, Tenet Healthcare and Eli Lilly, contributed positively to results.

QUESTION: What is your outlook for the market going forward?

ANSWER: With the benefit of hindsight, the market was to some degree justified in its concerns regarding the earnings slowdown. We believe the earnings deceleration is likely to continue in the coming quarters, before accelerating once again. In this respect, the "landing" from an earnings perspective is somewhat harder than expected. With the equity market well off its highs and long bond yields 100 basis points below February peaks, the slowdown appears reflected in stock prices. Instead of the feared Federal Reserve tightening, the next move is now more likely to be an easing, although this is still a few months away. This friendlier backdrop should arrest the decline in growth by the first half of next year, thereby alleviating fears of a full-blown earnings recession.

QUESTION: Based on your outlook, how have you positioned the Fund's portfolio?

ANSWER: We eliminated our small underweight in technology and capital goods during the month of October by reducing our overweight in the interest sensitive financial and utility sectors, which appears fully valued at current levels. We maintain small overweight positions in consumer staples and healthcare and remain comfortable with our underweight in consumer cyclicals.


                  ING Domestic Mutual Funds Annual Report / October 31, 2000   9
[ING FUNDS LOGO]

DATA AS OF 10/31/00

ING HIGH YIELD BOND FUND

FOR INVESTORS SEEKING HIGH CURRENT INCOME AND TOTAL RETURNS

ASSET ALLOCATION(1)
Corporate Bonds                                                          93.1%
Warrants                                                                  0.1
Repurchase Agreement                                                      6.8

CREDIT ALLOCATION(1)
A/A                                                                       2.7%
BBB/BB                                                                   42.8
B/B                                                                      44.2
CCC/Caa                                                                   1.5
NR/NR                                                                     2.0
Repurchase Agreement                                                      6.8

TOP TEN HOLDINGS(1)
    CSC Holdings, Inc., 11.125% due 4/1/08                               6.8%
    Century Comm. Corp., due 3/15/03                                     6.5
    Gulf Canada Ltd., 8.375% due 11/15/05                                4.6
    Rogers Cablesys. Inc., 10.0% due 3/15/05                             4.5
    Chancellor Media Corp.,
    8.125% due 12/15/07                                                  4.3
    Nuevo Energy Co., 9.375% due 10/1/10                                 4.3
    Global Cr. Hldg. Ltd., 10.5% due 12/1/08                             3.8
    Crown Castle Int'l. Corp.,
    10.625% due 11/15/07                                                 3.3
    Pride Int'l., Inc., 10.0% due 6/1/09                                 3.0
    Orange PLC, 8.75% due 6/1/06                                         2.9

GROWTH OF A $10,000 INVESTMENT

ING High Yield Bond Fund vs. Lehman Brothers High Yield Index: 12/15/98-10/31/00

[LINE GRAPH]

CLASS A SHARES    CLASS B SHARES    CLASS C SHARES     LB HIGH YIELD INDEX
       9524          10000              10000           10000
       9567          10042              10042           10031
       9772          10243              10250           10180
       9757          10209              10218           10120
       9906          10369              10378           10216
       10094         10569              10569           10414
       9905          10355              10355           10274
       9980          10427              10426           10252
       10009         10450              10450           10293
       9987          10420              10430           10180
       10051         10481              10491           10107
       10131         10557              10567           10039
       10332         10760              10770           10158
       10442         10868              10878           10272
       10338         10753              10763           10228
       10367         10776              10786           10247
       10256         10654              10664           10032
       10365         10760              10770           10048
       10261         10646              10656           9945
       10466         10852              10862           10148
       10556         10938              10948           10225
       10681         11060              11071           10294
       10506         10873              10884           10205
       10323         10296              10675           9878

Hypothetical illustration of $10,000 includes the maximum sales charge of 4.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The LB High Yield Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           CLASS A SHARES     CLASS B SHARES   CLASS C SHARES    CLASS X SHARES
1-Year                          -2.98%            -3.61%            0.09%            -3.51%
Inception                        1.72              1.57             3.55              1.37

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.


1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.

MANAGER'S OVERVIEW

[PHOTO OF BOB BOWMAN]

BOB BOWMAN
Portfolio Management
Team Leader

OBJECTIVE

HIGH CURRENT INCOME AND TOTAL RETURN, through investment in a diversified portfolio of below-investment grade corporate bonds.

"OUR SHIFTING STRATEGY IN THE COMMUNICATIONS SECTOR WAS ALSO HELPFUL."

SEE PAGE 25 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed relative to its benchmark, the Lehman
    Brothers High Yield Index?

ANSWER: In a very difficult environment for high yield bonds the Fund soundly outperformed its Index.

QUESTION: What were some of the strategies you used to enhance results?

ANSWER: A number of strategies were employed that helped the Fund's performance.
    First, the Fund maintained a relatively high credit quality portfolio, with a higher average credit rating compared to the index. This was beneficial, as BB-rated securities outperformed more speculative B-rated securities over the last twelve months.

        Second, the Fund's sector weighting strategy aided returns, particularly our overweight positions in energy and gaming. Our shifting strategy in the communications sector was also helpful. We were overweight in communications during the first six months of the period. This strategy paid off, as the sector outperformed the Index by 2.60% during that time. However, over the last six months of the period we shifted to an underweight position. This strategy significantly helped performance, as the sector underperformed the Index by 4.35% over the last six months.

        Third, the number of trading opportunities in the new issue market has declined over the year, as market weakness and decreased liquidity has made buyers less receptive to new issues. However, we continue to be able to help performance by trading in the new issue market.

QUESTION: What strategies hindered the Fund?

ANSWER: While sector weighting continued to generally help Fund performance, some sector weighting decisions had a negative impact on returns. For example, we maintained an overweight position in basic industries over the year, which began to underperform as the economy started to show signs of slowing. And we continued to underweight the finance sector, which has outperformed the Index during the period. There were also there were several security specific holdings that fell sharply.

QUESTION: What is your outlook for the high yield market?

ANSWER: We remain cautious regarding the near term high yield market. Many money managers, weary as a result of the volume of downgrades and defaults, are unwilling to add risk moving into the end of the year. In the longer term, we are cautiously optimistic about the market. We believe that the market default rate will peak in the first half of 2001. Market technicals should improve after the end fiscal 2000. Therefore, we think that any further near-term weakness could provide buying opportunities for long term investors.


10   ING Domestic Mutual Funds Annual Report / October 31, 2000 [ING FUNDS LOGO]

DATA AS OF 10/31/00

ING INTERMEDIATE BOND FUND

FOR INVESTORS SEEKING HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY

ASSET ALLOCATION(1)
Corporate Bonds                                                          49.7%
U.S. Government                                                          24.3
U.S. Treasury                                                            20.2
Repurchase Agreement                                                      5.8

CREDIT ALLOCATION(1)
U.S. Treasury                                                            20.2%
U.S. Government                                                          24.3
AA/A                                                                     13.2
BBB/BB                                                                   31.6
B/B                                                                       4.9
Repurchase Agreement                                                      5.8

TOP TEN HOLDINGS(1)
    US Treasury Bonds, 6.125% due 8/15/29                                15.0%
    FNMA Pass-Thru, 7.0% due 11/1/14                                      3.7
    US Treasury Notes, 5.75% due 8/15/10                                  3.6
    FNMA Pass-Thru, 6.5% due 9/1/14                                       3.6
    FNMA Pass-Thru, 6.5% due 4/1/29                                       3.2
    Rogers Cablesys., 10.0% due 3/15/05                                   3.0
    Duke Energy Field Services,
    7.875% due 8/16/10                                                    2.9
    Park Place Entertainment Corp.,
    9.375% due 2/15/07                                                    2.9
    Lehman Brothers Hldg. Inc.,
    6.9% due 1/29/01                                                      2.9
    FNMA Pass-Thru, 7.500% due 4/1/30                                     2.8


GROWTH OF A $10,000 INVESTMENT

ING Intermediate Bond Fund vs. Lehman Brothers Gov't./Corp. Index:
12/15/98-10/31/00

[LINE GRAPH]

CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    LB GOV'T./CORP. INDEX
       9524          10000             10000          10000
       9514          9974              9986           9960
       9557          10023             10035          10030
       9381          9823              9835           9792
       9451          9889              9902           9841
       9471          9904              9916           9865
       9330          9761              9763           9764
       9276          9698              9701           9733
       9282          9698              9701           9706
       9269          9679              9682           9698
       9385          9793              9796           9786
       9385          9787              9790           9811
       9393          9790              9792           9805
       9424          9815              9819           9745
       9395          9779              9783           9742
       9495          9877              9881           9864
       9538          9916              9919           10007
       9569          9941              9945           9958
       9561          9916.04           9931           9949
       9749          10105             10119          10152
       9866          10231             10235          10260
       10036         10401             10405          10404
       10080         10440             10444          10444
       10146         10120             10506          10510

Hypothetical illustration of $10,000 includes the maximum sales charge of 4.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The LB Gov't/Corp. Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           CLASS A SHARES     CLASS B SHARES    CLASS C SHARES    CLASS X SHARES
1-Year                          2.96%              2.30%             6.32%             2.30%
Inception                       0.78               0.65              2.67              1.27

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.


MANAGER'S OVERVIEW

[PHOTO OF JAMES B. KAUFFMANN]

JAMES B. KAUFFMANN
Portfolio Management
Team Leader

OBJECTIVE

HIGH CURRENT INCOME consistent with the preservation of capital and liquidity through investment in a diversified portfolio of U.S. government and high-quality corporate bonds.

"SECTOR AND SECURITY SELECTION WAS THE MAIN DRIVERS OF OUTPERFORMANCE DURING THE REPORTING PERIOD."

SEE PAGE 27 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed versus its benchmark?

ANSWER: The Fund outperformed its benchmark during the 12-month reporting period.

QUESTION: What investment strategies enhanced returns?

ANSWER: Sector and security selection were the main drivers of outperformance during the reporting period. Overweights in the financial institutions, utility and energy sectors, and underweights in the retail auto parts and telephone sectors have all helped results. Furthermore, our decision to underweight corporate bonds and overweight Treasury bonds in the fall was critical, as corporate spreads have underperformed since September.

       Portfolio quality was another driver of performance, as the bond market generally rewarded those who owned high quality bonds. Early in the year, we were overweight a group of lower quality names in the Fund. The decision to sell those names and then overweight much higher quality names was an effective strategy, as the high yield market generated poor results during the second half of the year.

QUESTION: Were there any strategies that did not work?

ANSWER: Despite being underweight poorly performing sectors for the majority of the year, we did own specific names that hindered results. Corporate bonds such as Saks, Rite-Aid, Kmart, Ames and Amerco hurt returns, as this group of bonds grossly underperformed the overall index. Fortunately, we exited many of these positions before they became too damaging.

       Despite our view that the Treasury yield curve would invert for most of the year, we were caught overweight long maturity corporate bonds during the summer. We were able to dampen the blow by reducing our overweight position in the fall, as corporate spreads significantly widened.

QUESTION: What is your outlook for the Fund?

ANSWER: Looking ahead to 2001, the corporate bond landscape looks very challenging. The economy is clearly slowing, and we've seen evidence of this at the corporate level, as numerous companies have missed earnings due to slower revenue growth and lower profit margins. We are now beginning to see slower growth at the macro level, and we believe GDP growth will be between 2.5% to 3% for the next few quarters.

       In a slower growth environment, we see the Federal Reserve remaining out of the market, which should be a catalyst for short-term interest rates to decline. However, we are worried about corporate bond spreads, even though they are very attractive from a historical perspective. The news is not all negative, however, as we think there will be positive performance in certain sectors of the corporate bond market.


[ING FUNDS LOGO] ING Domestic Mutual Funds Annual Report / October 31, 2000   11

DATA AS OF 10/31/00

ING NATIONAL TAX-EXEMPT BOND FUND

FOR INVESTORS SEEKING CURRENT TAX-EXEMPT INCOME

TOP FIVE STATES(1)
Illinois                                                                 17.2%
Texas                                                                     9.3
Oklahoma                                                                  9.2
New York                                                                  8.7
Pennsylvania                                                              8.7

CREDIT ALLOCATION(1)
AAA/Aaa                                                                  42.7%
AA/Aa                                                                    29.8
A/A                                                                      12.6
BBB/Baa                                                                   9.2
Repurchase Agreement                                                      5.7

TOP TEN HOLDINGS(1)
IL St. Sales Tax Rev., 4.0% due 6/15/04                                   7.0%
De Kalb Etc. IL Community College
District, 5.75% due 2/1/11                                                6.4
Salt River Project AZ Impt. & Power,
5.75% due 1/1/19                                                          5.3
San Felipe Del Rio TX, 5.5% due 8/15/19                                   5.0
Allegheny Co. PA Port Authority,
6.0% due 3/1/24                                                           5.0
OK St. Inds. Auth. Rev., 6.0% due 8/15/19                                 5.0
NY St. Dorm Auth. Rev., 5.5% due 7/1/15                                   4.9
Manchester NH Housing/Redevelopment
5.75% due 1/1/08                                                          4.9
Clark Co. NV Sch. Dist., 5.75% due 6/15/02                                4.9
W.VA. St. Hosp. Fin. Auth., 6.75% due 9/1/30                              4.9


GROWTH OF A $10,000 INVESTMENT

ING National Tax-Exempt Bond Fund vs. LB Municipal Bond Index: 11/8/99-10/31/00

[LINE GRAPH]

CLASS A SHARES    CLASS B SHARES    CLASS C SHARES   LB MUNICIPAL BOND INDEX
       9524           10000             10000                10000
       9447            9913              9915                10106
       9306            9747              9758                10030
       9194            9632              9634                 9986
       9385            9817              9829                10102
       9638           10086             10088                10322
       9570            9997             10010                10261
       9503            9921              9933                10208
       9778           10202             10214                10478
       9936           10357             10373                10624
      10066           10485             10502                10788
      10005           10416             10432                10732
      10104           10002             10429                10849

Hypothetical illustration of $10,000 includes the maximum sales charge of 4.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5%; Class C shares has a maximum CDSC of 1%. Ending values include change in share value and reinvestment of distributions. The LB Municipal Bond Index is unmanaged, and does not include any sales charges or expenses

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

CUMULATIVE TOTAL RETURN(2) (with sales charge)

                            CLASS A SHARES       CLASS B SHARES      CLASS C SHARES
Inception                        1.04%                0.02%               4.29%

Inception date for the fund is 11/8/99. 1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns (not annualized) include change in share value and reinvestment of distributions.


MANAGER'S OVERVIEW

[PHOTO OF ROBERT SCHONBRUNN]

ROBERT SCHONBRUNN
Portfolio Manager

OBJECTIVE

HIGH CURRENT TAX-EXEMPT INCOME, consistent with preservation of capital and liquidity through investment in a diversified portfolio of municipal bonds.

"THE MUNICIPAL BOND MARKET CONTINUES TO HAVE POSITIVE FUNDAMENTALS."

SEE PAGE 29 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed since its launch in November 1999?

ANSWER: Overall, the Fund has generated strong after-tax returns for its shareholders.

QUESTION: How was the Fund's portfolio positioned during the period?

ANSWER: Initially, the Fund was hurt as it stressed the long end of the yield curve to take advantage of the higher yields being offered there. When interest rates rose early in the period these holdings detracted from results. However, early in 2000 interest rates began to decline. As such, the very issues that were responsible for the Fund underperforming were suddenly helping the Fund to generate very strong relative results.

       The Fund's high quality portfolio also proved to be a solid strategy. The Fund's average rating is AA, with the vast majority of its holding rated A or higher. By avoiding lower quality issues we were spared when interest rate spreads widened in this portion of the yield curve.

QUESTION: Can you briefly explain your view on the economy and interest rates?

ANSWER: The stock and bond markets are currently discounting a successful move from strong economic growth to a "soft landing". However, we believe the odds of a "hard landing," and possibly a recession, are increasing. The stock market is not expecting this outcome, and will react negatively if it materializes. On the other hand, the bond market should perform well during a slow economy. Economic factors most directly impact the short end of the maturity curve, while inflation is more important to the longer end. As the economy continues to slow we expect the interest rates on shorter maturity Treasuries to decline. This interest rate movement should re-establish the yield curve with a positive slope from its currently inverted position. Longer rates may also decline depending on the length and strength of the slowdown.

QUESTION: What is your outlook for the municipal bond market and the Fund?

ANSWER: The municipal bond market continues to have positive fundamentals. And while municipal bond yields have come down in recent months, we still believe they are attractive for the long-term. There has been considerable attention given to the reduced level of new issuance of municipal bonds because of the stronger state and local balance sheets. Another factor that is contributing to the relative scarcity of bonds is the strong demand by the rapidly growing segment of our wealthy population that benefits from tax exemption.

                                                                [ING FUNDS LOGO]
12   ING Domestic Mutual Funds Annual Report / October 31, 2000

OCTOBER 31, 2000

FOOTNOTES

FOR FUND PERFORMANCE PAGES 3-12

THE VIEWS EXPRESSED IN THE MANAGER'S OVERVIEW ARE SOLELY THOSE OF THE PORTFOLIO MANAGERS.

Past performance data are historical and cannot guarantee future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. Recent stock market gains has produced higher than usual short-term fund returns which may not continue.

Shares of ING Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

Credit allocation includes securities rated by national rating organizations, or if not rated, determined to be of comparable quality by the Fund's Sub-Adviser.

Total returns for Class A shares include the current initial maximum sales charge of 5.75% (Stock funds); 4.75% (Bond Funds), respectively. Class A shares of ING Money Market Fund are not subject to an initial sales charge. Class B, Class C and Class X shares assume redemption of Fund shares at the end of each period indicated. Class B and X shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception) and Class C shares are subject to a maximum CDSC of 1% (1-year). All share classes have the same investment portfolio, but are subject to different expenses.

Class X shares are offered to qualified investors (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans. Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the Distributor.

Class I shares are offered only to retirement plans affiliated with ING Group. Shares are sold without an initial sales charge and are not subject to any Rule 12b-1 fees, shareholder servicing fees or account servicing fees.

RISK CONSIDERATIONS

These and other risks are more fully described in the prospectus.

ING INTERNET FUND: concentrates its investments in internet and internet-related companies and carries more risks than funds with more diversified portfolios. The Fund may also invest in foreign securities.

ING SMALL CAP GROWTH FUND: invests in small, less well-known issuers. Small capitalization issuers typically have limited product lines and smaller market share and are less liquid than stocks of larger, more diversified companies.

ING FOCUS FUND: concentrates its investments in up to only 40 holdings. The Fund carries more risks than larger more diversified funds.

ING TAX-EFFICIENT EQUITY FUND: may invest up to 10% of its total assets in foreign securities which may be subject to currency fluctuations, economic and political uncertainties.

ING HIGH YIELD BOND FUND: Investing in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade corporate bonds.

ING INTERNET FUND AND ING FOCUS FUND: Each Fund is classified as a non-diversified investment company, which means that compared with other funds, each Fund may invest a greater percentage of its assets in a particular issuer. The investment of a larger percentage of a Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

BENCHMARKS

THE @NET INDEX encompasses 50 companies which are key components in the development of the Internet. The Index is weighted based on market capitalization of each of the component stocks.

RUSSELL 2500 GROWTH INDEX measures the performance of the Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The average market capitalization is approximately $12.1 billion; the median market capitalization is approximately $3.8 billion. The smallest company in the index has an approximate market capitalization of $1,350.8 million.

RUSSELL MID-CAP GROWTH INDEX measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX includes 500 widely held common stocks in four broad sectors (industrials, utilities, financial and transportation). It is a total return index with dividends reinvested.

LEHMAN BROTHERS HIGH YIELD INDEX includes all fixed-income securities having a maximum quality rating of Ba1 (including default issues), a minimum amount outstanding of $100 million and at least 1 year to maturity.

LEHMAN BROTHERS GOVERNMENT/CORP. INDEX includes government and corporate bonds, U.S. treasuries, agency securities, corporate and yankee bonds with reinvestment of income.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is comprised of 8,000 bonds. These bonds are all investment grade fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than 50 million. It is a total return index.


                 ING Domestic Mutual Funds Annual Report / October 31, 2000   13

October 31, 2000

SCHEDULE OF INVESTMENTS

ING INTERNET FUND


   Shares/
  Principal
    Amount                                                                         Value
  ---------                                                                        -----
  COMMON STOCK -- 100.0%

  APPLICATIONS SOFTWARE -- 2.7%
    74,790  OpenTV Corp.(1)                                                    $  2,009,981
    29,480  Resonate Inc.(1)                                                      1,249,215
                                                                               ------------
                                                                                  3,259,196
  BUSINESS-TO-BUSINESS/E-COMMERCE -- 6.7%
    24,900  Ariba, Inc.(1)                                                        3,146,738
    74,210  Commerce One, Inc.(1)                                                 4,763,354
                                                                               ------------
                                                                                  7,910,092
  COMPUTER SERVICES -- 0.7%
   148,965  MarchFirst, Inc.(1)                                                     865,859

  DATA PROCESSING/MANAGEMENT -- 4.6%
    38,750  Automatic Data Processing, Inc.                                       2,530,860
    58,130  First Data Corp.                                                      2,913,766
                                                                               ------------
                                                                                  5,444,626
  E-COMMERCE/PRODUCTS -- 2.1%
    67,150  Amazon.com, Inc.(1)                                                   2,459,369

  E-COMMERCE/SERVICES -- 2.6%
    61,050  eBay, Inc.(1)                                                         3,144,075

  E-MARKETING/INFORMATION -- 6.3%
   122,380  Digitas Inc.(1)                                                       1,460,911
    66,090  DoubleClick Inc.(1)                                                   1,073,963
    54,475  E.piphany, Inc.(1)                                                    4,909,559
                                                                               ------------
                                                                                  7,444,433
  E-SERVICES/CONSULTING -- 3.3%
    41,590  Internet Initiative Japan Inc. --
            Sponsored ADR                                                         1,039,750
   201,320  Razorfish, Inc. -- A Shares(1)                                          905,940
   112,110  Scient Corp.(1)                                                       2,017,980
                                                                               ------------
                                                                                  3,963,670
  ELECTRONIC COMPONENTS-SEMICONDUCTOR -- 3.7%
    19,774  Broadcom Corp. -- A Shares(1)                                         4,397,243

  FINANCE - INVESTMENT BANKERS/BROKERS -- 0.2%
     2,750  Consors Discount Broker AG(1)                                           218,638

  INTERNET APPLICATION SOFTWARE -- 29.7%
    56,160  Art Technology Group, Inc.(1)                                         3,524,040
    61,160  Blue Martini Software, Inc.(1)                                        2,301,145
   222,855  BroadVision, Inc.(1)                                                  6,629,936
    45,463  Interwoven, Inc.(1)                                                   4,580,397
   105,762  Kana Communications, Inc.(1)                                          2,485,407
   120,710  Liberate Technologies, Inc.(1)                                        2,301,034
    71,390  RealNetworks, Inc.(1)                                                 1,471,303
    37,690  Software.com, Inc.(1)                                                 5,615,810
   121,990  Tumbleweed Communications Corp.(1)                                    2,089,079
   142,570  Vignette Corp.(1)                                                     4,250,368
                                                                               ------------
                                                                                 35,248,519
  INTERNET CONNECTIVITY SERVICE -- 0.0%
     8,620  Rhythms NetConnections Inc.(1)                                           18,856

  INTERNET CONTENT-INFORMATION/NETWORKING -- 2.0%
   117,280  InfoSpace, Inc.(1)                                                    2,360,260

  INTERNET INFRASTRUCTURE SOFTWARE -- 4.0%
    30,130  Inktomi Corp.(1)                                                      1,911,372
    44,555  TIBCO Software Inc.(1)                                                2,806,965
                                                                               ------------
                                                                                  4,718,337
  INTERNET SECURITY -- 11.7%
    28,220  Check Point Software Technologies Ltd.(1)                             4,469,343
    53,920  Internet Security Systems, Inc.(1)                                    4,758,440
    35,640  VeriSign, Inc.(1)                                                     4,704,480
                                                                               ------------
                                                                                 13,932,263

  INTERNET TELEPHONY -- 1.5%
    93,595  Net2Phone, Inc.(1)                                                 $  1,737,357

  NETWORKING PRODUCTS -- 3.8%
    82,970  Cisco Systems, Inc.(1)                                                4,470,009

  TELEPHONE-INTEGRATED -- 1.6%
    80,740  WorldCom, Inc.(1)                                                     1,917,575

  WEB HOSTING/DESIGN -- 6.6%
    65,640  Critical Path, Inc.(1)                                                3,187,643
    43,120  Digex, Inc.(1)                                                        1,692,460
    87,680  Exodus Communications, Inc.(1)                                        2,942,760
                                                                               ------------
                                                                                  7,822,863
  WEB PORTALS/INTERNET SERVICE PROVIDERS -- 6.2%
    99,230  America Online, Inc.(1)                                               5,004,169
    39,320  Yahoo! Inc.(1)                                                        2,305,135
                                                                               ------------
                                                                                  7,309,304

  TOTAL INVESTMENTS -- 100.0%

            (Cost -- $165,141,819)(2)                                          $118,642,544

1.   Non-income producing security.

2.   Aggregate cost for Federal income tax purposes is $170,849,136.

ADR  -- American Depository Receipts.

See Notes to Financial Statements.


14  ING Domestic Mutual Funds Annual Report / October 31, 2000

ING SMALL CAP GROWTH FUND

   Shares/
  Principal
    Amount                                                                      Value
  ---------                                                                     -----
  COMMON STOCK -- 85.1%
  ADVERTISING SALES -- 0.8%
     7,700  Lamar Advertising Co.(1)                                         $  369,600

  AGRICULTURAL OPERATIONS -- 1.0%
    20,000  Delta and Pine Land Co.                                             488,750

  APPAREL MANUFACTURERS -- 1.0%
    35,000  McNaughton Apparel Group Inc.(1)                                    481,250

  APPLICATIONS SOFTWARE -- 1.2%
    10,000  Intuit Inc.(1)                                                      614,375

  BROADCAST SERVER/PROGRAM -- 3.2%
    50,000  UnitedGlobalCom Inc. -- A Shares(1)                               1,590,625

  BUILDING-RESIDENTIAL/COMMERCIAL -- 1.6%
    43,600  D.R. Horton, Inc.                                                   806,600

  CELLULAR TELECOMMUNICATIONS -- 1.8%
    10,000  Powertel, Inc.(1)                                                   872,500

  CHEMICALS-PLASTICS -- 0.5%
    21,500  Uniroyal Technology Corp.(1)                                        219,031

  CHEMICALS-SPECIALTY -- 0.7%
    10,000  Ashland Inc.                                                        327,500

  COMMERCIAL SERVICES -- 0.6%
    30,000  Boron, LePore & Associates, Inc.(1)                                 296,250

  COMPUTERS-MEMORY DEVICES -- 0.8%
     3,800  SanDisk Corp.(1)                                                    204,191
     7,500  Silicon Storage Technology, Inc.(1)                                 170,625
                                                                             ----------
                                                                                374,816
  E-MARKETING/INFORMATION -- 0.6%
    25,000  LifeMinders, Inc.(1)                                                290,625

  ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.8%
    20,000  KINSEKI, Ltd.(1)                                                    192,325
     7,500  Vishay Intertechnology, Inc.(1)                                     225,000
                                                                             ----------
                                                                                417,325
  ELECTRONIC COMPONENTS-SEMICONDUCTOR -- 9.4%
    20,000  Bookham Technology PLC --
            Sponsored ADR(1)                                                    673,750
    90,000  Entegris Inc.(1)                                                    804,375
    20,000  International Rectifier Corp.(1)                                    892,500
    49,000  Silicon Laboratories Inc.(1)                                      1,375,062
    45,000  Virata Corp. (1)                                                    871,875
                                                                             ----------
                                                                              4,617,562
  ELECTRONIC MEASURING INSTRUMENTS -- 2.2%
    66,500  Signal Technology Corp.(1)                                        1,072,312

  HEART MONITORS -- 1.9%
   179,000  CardioDynamics International Corp.(1)                               939,750

  INTERNET APPLICATIONS SOFTWARE -- 5.3%
    20,000  BroadVision, Inc.(1)                                             $  595,000
    40,000  RealNetworks, Inc.(1)                                               824,375
    40,000  Vignette Corp.(1)                                                 1,192,500
                                                                             ----------
                                                                              2,611,875
  INTERNET SECURITY -- 0.4%
     4,250  WatchGuard Technologies, Inc.(1)                                    212,500

  MEDICAL-BIOMEDICAL/GENETIC -- 9.9%
     6,800  CuraGen Corp.(1)                                                    439,450
     7,200  IDEC Pharmaceuticals Corp.(1)                                     1,412,100
    30,000  PE Corp. -- Celera Genomics Group(1)                              2,025,000
     5,600  Protein Design Labs, Inc.(1)                                        756,437
    10,800  Vical Inc.(1)                                                       229,500
                                                                             ----------
                                                                              4,862,487
  MEDICAL-DRUGS -- 0.5%
    26,500  InKine Pharmaceutical Co., Inc.(1)                                  238,500

  MEDICAL-HOSPITALS -- 2.3%
    57,000  Health Management Associates, Inc. -- A Shares(1)                 1,129,313

  NETWORK SOFTWARE -- 1.3%
    25,000  Packeteer, Inc.(1)                                                  621,875

  NETWORKING PRODUCTS -- 0.8%
    17,500  Ixia(1)                                                             410,156

  OIL & GAS DRILLING -- 0.1%
     2,300  Precision Drilling Corp.(1)                                          65,837

  OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.2%
     9,000  Devon Energy Corp.                                                  453,600
    10,000  Forest Oil Corp.(1)                                                 138,125
    10,000  Stone Energy Corp.(1)                                               512,000
    15,000  Swift Energy Co.(1)                                                 487,500
                                                                             ----------
                                                                              1,591,225
  OIL FIELD MACHINERY & EQUIPMENT -- 0.4%
     6,000  Dril-Quip, Inc.(1)                                                  198,000

  PIPELINES -- 2.0%
    15,300  El Paso Energy Corp.                                                959,119

  PRINTERS & RELATED PRODUCTS -- 3.3%
    40,000  Lexmark International, Inc.(1)                                    1,640,000

  RETAIL-HOME FURNISHINGS -- 1.6%
    60,000  Pier 1 Imports, Inc.                                                795,000

  SAVINGS & LOAN/THRIFTS-EASTERN US -- 0.4%
    10,000  American Financial Holdings, Inc.                                   178,750

  SCHOOLS -- 0.6%
    20,000  Sylvan Learning Systems, Inc.(1)                                    308,750


                ING Domestic Mutual Funds Annual Report / October 31, 2000    15

October 31, 2000

SCHEDULE OF INVESTMENTS

ING SMALL CAP GROWTH FUND (continued)

   Shares/
  Principal
    Amount                                                           Value
  ---------                                                          -----
  SEISMIC DATA COLLECTION -- 1.0%
    60,000  Input/Output, Inc.(1)                                $   506,250

  SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 2.1%
    27,600  TriQuint Semiconductor, Inc.(1)                        1,057,425

  SEMICONDUCTOR EQUIPMENT -- 4.5%
    11,800  Asyst Technologies, Inc.(1)                              177,000
    14,100  Lam Research Corp.(1)                                    273,188
    80,000  LTX Corp.(1)                                           1,120,000
    16,200  Novellus Systems, Inc.(1)                                663,188
                                                                 -----------
                                                                   2,233,376
  SOFTWARE TOOLS -- 2.9%
    13,000  Mercury Interactive Corp.(1)                           1,443,000
    10,000  Unify Corp.(1)                                             5,000
                                                                 -----------
                                                                   1,448,000
  TELECOMMUNICATION EQUIPMENT -- 0.8%
     8,600  ADC Telecommunications, Inc.(1)                          183,825
     6,000  Westell Technologies, Inc. -- A Shares(1)                 33,000
    10,500  WJ Communications, Inc.(1)                               157,500
                                                                 -----------
                                                                     374,325
  TELECOMMUNICATION EQUIPMENT/FIBER OPTICS -- 2.6%
    45,000  Finisar Corp.(1)                                       1,296,563

  TELECOMMUNICATION SERVICES -- 4.2%
    15,000  Aspect Communications Corp.(1)                           247,266
    25,500  McLeodUSA Inc. -- A Shares(1)                            490,875
    47,800  Microcell Telecommunications Inc.(1)                   1,331,678
                                                                 -----------
                                                                   2,069,819

  THERAPEUTICS -- 5.0%
    67,500  AVAX Technologies, Inc.(1)                               402,891
    20,000  The Immune Response Corp.(1)                             121,250
    31,400  Medarex, Inc.(1)                                       1,919,325
                                                                 -----------
                                                                   2,443,466
  WIRELESS EQUIPMENT -- 1.8%
    40,000  Netro Corp.(1)                                           872,500

  TOTAL COMMON STOCK
            (Cost -- $36,765,042)                                $41,903,982

  REPURCHASE AGREEMENT -- 14.9%

$7,328,000  State Street Bank & Trust Co., 6.540% due
            11/1/2000; Proceeds at maturity -- $7,329,331;
            (Fully collateralized by Fannie Mae, 6.000%
            due 11/15/2001; Market value -- $7,479,056)
            (Cost -- $7,328,000)                                 $ 7,328,000

  TOTAL INVESTMENTS -- 100.0%

            (Cost -- $44,093,042)(2)                             $49,231,982

1.   Non-income producing security.

2.   Aggregate cost for Federal income tax purposes is $44,463,538.

ADR -- American Depository Receipts.

See Notes to Financial Statements.

16     ING Domestic Mutual Funds Annual Report / October 31, 2000

ING FOCUS FUND


   Shares/
  Principal
    Amount                                                              Value
  ---------                                                             -----
  COMMON STOCK -- 92.7%
  AEROSPACE/DEFENSE -- 3.8%
    24,000  The Boeing Co.                                           $ 1,627,500
    12,300  Northrop Grumman Corp.                                     1,033,200
                                                                     -----------
                                                                       2,660,700
  AEROSPACE/DEFENSE-EQUIPMENT -- 3.3%
    32,800  General Dynamics Corp.                                     2,347,250

  APPLICATIONS SOFTWARE -- 3.4%
    22,800  Siebel Systems, Inc.(1)                                    2,392,575

  AUTO-CARS/LIGHT TRUCKS -- 2.4%
    27,217  General Motors Corp.                                       1,690,856

  BEVERAGES-NON-ALCOHOLIC -- 3.4%
    49,000  PepsiCo, Inc.                                              2,373,438

  BROADCASTING SERVICE/PROGRAM -- 2.3%
    89,250  AT&T -- Liberty Media Group -- A Shares(1)                 1,606,500

  CABLE TV -- 2.4%
    82,700  USA Networks, Inc.(1)                                      1,674,675

  CELLULAR TELECOMMUNICATIONS -- 1.1%
    18,950  Vodafone Group PLC --
            Sponsored ADR                                                806,559

  COMPUTERS-MEMORY DEVICES -- 1.9%
    15,000  EMC Corp.(1)                                               1,335,937

  DATA PROCESSING/MANAGEMENT -- 2.7%
    38,700  First Data Corp.                                           1,939,837

  DIVERSIFIED FINANCIAL SERVICES -- 1.6%
    13,800  Morgan Stanley Dean Witter & Co.                           1,108,313

  DIVERSIFIED MANUFACTURING OPERATIONS -- 2.6%
    34,812  Honeywell International Inc.                               1,873,321

  FOOD-RETAIL -- 2.2%
    68,900  The Kroger Co.(1)                                          1,554,556

  INSURANCE BROKERS -- 3.3%
    56,400  Aon Corp.                                                  2,337,075

  MEDICAL-HOSPITALS -- 6.1%
    50,100  HCA -- The Healthcare Co.                                  2,000,869
    58,700  Tenet Healthcare Corp.(1)                                  2,307,644
                                                                     -----------
                                                                       4,308,513
  MEDICAL PRODUCTS -- 5.5%
    30,600  Baxter International Inc.                                  2,514,937
    14,600  Johnson & Johnson                                          1,345,025
                                                                     -----------
                                                                       3,859,962
  MONEY CENTER BANKS -- 2.9%
    36,100  The Bank of New York Co., Inc.                             2,078,006

  MULTI-LINE INSURANCE -- 3.8%
    27,109  American International Group                               2,656,682

  MULTIMEDIA -- 4.2%
    13,600  Time Warner Inc.                                           1,032,376
    33,689  Viacom Inc. -- B Shares(1)                                 1,916,062
                                                                     -----------
                                                                       2,948,438
  OIL-FIELD SERVICES -- 2.0%
    18,900  Schlumberger Ltd.                                          1,438,763

  OIL COMPANIES-INTEGRATED -- 2.5%
    30,500  Texaco Inc.                                                1,801,406

  PHARMACY SERVICES -- 1.5%
    16,100  Express Scripts, Inc. -- A Shares(1)                       1,081,719

  PIPELINES -- 2.3%
    38,800  The Williams Cos., Inc.                                    1,622,325

  PROPERTY/CASUALTY INSURANCE -- 3.6%
    30,500  The Chubb Corp.                                            2,575,344

  REITS-OFFICE PROPERTY -- 2.2%
    50,900  Equity Office Properties Trust                             1,533,362

  RETAIL-DISCOUNT -- 4.7%
    39,400  Costco Wholesale Corp.(1)                                  1,443,025
    69,300  The TJX Cos., Inc.                                         1,888,425
                                                                     -----------
                                                                       3,331,450
  SATELLITE TELECOMMUNICATIONS -- 1.7%
    37,700  General Motors Corp. -- H Shares(1)                        1,221,480

  TELECOMMUNICATION EQUIPMENT -- 2.3%
    76,200  ADC Telecommunications Inc.(1)                             1,628,775

  TELECOMMUNICATION SERVICES -- 4.8%
    32,275  NTL Inc.(1)                                                1,418,083
    34,100  Verizon Communications                                     1,971,406
                                                                     -----------
                                                                       3,389,489
  TELEPHONE-INTEGRATED -- 3.8%
    29,300  SBC Communications Inc.                                    1,690,244
    38,700  Sprint Corp. (FON Group)                                     986,850
                                                                     -----------
                                                                       2,677,094
  WIRELESS EQUIPMENT -- 2.4%
    66,915  Motorola Inc.                                              1,668,693

  TOTAL COMMON STOCK
            (Cost -- $53,084,451)                                    $65,523,093

  REPURCHASE AGREEMENT -- 7.3%

$5,135,000  State Street Bank & Trust Co., 6.540%
            due 11/1/2000; Proceeds at maturity -- $5,135,933;
            (Fully collateralized by Fannie Mae, 6.000% due
            11/15/2001; Market value -- $5,241,470)
            (Cost -- $5,135,000)                                     $ 5,135,000

  TOTAL INVESTMENTS -- 100.0%

            (Cost -- $58,219,451)(2)                                 $70,658,093

1.   Non-income producing security.

2.   Aggregate cost for Federal income tax purposes is $58,267,571.

ADR -- American Depository Receipts.

See Notes to Financial Statements.


                ING Domestic Mutual Funds Annual Report / October 31, 2000    17

October 31, 2000

SCHEDULE OF INVESTMENTS

ING MID CAP GROWTH FUND


   Shares/
  Principal
    Amount                                                 Value
  ---------                                                -----
COMMON STOCK -- 97.8%
APPLICATIONS SOFTWARE -- 1.8%
  16,000  National Instruments Corp.(1)                 $  747,000

AUDIO/VIDEO PRODUCTS -- 2.0%
  13,000  Polycom, Inc.(1)                                 845,000

BUSINESS-TO-BUSINESS/E-COMMERCE -- 0.5%
   1,800  Ariba, Inc.(1)                                   227,475

CIRCUIT BOARDS -- 1.4%
  10,800  Jabil Circuit, Inc.(1)                           616,275

COMMERCIAL BANKS - CENTRAL US -- 1.2%
  13,000  TCF Financial Corp.                              525,688

COMMERCIAL BANKS - EASTERN US -- 0.6%
  12,500  North Fork Bancorp., Inc.                        252,344

COMMERCIAL BANKS - SOUTHERN US -- 0.5%
  10,000  National Commerce Bancorp                        212,500

COMMERCIAL BANKS - WESTERN US -- 1.1%
  13,400  City National Corp.                              460,625

COMMERCIAL SERVICES -- 2.9%
  11,000  Convergys Corp.(1)                               479,187
  12,000  Plexus Corp.(1)                                  756,750
                                                        ----------
                                                         1,235,937
COMMERCIAL SERVICES - FINANCE -- 3.8%
  19,250  Concord EFS, Inc.(1)                             795,266
  14,250  Paychex, Inc.                                    807,797
                                                        ----------
                                                         1,603,063
COMPUTERS - INTEGRATED SYSTEMS -- 1.5%
   1,000  Brocade Communications Systems, Inc.(1)          227,375
   4,000  Redback Networks Inc.(1)                         425,750
                                                        ----------
                                                           653,125
COMPUTERS - MEMORY DEVICES -- 0.8%
   6,300  SanDisk Corp.(1)                                 338,527

DATA PROCESSING/MANAGEMENT -- 1.9%
   9,800  Acxiom Corp.(1)                                  394,450
   7,500  Fiserv, Inc.(1)                                  393,281
                                                        ----------
                                                           787,731
DIAGNOSTIC EQUIPMENT -- 1.1%
   8,000  Cytyc Corp.(1)                                   475,000

DISTRIBUTION/WHOLESALE -- 1.2%
  12,000  Tech Data Corp.(1)                               499,500

ELECTRONIC COMPONENTS - MISCELLANEOUS -- 3.4%
  12,000  Gentex Corp.(1)                                  297,000
   8,000  Sanmina Corp.(1)                                 914,500
   7,500  Vishay Intertechnology, Inc.(1)                  225,000
                                                        ----------
                                                         1,436,500

ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 3.0%
   5,400  Applied Micro Circuits Corp.(1)               $  412,425
  10,125  Microchip Technology Inc.(1)                     320,203
   9,700  TranSwitch Corp.(1)                              560,175
                                                        ----------
                                                         1,292,803
ELECTRONIC PARTS DISTRIBUTION -- 1.1%
  14,000  Arrow Electronics, Inc.(1)                       448,000

E-SERVICES/CONSULTING -- 0.4%
  12,400  Proxicom, Inc.(1)                                167,400

FINANCIAL GUARANTEE INSURANCE -- 0.7%
   3,500  Ambac Financial Group, Inc.                      279,344

FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.2%
  13,000  Hain Celestial Group, Inc.(1)                    515,937

HUMAN RESOURCES -- 3.0%
  12,000  Korn/Ferry International(1)                      420,000
   8,100  Manpower Inc.                                    281,981
  18,100  Robert Half International Inc.(1)                552,050
                                                        ----------
                                                         1,254,031
IDENTIFICATION SYSTEM/DEVICE -- 1.6%
  15,000  Symbol Technologies, Inc.                        681,563

INDEPENDENT POWER PRODUCER -- 1.7%
   8,600  Calpine Corp.(1)                                 678,862
   1,000  Southern Energy, Inc.(1)                          27,250
                                                        ----------
                                                           706,112
INSTRUMENTS - SCIENTIFIC -- 3.2%
   3,500  PE Corp. -- PE Biosystems Group                  409,500
  12,800  Waters Corp.(1)                                  928,800
                                                        ----------
                                                         1,338,300
INTERNET APPLICATIONS SOFTWARE -- 0.8%
   5,300  Art Technology Group, Inc.(1)                    332,575

INTERNET INFRASTRUCTURE SOFTWARE -- 0.7%
   5,000  TIBCO Software Inc.(1)                           315,000

INTERNET SECURITY -- 1.0%
   5,000  RSA Security Inc.(1)                             290,000
     900  VeriSign, Inc.(1)                                118,800
                                                        ----------
                                                           408,800
MEDICAL - BIOMEDICAL/GENETIC -- 2.8%
   5,000  Affymetrix, Inc.(1)                              276,875
  11,500  Digene Corp.(1)                                  373,211
   7,000  Invitrogen Corp.(1)                              532,437
                                                        ----------
                                                         1,182,523
MEDICAL - DRUGS -- 6.4%
   9,600  Celgene Corp.(1)                                 618,000
  20,850  IVAX Corp.(1)                                    906,975
  26,437  King Pharmaceuticals, Inc.(1)                  1,184,708
                                                        ----------
                                                         2,709,683
MEDICAL - HOSPITALS -- 2.3%
  25,000  Health Management Associates, Inc. --
          A Shares(1)                                      495,313
  12,000  Tenet Healthcare Corp.                           471,750
                                                        ----------
                                                           967,063


18    ING Domestic Mutual Funds Annual Report / October 31, 2000

   Shares/
  Principal
    Amount                                                            Value
  ---------                                                           -----
  MEDICAL INSTRUMENTS -- 1.3%
     4,900  Techne Corp.(1)                                        $   552,475

  MEDICAL LABS & TESTING SERVICES -- 0.7%
     2,100  Laboratory Corp. of America Holdings(1)                    283,237

  MEDICAL PRODUCTS -- 2.1%
    12,000  MiniMed Inc.(1)                                            875,250

  OIL - FIELD SERVICES -- 0.9%
     7,500  BJ Services Co.(1)                                         393,281

  OIL & GAS DRILLING -- 1.4%
     4,600  Nabors Industries, Inc.(1)                                 234,140
     8,900  Noble Drilling Corp.(1)                                    369,906
                                                                   -----------
                                                                       604,046
  OIL COMPANIES - EXPLORATION & PRODUCTION -- 2.5%
     9,100  Anadarko Petroleum Corp.                                   582,855
    12,500  EOG Resources, Inc.                                        492,187
                                                                   -----------
                                                                     1,075,042
  OIL FIELD MACHINE & EQUIPMENT -- 3.4%
     6,900  Cooper Cameron Corp.(1)                                    376,050
     8,600  Lone Star Technologies, Inc.(1)                            345,290
    12,500  National-Oilwell, Inc.(1)                                  365,625
    10,000  Weatherford International, Inc.(1)                         365,000
                                                                   -----------
                                                                     1,451,965
  PIPELINES -- 1.1%
     9,700  Dynegy Inc. -- A Shares                                    449,231

  RADIO -- 0.4%
    20,000  Radio One, Inc. -- D Shares(1)                             160,313

  RETAIL - APPAREL/SHOE -- 0.7%
    15,000  Pacific Sunwear of California, Inc.(1)                     307,500

  RETAIL - DISCOUNT -- 0.7%
     9,000  BJ's Wholesale Club, Inc.(1)                               296,437

  SCHOOLS -- 0.7%
     4,000  Corinthian Colleges, Inc.(1)                               276,500

  SEMICONDUCTOR COMPONENT - INTERGRATION CIRCUITS -- 5.7%
     2,500  GlobalSpan, Inc.(1)                                        192,344
    16,000  Linear Technology Corp.                                  1,033,000
    10,800  Micrel, Inc.(1)                                            488,700
    10,000  Vitesse Semiconductor Corp.(1)                             699,375
                                                                   -----------
                                                                     2,413,419
  SEMICONDUCTOR EQUIPMENT -- 1.9%
     8,000  DuPont Photomasks, Inc.(1)                                 449,000
     3,500  KLA-Tencor Corp.(1)                                        118,344
     5,300  Novellus Systems, Inc.(1)                                  216,969
                                                                   -----------
                                                                       784,313
  TELECOMMUNICATION EQUIPMENT -- 7.6%
    25,000  ADC Telecommunications, Inc.(1)                            534,375
     8,000  CommScope, Inc.(1)                                         202,500
     9,500  Comverse Technology, Inc.(1)                             1,061,625
    10,500  Plantronics, Inc.(1)                                       479,063
    10,000  Scientific-Atlanta, Inc.                                   684,375
     7,000  Tut Systems, Inc.(1)                                       232,750
                                                                   -----------
                                                                     3,194,688

  TELECOMMUNICATION EQUIPMENT/FIBER OPTICS -- 1.7%
     3,000  Avanex Corp.(1)                                        $   304,687
     3,000  Corvis Corp.(1)                                            196,875
     2,000  Newport Corp.                                              228,406
                                                                   -----------
                                                                       729,968
  TELEPHONE - LOCAL -- 0.6%
     2,500  Telephone & Data Systems, Inc.                             263,750

  THERAPEUTICS -- 0.5%
     2,800  Abgenix, Inc.(1)                                           220,850

  TRANSPORTATION - SERVICES -- 2.0%
     8,500  C.H. Robinson Worldwide, Inc.                              464,844
     7,400  Expeditors International of Washington, Inc.               383,875
                                                                   -----------
                                                                       848,719
  WEB HOUSING/DESIGN -- 1.8%
    10,000  Macromedia, Inc.(1)                                        770,625

  WIRELESS EQUIPMENT -- 4.5%
     4,000  Palm, Inc.(1)                                              214,250
    16,500  Powerwave Technologies, Inc.(1)                            794,063
    10,000  SBA Communications Corp.(1)                                501,250
    20,400  Spectrasite Holdings, Inc.(1)                              402,900
                                                                   -----------
                                                                     1,912,463
  TOTAL COMMON STOCK
            (Cost -- $30,526,814)                                  $41,379,496

  REPURCHASE AGREEMENT -- 2.2%

  $922,000  State Street Bank & Trust Co., 6.540%
            due 11/1/2000; Proceeds at maturity -- $922,168;
            (Fully collateralized by Federal Home Loan Bank,
            6.750% due 2/15/2002; Market value -- $941,188)
            (Cost -- $922,000)                                     $   922,000

  TOTAL INVESTMENTS -- 100.0%

            (Cost -- $31,448,814)(2)                               $42,301,496

1.   Non-Income producing security.

2.   Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.


                ING Domestic Mutual Funds Annual Report / October 31, 2000    19

October 31, 2000

SCHEDULE OF INVESTMENTS

ING LARGE CAP GROWTH FUND

   Shares/
  Principal
    Amount                                                          Value
  ---------                                                         -----
  COMMON STOCK -- 96.2%
  ADVERTISING AGENCIES -- 0.9%
     8,500  Omnicom Group Inc.                                  $   784,125

  APPLICATIONS SOFTWARE -- 2.0%
    16,800  Siebel Systems, Inc. (1)                              1,762,950

  BREWERY -- 1.8%
    35,000  Anheuser-Busch Cos., Inc.                             1,601,250

  BUSINESS-TO-BUSINESS/E-COMMERCE -- 1.0%
     6,300  Ariba, Inc.(1)                                          796,163

  COMPUTERS -- 4.9%
    39,100  Sun Microsystems, Inc.(1)                             4,335,212

  COMPUTERS - MEMORY DEVICES -- 6.2%
    42,000  EMC Corp.(1)                                          3,740,625
    12,100  VERITAS Software Corp.(1)                             1,706,289
                                                                -----------
                                                                  5,446,914
  DIVERSIFIED FINANCIAL SERVICES -- 2.5%
    23,333  Citigroup Inc.                                        1,227,899
    12,600  Morgan Stanley Dean Witter & Co.                      1,011,938
                                                                -----------
                                                                  2,239,837
  DIVERSIFIED MANUFACTURING OPERATIONS -- 7.4%
   119,200  General Electric Co.                                  6,533,650

  E-COMMERCE/SERVICES -- 1.2%
    14,600  TMP Worldwide Inc.(1)                                 1,016,297

  ELECTRIC - GENERATION -- 1.5%
    23,300  The AES Corp.                                         1,316,450

  ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 9.5%
     6,000  Broadcom Corp. -- A Shares(1)                         1,334,250
    81,000  Intel Corp.                                           3,645,000
    34,900  Texas Instruments Inc.                                1,712,281
    22,600  Xilinx, Inc.(1)                                       1,637,087
                                                                -----------
                                                                  8,328,618
  ELECTRONIC FORMS -- 1.1%
    13,000  Adobe Systems Inc.                                      988,813

  ENTERPRISE SOFTWARE/SERVICES -- 3.8%
    11,200  BEA Systems, Inc.(1)                                    803,600
    76,000  Oracle Corp.(1)                                       2,508,000
                                                                -----------
                                                                  3,311,600
  FINANCE - INVESTMENT BANKER/BROKER -- 0.9%
     7,600  Goldman Sachs Group, Inc.                               758,575

  FOOD - RETAIL -- 1.1%
    17,400  Safeway Inc.(1)                                         951,562

  INDEPENDENT POWER PRODUCER -- 1.5%
    16,400  Calpine Corp.(1)                                      1,294,575

  INSTRUMENTS - SCIENTIFIC -- 1.0%
    12,100  Waters Corp.(1)                                         878,006

  INTERNET BROKERS -- 0.9%
    22,500  The Charles Schwab Corp.                                790,312

  MEDICAL - BIOMEDICAL/GENETIC -- 1.8%
    12,000  Genentech, Inc.(1)                                      990,000
     8,700  Millennium Pharmaceuticals Inc.(1)                      631,294
                                                                -----------
                                                                  1,621,294
  MEDICAL - DRUGS -- 7.7%
    19,000  Eli Lilly & Co.                                       1,698,125
     4,200  Forest Laboratories, Inc.(1)                            556,500
   103,525  Pfizer Inc.                                           4,470,986
                                                                -----------
                                                                  6,725,611
  MEDICAL - WHOLESALE DRUG DISTRIBUTION -- 2.9%
    27,000  Cardinal Health, Inc.                                 2,558,250

  MEDICAL INSTRUMENTS -- 2.6%
    42,000  Medtronic, Inc.                                     $ 2,281,125

  MEDICAL PRODUCTS -- 1.3%
    11,900  Johnson & Johnson                                     1,096,288

  MULTI-LINE INSURANCE -- 2.4%
    21,675  American International Group, Inc.                    2,124,150

  NETWORK SOFTWARE -- 1.1%
     5,800  Micromuse Inc.(1)                                       984,188

  NETWORKING PRODUCTS -- 7.3%
    97,000  Cisco Systems, Inc.(1)                                5,225,875
     5,800  Juniper Networks, Inc.(1)                             1,131,000
                                                                -----------
                                                                  6,356,875
  OIL COMPANIES - EXPLORATION & PRODUCTION -- 0.4%
     6,700  Apache Corp.                                            370,594

  SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS -- 1.6%
    21,900  Linear Technology Corp.                               1,413,919

  SEMICONDUCTOR EQUIPMENT -- 1.1%
    23,800  Novellus Systems, Inc.(1)                               974,312

  SOFTWARE TOOLS -- 1.3%
    10,200  Mercury Interactive Corp.(1)                          1,132,200

  SUPER-REGIONAL BANKS - US -- 1.4%
    14,700  Northern Trust Corp.                                  1,255,012

  TELECOMMUNICATION EQUIPMENT -- 2.4%
    10,100  Comverse Technology, Inc.(1)                          1,128,675
    21,700  Nortel Networks Corp.                                   987,350
                                                                -----------
                                                                  2,116,025
  TELECOMMUNICATION EQUIPMENT/FIBER OPTICS -- 4.1%
    23,100  Corning Inc.                                          1,767,150
    22,200  JDS Uniphase Corp.(1)                                 1,806,525
                                                                -----------
                                                                  3,573,675
  TELECOMMUNICATION SERVICES -- 0.9%
     7,350  Allegiance Telecom, Inc.(1)                             231,066
    20,500  McLeodUSA Inc. --  A Shares(1)                          394,625
     9,200  Metromedia Fiber Network, Inc. -- A Shares(1)           174,800
                                                                -----------
                                                                    800,491
  TELEPHONE - INTEGRATED -- 2.0%
    49,300  WorldCom, Inc.(1)                                     1,170,875
    17,800  XO Communications, Inc. -- A Shares(1)                  600,472
                                                                -----------
                                                                  1,771,347
  TELEVISION -- 0.8%
    17,400  Univision Communications Inc. --  A Shares(1)           665,550

  WEB PORTALS/INTERNET SERVICE PROVIDERS -- 3.9%
    54,800  America Online, Inc.(1)                               2,763,564
    11,100  Yahoo! Inc.(1)                                          650,737
                                                                -----------
                                                                  3,414,301
  TOTAL COMMON STOCK
            (Cost -- $76,912,380)                               $84,370,116

  REPURCHASE AGREEMENT -- 3.8%

 $3,312,000 State Street Bank & Trust Co., 6.540% due
            11/1/2000; Proceeds at maturity -- $3,312,602;
            (Fully collateralized by Fannie Mae, 6.000%
            due 11/15/2001; Market value -- $3,381,923)
            (Cost -- $3,312,000)                                $ 3,312,000

  TOTAL INVESTMENTS -- 100.0%

            (Cost -- $80,224,380)(2)                            $87,682,116

1.   Non-income producing security.

2.   Aggregate cost for Federal income tax purposes is $80,259,354.

See Notes to Financial Statements.


20    ING Domestic Mutual Funds Annual Report / October 31, 2000

ING TAX EFFICIENT EQUITY FUND


   Shares/
  Principal
    Amount                                                   Value
  ---------                                                  -----
  COMMON STOCK -- 97.8%
  AEROSPACE/DEFENSE-EQUIPMENT -- 2.1%
    19,800  The B.F. Goodrich Co.                         $  810,562
     3,600  General Dynamics Corp.                           257,625
     3,794  United Technologies Corp.                        264,869
                                                          ----------
                                                           1,333,056
  AIRLINES -- 0.4%
     7,300  AMR Corp.(1)                                     239,075

  APPLICATIONS SOFTWARE -- 1.6%
    14,800  Microsoft Corp.(1)                             1,019,350

  AUTO - CARS/LIGHT TRUCKS -- 1.9%
    26,222  Ford Motor Co.                                   685,050
     7,672  General Motors Corp.                             476,623
                                                          ----------
                                                           1,161,673
  BEVERAGES - NON-ALCOHOLIC -- 0.5%
     4,900  The Coca-Cola Co.                                295,837

  BUILDING PRODUCTS - AIR & HEATING -- 0.8%
    10,300  American Standard Cos. Inc.(1)                   472,512

  CHEMICALS - SPECIALTY -- 0.2%
     6,400  Arch Chemicals, Inc.                             124,400

  COMPUTERS -- 5.7%
    16,600  Compaq Computer Corp.                            504,806
    12,200  Hewlett-Packard Co.                              566,537
    11,200  International Business Machines Corp.          1,103,200
    12,000  Sun Microsystems, Inc.(1)                      1,330,500
                                                          ----------
                                                           3,505,043
  COMPUTERS - MEMORY DEVICES -- 1.6%
     7,000  Veritas Software Corp.(1)                        987,109

  CONTAINERS - METAL/GLASS -- 0.3%
    30,100  Owens-Illinois, Inc.(1)                          178,719

  CONTAINERS - PAPER/PLASTIC --  0.8%
    35,600  Packaging Corp. of America(1)                    522,875

  COSMETICS & TOILETRIES -- 3.4%
    10,800  Colgate-Palmolive Co.                            634,608
    13,600  Kimberly-Clark Corp.                             897,600
     7,700  The Procter & Gamble Co.                         550,069
                                                          ----------
                                                           2,082,277
  CRUISE LINES -- 0.3%
     8,000  Royal Caribbean Cruises Ltd.                     180,000

  DATA PROCESSING/MANAGEMENT -- 1.2%
    14,500  First Data Corp.                                 726,812

  DIVERSIFIED FINANCIAL SERVICES -- 1.7%
    20,333  Citigroup Inc.                                 1,070,024

  DIVERSIFIED MANUFACTURING OPERATIONS -- 5.7%
    10,700  Eaton Corp.                                      728,269
    39,600  General Electric Co.                           2,170,575
    11,000  Tyco International Ltd.                          623,563
                                                          ----------
                                                           3,522,407
  ELECTRONIC COMPONENTS - MISCELLANEOUS -- 2.3%
    18,400  Flextronics International Ltd.(1)                699,200
    16,800  Solectron Corp.(1)                               739,200
                                                          ----------
                                                           1,438,400
  ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 3.5%
    31,600  Intel Corp.                                    1,422,000
    15,000  Texas Instruments Inc.                           735,938
                                                          ----------
                                                           2,157,938

  ELECTRONIC MEASURING INSTRUMENTS -- 0.5%
     6,926  Agilent Technologies, Inc.(1)                 $  320,760

  ELECTRONIC PARTS DISTRIBUTION -- 2.7%
    32,600  Arrow Electronics, Inc.                        1,043,200
    23,600  Avnet, Inc.                                      634,250
                                                          ----------
                                                           1,677,450
  ENTERPRISE SOFTWARE/SERVICES -- 1.3%
     9,000  Computer Associates International, Inc.          286,875
    16,200  Oracle Corp.(1)                                  534,600
                                                          ----------
                                                             821,475
  FINANCE - CONSUMER LOANS -- 1.8%
    22,400  Household International, Inc.                  1,127,000

  FINANCE - INVESTMENT BANKER/BROKER -- 0.7%
     6,600  Merrill Lynch & Co., Inc.                        462,000

  FINANCE - MORTGAGE LOAN/BANKER -- 2.5%
    12,100  Countrywide Credit Industries, Inc.              452,994
    13,900  Fannie Mae                                     1,070,300
                                                          ----------
                                                           1,523,294
  INSTRUMENT CONTROLS -- 0.9%
    13,300  Parker-Hannifin Corp.                            550,288

  MACHINERY - GENERAL INDUSTRY -- 0.8%
    13,300  Ingersoll-Rand Co.                               502,075

  MACHINERY-TOOLS & RELATED PRODUCTS -- 1.6%
    16,400  The Black & Decker Corp.                         617,050
    12,400  Kennametal Inc.                                  364,250
                                                          ----------
                                                             981,300
  MEDICAL - DRUGS -- 5.6%
    12,000  Abbott Laboratories                              633,750
     6,900  Eli Lilly & Co.                                  616,687
    14,000  Merck & Co., Inc.                              1,259,125
    14,700  Pfizer Inc.                                      634,856
     6,700  Schering-Plough Corp.                            346,306
                                                          ----------
                                                           3,490,724
  MEDICAL PRODUCTS -- 3.5%
    13,700  Baxter International Inc.                      1,125,969
    11,100  Johnson & Johnson                              1,022,587
                                                          ----------
                                                           2,148,556
  METAL - ALUMINUM -- 1.3%
    29,000  Alcoa Inc.                                       831,937

  MONEY CENTER BANKS -- 2.6%
    20,300  Bank of America Corp.                            975,669
    13,500  The Chase Manhattan Corp.                        614,250
                                                          ----------
                                                           1,589,919
  MULTIMEDIA -- 1.7%
     6,100  Time Warner Inc.                                 463,051
    10,090  Viacom Inc. -- B Shares(1)                       573,869
                                                          ----------
                                                           1,036,920
  NETWORKING PRODUCTS -- 2.2%
    20,000  Cisco Systems, Inc.(1)                         1,077,500
    12,530  Lucent Technologies Inc.                         292,106
                                                          ----------
                                                           1,369,606


                ING Domestic Mutual Funds Annual Report / October 31, 2000    21

October 31, 2000

SCHEDULE OF INVESTMENTS

ING TAX EFFICIENT EUQITY FUND (continued)


   Shares/
  Principal
    Amount                                                       Value
  ---------                                                      -----
 OIL - FIELD SERVICES -- 1.3%
    9,000  Halliburton Co.                                    $   333,563
    5,900  Schlumberger Ltd.                                      449,138
                                                              -----------
                                                                  782,701
 OIL & GAS DRILLING -- 0.4%
    6,400  Santa Fe International Corp.                           233,600

 OIL COMPANIES - INTEGRATED -- 7.9%
    7,800  Chevron Corp.                                          640,575
   51,710  Conoco Inc. -- B Shares                              1,405,866
   13,125  Exxon Mobil Corp.                                    1,170,586
   13,900  Texaco Inc.                                            820,969
   24,900  Unocal Corp.                                           849,713
                                                              -----------
                                                                4,887,709
 PAPER & RELATED PRODUCTS -- 1.7%
    9,800  Bowater Inc.                                           530,425
   13,552  International Paper Co.                                496,342
                                                              -----------
                                                                1,026,767
 POWER CONVERSION/SUPPLY EQUIPMENT -- 0.3%
   14,000  American Power Conversion Corp.(1)                     181,125

 RETAIL - BUILDING PRODUCTS -- 1.4%
   13,200  The Home Depot, Inc.                                   567,600
    7,200  Lowe's Cos. Inc.                                       328,950
                                                              -----------
                                                                  896,550
 RETAIL - CONSUMER ELECTRONICS -- 0.9%
    8,900  RadioShack Corp.                                       530,662

 RETAIL - DISCOUNT -- 1.5%
    8,800  Costco Wholesale Corp.(1)                              322,300
   14,000  Wal-Mart Stores, Inc.                                  635,250
                                                              -----------
                                                                  957,550
 RETAIL - MAJOR DEPARTMENT STORE -- 0.3%
   18,500  Saks Inc.(1)                                           188,469

 RETAIL - RESTAURANTS -- 1.0%
   19,000  McDonald's Corp.                                       589,000

 SEMICONDUCTOR COMPONENT -- INTEGRATED CIRCUITS -- 1.6%
   15,000  Analog Devices, Inc.(1)                                975,000

 SEMICONDUCTOR EQUIPMENT -- 2.2%
   13,800  Applied Materials, Inc.(1)                             733,125
   20,600  Teradyne, Inc.(1)                                      643,750
                                                              -----------
                                                                1,376,875
 SUPER-REGIONAL BANKS - US -- 3.9%
    9,500  First Union Corp.                                      287,969
   21,900  FleetBoston Financial Corp.                            832,200
   29,000  KeyCorp                                                715,937
   24,700  U.S. Bancorp                                           597,431
                                                              -----------
                                                                2,433,537
 TELECOMMUNICATION EQUIPMENT -- 1.2%
   10,800  Nortel Networks Corp.                                  491,400
   17,200  Telefonaktiebolaget LM Ericsson AB --
           Sponsored ADR                                          238,650
                                                              -----------
                                                                  730,050

 TELECOMMUNICATION EQUIPMENT/FIBER OPTICS -- 0.3%
    1,900  JDS Uniphase Corp.(1)                              $   154,613

 TELECOMMUNICATION SERVICES -- 1.7%
    1,044  Avaya Inc.(1)                                           14,029
   17,994  Verizon Communications                               1,040,278
                                                              -----------
                                                                1,054,307
 TELEPHONE - INTEGRATED -- 2.9%
   11,800  AT&T Corp.                                             273,612
   17,100  SBC Communications Inc.                                986,456
   21,500  WorldCom, Inc.(1)                                      510,625
                                                              -----------
                                                                1,770,693
 TOBACCO -- 0.4%
    7,400  Philip Morris Cos. Inc.                                271,025

 TRANSPORTATION - SERVICES -- 1.1%
   11,000  United Parcel Service, Inc. -- B Shares                668,250

 TRANSPORTATION - TRUCK -- 1.1%
   25,100  CNF Transportation Inc.                                669,856

 WEB HOSTING/DESIGN -- 0.1%
    5,100  PSINet Inc.(1)                                          33,947

 WIRELESS EQUIPMENT -- 0.9%
   13,900  Motorola, Inc.                                         346,631
    7,500  Nextel Partners, Inc. -- A Shares(1)                   183,750
                                                              -----------
                                                                  530,381
 TOTAL COMMON STOCK
           (Cost -- $51,819,682)                              $60,393,478

 REPURCHASE AGREEMENT -- 2.2%

$1,386,000 State Street Bank & Trust Co., 6.540% due
           11/1/2000; Proceeds at maturity -- $1,386,252;
           (Fully collateralized by Fannie Mae, 7.250%
           due 2/15/2007; Market value -- $1,415,813)
           (Cost -- $1,386,000)                               $ 1,386,000

 TOTAL INVESTMENTS -- 100.0%

           (Cost -- $53,205,682)(2)                           $61,779,478

1.   Non-income producing security.

2.   Aggregate cost for Federal income tax purposes is substantially the same.

ADR  -- American Depository Receipts.

See Notes to Financial Statements.


22    ING Domestic Mutual Funds Annual Report / October 31, 2000

ING GROWTH & INCOME FUND


   Shares/
  Principal
    Amount                                                     Value
  ---------                                                    -----
COMMON STOCK -- 99.0%

AEROSPACE/DEFENSE -- 0.5%
   3,000  The Boeing Co.                                    $  203,437

AEROSPACE/DEFENSE-EQUIPMENT -- 0.8%
   5,100  United Technologies Corp.                            356,044

APPLICATIONS SOFTWARE -- 3.2%
  20,820  Microsoft Corp.(1)                                 1,433,977

AUTO-CARS/LIGHT TRUCKS -- 0.6%
   3,900  General Motors Corp.                                 242,288

BEVERAGES-NON-ALCOHOLIC -- 2.2%
  10,200  The Coca Cola Co.                                    615,825
   7,100  PepsiCo, Inc.                                        343,906
                                                            ----------
                                                               959,731
BREWERY -- 1.1%
  10,200  Anheuser-Busch Cos., Inc.                            466,650

CELLULAR TELECOMMUNICATIONS -- 0.6%
   6,400  Nextel Communications, Inc. -- A Shares(1)           246,000

CHEMICALS-DIVERSIFIED -- 2.0%
  13,200  The Dow Chemical Co.                                 404,250
  11,000  E.I. du Pont de Nemours and Co.                      499,125
                                                            ----------
                                                               903,375
COMPUTERS -- 5.9%
  11,300  Compaq Computer Corp.                                343,633
  11,450  Dell Computer Corp.(1)                               337,775
   6,900  Hewlett-Packard Co.                                  320,419
   8,275  International Business Machines Corp.                815,087
   7,275  Sun Microsystems, Inc.(1)                            806,616
                                                            ----------
                                                             2,623,530
COMPUTERS-MEMORY DEVICES -- 2.9%
   9,925  EMC Corp.(1)                                         883,945
   2,725  VERITAS Software Corp.(1)                            384,268
                                                            ----------
                                                             1,268,213
COSMETICS & TOILETRIES -- 1.3%
   8,150  The Procter & Gamble Co.                             582,216

DIVERSIFIED FINANCIAL SERVICES -- 4.1%
   4,120  AXA Financial, Inc.                                  222,737
  21,600  Citigroup Inc.                                     1,136,700
   5,400  Morgan Stanley Dean Witter & Co.                     433,688
                                                            ----------
                                                             1,793,125
DIVERSIFIED MANUFACTURING OPERATIONS -- 6.1%
  38,000  General Electric Co.                               2,082,875
  10,900  Tyco International Ltd.                              617,894
                                                            ----------
                                                             2,700,769
ELECTRIC-GENERATION -- 1.0%
   7,950  The AES Corp.(1)                                     449,175

ELECTRIC-INTEGRATED -- 1.1%
   8,170  Exelon Corp.                                         491,221

ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.1%
 10,950   Solectron Corp.(1)                                   481,800

ELECTRONIC COMPONENTS-SEMICONDUCTOR -- 3.7%
  25,820  Intel Corp.                                       $1,161,900
   9,600  Texas Instruments, Inc.                              471,000
                                                            ----------
                                                             1,632,900
ENTERPRISE SOFTWARE/SERVICES -- 1.9%
  26,000  Oracle Corp.(1)                                      858,000

FINANCE-CREDIT CARD -- 1.1%
  13,300  MBNA Corp.                                           499,581

FINANCE-INVESTMENT BANKER/BROKER -- 0.5%
   3,300  Lehman Brothers Holdings Inc.                        212,850

FINANCE-MORTGAGE LOAN/BANKER -- 1.8%
  10,500  Fannie Mae                                           808,500

FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.8%
  15,000  Ralston-Ralston Purina Group                         363,750

LIFE/HEALTH INSURANCE -- 0.8%
  11,000  John Hancock Financial Services, Inc.(1)             347,875

MEDICAL-DRUGS -- 8.2%
   4,100  Eli Lilly and Co.                                    366,437
   4,600  MedImmune, Inc.(1)                                   300,725
  13,050  Merck & Co., Inc.                                  1,173,684
  27,475  Pfizer Inc.                                        1,186,577
  11,000  Pharmacia Corp.                                      605,000
                                                            ----------
                                                             3,632,423
MEDICAL-HOSPITALS -- 1.4%
  15,500  Tenet Healthcare Corp.(1)                            609,344

MEDICAL PRODUCTS -- 2.5%
   6,400  Baxter International Inc.                            526,000
   6,500  Johnson & Johnson                                    598,812
                                                            ----------
                                                             1,124,812
MONEY CENTER BANKS -- 1.1%
  10,500  The Chase Manhattan Corp.                            477,750

MULTI-LINE INSURANCE -- 2.5%
   8,250  American International Group, Inc.                   808,500
   3,900  The Hartford Financial Services Group, Inc.          290,306
                                                            ----------
                                            `                1,098,806
MULTIMEDIA -- 4.1%
   6,000  Gannett Co., Inc.                                    348,000
   4,100  The McGraw-Hill Cos., Inc.                           263,169
  10,000  Time Warner Inc.                                     759,100
   8,100  Viacom Inc. -- B Shares(1)                           460,688
                                                            ----------
                                                             1,830,957
NETWORKING PRODUCTS -- 3.9%
  26,700  Cisco Systems, Inc.(1)                             1,438,462
  11,650  Lucent Technologies Inc.                             271,591
                                                            ----------
                                                             1,710,053


                ING Domestic Mutual Funds Annual Report / October 31, 2000    23

October 31, 2000

SCHEDULE OF INVESTMENTS

ING GROWTH & INCOME FUND (continued)


   Shares/
  Principal
    Amount                                                      Value
  ---------                                                     -----
 OIL-FIELD SERVICES -- 0.7%
    8,600  Halliburton Co.                                  $   318,737

 OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.7%
    8,400  Burlington Resources Inc.                            302,400

 OIL COMPANIES-INTEGRATED -- 4.1%
    6,800  Chevron Corp.                                        558,450
   13,900  Exxon Mobil Corp.                                  1,239,706
                                                            -----------
                                                              1,798,156
 PIPELINES -- 1.2%
    6,380  Enron Corp.                                          523,559

 RETAIL-APPAREL/SHOE -- 0.5%
    8,500  The Gap, Inc.                                        219,406

 RETAIL-BUILDING PRODUCTS -- 1.2%
   11,500  Lowe's Cos., Inc.                                    525,406

 RETAIL-DISCOUNT -- 2.8%
    7,800  Costco Wholesale Corp.(1)                            285,675
   20,800  Wal-Mart Stores, Inc.                                943,800
                                                            -----------
                                                              1,229,475
 RETAIL-DRUG STORE -- 1.7%
   14,000  CVS Corp.                                            741,125

 RETAIL-RESTAURANTS -- 0.8%
   11,400  McDonald's Corp.                                     353,400

 SEMICONDUCTOR-EQUIPMENT -- 0.6%
    4,700  Applied Materials, Inc.(1)                           249,687

 SUPER-REGIONAL BANKS-US -- 4.0%
   12,300  Mellon Financial Corp.                               593,475
   25,500  Wells Fargo & Co.                                  1,180,969
                                                            -----------
                                                              1,774,444
 TELECOMMUNICATION EQUIPMENT -- 1.0%
    9,550  Nortel Networks Corp.                                434,525

 TELECOMMUNICATION EQUIPMENT/FIBER OPTICS -- 2.4%
    2,600  CIENA Corp.(1)                                       273,325
    5,700  Corning Inc.                                         436,050
    4,450  JDS Uniphase Corp.(1)                                362,119
                                                            -----------
                                                              1,071,494
 TELECOMMUNICATION SERVICES -- 5.1%
    5,500  Level 3 Communications, Inc.(1)                      262,281
    9,700  Qwest Communications International Inc.(1)           471,663
   26,500  Verizon Communications                             1,532,031
                                                            -----------
                                                              2,265,975

 TELEPHONE-INTEGRATED -- 0.7%
   13,200  AT&T Corp.                                       $   306,075

 TOBACCO -- 0.4%
    5,500  Philip Morris Cos., Inc.                             201,438

 WEB PORTALS/INTERNET SERVICE PROVIDERS -- 1.6%
   10,600  America Online, Inc.(1)                              534,558
    3,150  Yahoo! Inc.(1)                                       184,669
                                                            -----------
                                                                719,227
 WIRELESS EQUIPMENT -- 0.7%
   11,750  Motorola, Inc.                                       293,016

 TOTAL COMMON STOCK
           (Cost -- $38,455,524)                            $43,736,697

 REPURCHASE AGREEMENT -- 1.0%

$464,000   State Street Bank & Trust Co., 6.540%
           due 11/1/2000; Proceeds at maturity -- $464,084;
           (Fully collateralized by Fannie Mae, 6.375% due
           1/16/2002; Market value -- $477,491)
           (Cost -- $464,000)                               $   464,000

 TOTAL INVESTMENTS -- 100.0%

           (Cost -- $38,919,524)(2)                         $44,200,697

1.   Non-income producing security.

2.   Aggregate cost for Federal income tax purposes is $38,985,988.

See Notes to Financial Statements.


24    ING Domestic Mutual Funds Annual Report / October 31, 2000

ING HIGH YIELD BOND FUND


   Shares/
  Principal
    Amount                                                                 Ratings(1)           Value
  ---------                                                                -------              -----
  CORPORATE BONDS -- 93.1%
  AIRLINES -- 0.6%
  $250,000  Amtran, Inc., Senior Notes, 9.625%
            due 12/15/2005                                                 B+/B2             $  226,875

  BEVERAGES - WINE/SPIRITS -- 1.3%
  500,000   Canandaigua Brands, Inc., Senior Notes,
            8.625% due 8/1/2006                                            BB/Ba2               502,500

  BROADCASTING SERVICE/PROGRAM -- 2.6%
            1,000,000 Echostar DBS Corp.,
            Senior Notes, 9.250% due 2/1/2006                              B+/B1                992,500

  CABLE TV -- 19.2%
  500,000   Adelphia Communications Corp.,
            Series B, Senior Notes, 9.250%
            due 10/1/2002                                                  B+/B2                492,500
  500,000   Century Communications Corp.,
            Senior Notes, 9.750% due 2/15/2002                             B+/B2                496,250
 3,000,000  Century Communications Corp.,
            Senior Discount Notes, Zero Coupon
            due 3/15/2003                                                  B+/B2              2,272,500
 2,231,944  CSC Holdings, Inc., Series M,
            Payment-in-Kind Preferred Bonds,
            11.125% due 4/1/2008                                           B+/B1              2,388,180
 1,500,000  Rogers Cablesystems Inc., Series B,
            Senior Notes, 10.000%
            due 3/15/2005                                                  BB+/Baa3           1,590,000
                                                                                             ----------
                                                                                              7,239,430
  CASINO HOTELS -- 5.3%
 1,000,000  Harrah's Operating Co. Inc., Senior
            Subordinated Notes, 7.875%
            due 12/15/2005                                                 BB+/Ba2              972,500
  500,000   MGM Mirage Inc., Senior
            Subordinated Notes, 9.750%
            due 6/1/2007                                                   BB+/Ba2              521,250
  500,000   Park Place Entertainment Corp.,
            Senior Subordinated Notes, 9.375%
            due 2/15/2007                                                  BB+/Ba2              506,250
                                                                                             ----------
                                                                                              2,000,000
  CELLULAR TELECOMMUNICATIONS -- 5.8%
 1,500,000  Crown Castle International Corp.,
            Senior Discount Notes, 10.625%
            due 11/15/2007                                                 B/B3               1,147,500
 1,000,000  Orange PLC, Senior Notes, 8.750%
            due 6/1/2006                                                   A/A1               1,030,000
                                                                                             ----------
                                                                                              2,177,500
  CHEMICALS - DIVERSIFIED -- 2.6%
 1,000,000  Lyondell Chemical Co., Series A,
            Senior Secured Notes, 9.625%
            due 5/1/2007                                                   BB/Ba3               972,500

  CONTAINERS - PAPER/PLASTIC -- 2.7%
 1,000,000  Norampac Inc., Senior Notes, 9.500%
            due 2/1/2008                                                   BB/B1              1,010,000

  DIVERSIFIED MANUFACTURING OPERATIONS -- 0.6%
  250,000   Blount Inc., Senior Subordinated
            Notes, 13.000% due 8/1/2009                                    B-/B3                212,500

  FOOD - RETAIL -- 2.7%
$1,000,000  The Kroger Co., Senior Notes,
            7.625% due 9/15/2006                                           BBB-/Baa3         $1,001,820

  GAMBLING (NON-HOTEL) -- 1.9%
  750,000   Horseshoe Gaming Holdings Corp.,
            Series B, Senior Subordinated
            Notes, 8.625% due 5/15/2009                                    B+/B2                727,500

  HOME FURNISHINGS -- 1.1%
  500,000   Sleepmaster LLC, Series B, Senior
            Subordinated Notes, 11.000%
            due 5/15/2009                                                  B-/B3                430,000

  INDEPENDENT POWER PRODUCER -- 2.6%
            Calpine Corp., Senior Notes:
  500,000    8.250% due 8/15/2005                                          BB+/Ba1              498,382
  500,000    8.625% due 8/15/2010                                          BB+/Ba1              494,596
                                                                                             ----------
                                                                                                992,978
  MACHINERY TOOLS & RELATED PRODUCTS -- 1.3%
  500,000   Cincinnati Milacron Inc., Notes,
            8.375% due 3/15/2004                                           BB+/Ba1              498,815

  MEDICAL - HOSPITALS -- 6.8%
  500,000   HCA - The Healthcare Corp., Notes,
            8.750% due 9/1/2010                                            BB+/Ba2              505,319
 1,250,000  Rural/Metro Corp., Senior Notes,
            7.875% due 3/15/2008                                           CCC/B3               562,500
            Tenet Healthcare Corp., Senior Notes:
 1,000,000  7.875% due 1/15/2003                                           BB+/Ba1              990,000
  500,000   Series B, 9.250% due 9/1/2010                                  BB+/Ba1              526,250
                                                                                             ----------
                                                                                              2,584,069

  METAL - ALUMINUM -- 1.1%
  500,000   Kaiser Aluminum and Chemicals,
            Senior Notes, 9.875%
            due 2/15/2002                                                  B/B1                 422,500

  OIL & GAS DRILLING -- 5.4%
 1,000,000  Parker Drilling Co. Series D, Senior
            Notes, 9.750% due 11/15/2006                                   B+/B1                985,000
 1,000,000  Pride International, Inc., Senior
            Notes, 10.000% due 6/1/2009                                    BB/Ba3             1,040,000
                                                                                             ----------
                                                                                              2,025,000
  OIL COMPANIES - EXPLORATION & PRODUCTION -- 8.3%
 1,590,000  Gulf Canada Resources, Ltd., Senior
            Notes, 8.375% due 11/15/2005                                   BBB-/Ba1           1,621,800
 1,500,000  Nuevo Energy Co., Senior
            Subordinated Notes, 9.375%
            due 10/1/2010(2)                                               B+/B1              1,500,000
                                                                                             ----------
                                                                                              3,121,800
  RACETRACKS -- 0.6%
  250,000   Speedway Motorsports, Inc.,
            Series D, Senior Subordinated Notes,
            8.500% due 8/15/2007                                           B+/Ba3               237,500


                ING Domestic Mutual Funds Annual Report / October 31, 2000    25

October 31, 2000

SCHEDULE OF INVESTMENTS

ING HIGH YIELD BOND FUND (continued)

   Shares/
  Principal
    Amount                                                             Ratings(1)        Value
  ---------                                                            -------           -----
 RADIO -- 5.3%
 $1,500,000 Chancellor Media Corp., Series B,
            Senior Subordinated Notes, 8.125%
            due 12/15/2007                                             BB+/Ba3         $ 1,515,000
    500,000 Spanish Broadcasting System, Inc.,
            Senior Subordinated Notes, 9.625%
            due 11/1/2009                                              B-/B3               486,250
                                                                                       -----------
                                                                                         2,001,250
 RETAIL - DISCOUNT -- 1.2%
    500,000 Kmart Corp., Notes,  8.375%
            due 12/1/2004                                              BB+/Baa3            433,218

 SPECIAL PURPOSE ENTITY -- 1.5%
    500,000 RBF Finance Co., Senior Secured
            Notes, 11.000% due 3/15/2006                               BB-/Ba3             571,250

 STEEL - PRODUCERS -- 2.4%
  1,000,000 AK Steel Corp., Senior Notes,
            7.875% due 2/15/2009                                       BB/Ba2              910,000

 TELECOMMUNICATION SERVICES -- 6.3%
  1,400,000 Global Crossing Holdings, Ltd.,
            Payment-in-Kind Preferred Bonds,
            10.500% due 12/1/2008                                      B+/B1             1,351,000
    500,000 GT Group Telecom Inc., Senior
            Discount Notes, Step Coupon to
            13.250% due 2/1/2010                                       B-/Caa1             185,000
  1,000,000 McLeodUSA Inc., Senior Discount
            Notes, Step Coupon to 10.500%
            due 3/1/2007                                               B+/B1               840,000
                                                                                       -----------
                                                                                         2,376,000
 TRANSPORTATION - SERVICES -- 0.8%
  1,000,000 RailWorks Corp., Senior Subordinated
            Notes, 11.500% due 4/15/2009                               B/B3                300,000

 TRANSPORTATION - TRUCK -- 1.8%
    750,000 North American Van Lines Inc.,
            Senior Subordinated Notes,
            13.375% due 12/1/2009(2)                                   B-/B3               671,250

 WIRELESS EQUIPMENT -- 1.3%
 $1,000,000 Spectrasite Holdings, Inc., Senior
            Discount Notes, Step Coupon to
            12.875% due 3/15/2010                                      B-/B3           $   490,000

 TOTAL CORPORATE BONDS
           (Cost -- $36,575,107)                                                       $35,128,755

 WARRANTS -- 0.1%

     500   GT Group Telecom Inc.                                                            30,000
   2,000   O'Sullivan Industries, Inc.                                                       2,250

 TOTAL WARRANTS
           (Cost -- $0)                                                                    $32,250

 REPURCHASE AGREEMENT -- 6.8%

  2,582,000 State Street Bank & Trust Co., 6.540% due 11/1/2000;
            Proceeds at maturity -- $2,582,469; (Fully
            collateralized by Federal Farm Credit Bank, 6.000%
            due 10/1/2001; Market value -- $2,634,589)
           (Cost -- $2,582,000)                                                         $2,582,000

 TOTAL INVESTMENTS -- 100.0%

           (Cost -- $39,157,107)(3)                                                    $37,743,005

1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc. (unaudited).

2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $2,171,250 in market value or 5.5% of net assets.

3.   Aggregate cost for Federal income tax purposes is $39,346,674.


See Notes to Financial Statements.


26    ING Domestic Mutual Funds Annual Report / October 31, 2000

ING INTERMEDIATE BOND FUND

   Shares/
  Principal
    Amount                                           Ratings(1)            Value
  ---------                                          -------               -----
  U.S. TREASURY OBLIGATIONS -- 20.2%
            U.S. Treasury Notes:
$  660,000  6.750% due 5/15/2005                      NR/NR             $  684,441
 1,269,000  5.750% due 8/15/2010                      NR/NR              1,268,208
                                                                        ----------
                                                                         1,952,649
            U.S. Treasury Bonds:
  225,000   9.125% due 5/15/2018                      NR/NR                300,292
5,051,000   6.125% due 8/15/2029                      NR/NR              5,232,523
                                                                        ----------
                                                                         5,532,815
  TOTAL U.S. TREASURY OBLIGATIONS
            (Cost -- $7,443,229)                                        $7,485,464

  U.S. GOVERNMENT AGENCIES -- 24.3%

            Fannie Mae Conventional Loan:
1,277,827   Pool #252707,
            6.500% due 9/1/2014                       NR/Aaa             1,253,394
1,288,976   Pool #252870,
            7.000% due 11/1/2014                      NR/Aaa             1,283,022
1,163,942   Pool #459764,
            6.500% due 4/1/2029                       NR/Aaa             1,119,736
  706,072   Pool #484534,
            6.500% due 5/1/2029                       NR/Aaa               679,255
  656,698   Pool #492741,
            6.000% due 5/1/2029                       NR/Aaa               616,241
  568,902   Pool #517081,
            7.000% due 10/1/2029                      NR/Aaa               558,109
  994,560   Pool #536618,
            7.500% due 4/1/2030                       NR/Aaa               993,488
  498,206   Pool #537869,
            8.000% due 5/1/2030                       NR/Aaa               504,568
                                                                        ----------
                                                                         7,007,813
            Government National Mortgage
            Association:
  149,732   Pool #271676,
            10.000% due 3/15/2019                     NR/Aaa               158,012
  145,208   Pool #291879,
            10.000% due 1/15/2021                     NR/Aaa               153,103
  271,873   Pool #297548,
            10.000% due 1/15/2021                     NR/Aaa               286,655
  257,021   Pool #299577,
            10.000% due 1/15/2021                     NR/Aaa               270,996
  692,527   Pool #507655,
            7.000% due 9/15/2029                      NR/Aaa               683,437
                                                                        ----------
                                                                         1,552,203
  500,000   Tennessee Valley Authority,
            Series C, 6.000% due 3/15/2013            NR/Aaa               466,274

  TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $9,051,259)                                        $9,026,290

  CORPORATE BONDS -- 49.7%

  AEROSPACE/DEFENSE-EQUIPMENT -- 1.4%
  500,000   Lockheed Martin Corp., Bonds,
            8.500% due 12/1/2029                      BBB-/Baa3         $  536,521

  AUTOMOBILE -- 2.7%
1,000,000   Ford Motor Credit Auto Owner
            Trust, Series 1999B Class C,
            Subordinated Bonds, 6.650%
            due 10/15/2003                            BBB/Baa3             987,845

  BROADCAST SERVICES/PROGRAMMING -- 1.4%
  500,000   Clear Channel Communications,
            Notes, 7.875%  due 6/15/2005              BBB-/Baa3            504,770

  CABLE TV -- 6.5%
  557,980   CSC Holdings, Inc., Series M,
            Payment-in-Kind Preferred Bonds,
            11.125% due 4/1/2008                      B+/B1                597,039
1,000,000   Century Communications Corp.,
            Senior Discount Notes, Zero
            Coupon due 3/15/2003                      B+/B2                757,500
1,000,000   Rogers Cablesystems, Series B,
            Senior Notes, 10.000%
            due 3/15/2005                             BB+/Baa3           1,060,000
                                                                        ----------
                                                                         2,414,539
  CASINO HOTELS -- 2.7%
1,000,000   Park Place Entertainment Corp.,
            Senior Subordinated Notes, 9.375%
            due 2/15/2007                             BB+/Ba2            1,012,500

  CELLULAR TELECOMMUNICATIONS -- 1.4%
  500,000   Orange PLC, Senior Notes, 8.750%
            due 6/1/2006                              A/A1                 515,000

  COMMERCIAL BANKS-SOUTHERN US -- 1.3%
  500,000   First Union National Bank,
            Subordinated Notes,
            7.800% due 8/18/2010                      A/A1                 499,674

  DIVERSIFIED FINANCIAL SERVICES -- 1.3%
  500,000   Citigroup Inc., Subordinated Notes,
            7.250% due 10/1/2010                      A+/Aa3               496,880


                ING Domestic Mutual Funds Annual Report / October 31, 2000    27

October 31, 2000

SCHEDULE OF INVESTMENTS

ING INTERMEDIATE BOND FUND (continued)


   Shares/
  Principal
    Amount                                               Ratings(1)           Value
  ---------                                              -------              -----
  ELECTRIC--INTEGRATED -- 4.1%
$  500,000  Consolidated Edison, Inc., Series B,
            Notes, 7.500% due 9/1/2010                   A+/A1             $   496,877
  250,000   Dominion Resources Inc.,
            Series B, Senior Notes,
            7.625% due 7/15/2005                         BBB+/Baa1             252,519
  350,000   Niagara Mohawk Power Corp.,
            Senior Discount Notes, Series H,
            Step Coupon to 8.500%
            due 7/1/2010                                 BBB-/Baa3             284,155
  500,000   NSTAR, Notes,
            8.000% due 2/15/2010                         BBB+/A2               502,490
                                                                           -----------
                                                                             1,536,041
  FINANCE-INVESTMENT BANKER/BANKER -- 2.7%
1,000,000   Lehman Brothers Holdings Inc.,
            Series E, Medium Term Notes,
            6.900% due 1/29/2001                         A/A3                1,000,364

  INDEPENDENT POWER PRODUCER -- 1.3%
  500,000   Calpine Corp., Senior Notes,
            8.250% due 8/15/2005                         BB+/Ba1               498,382

  INVESTMENT COMPANIES -- 2.4%
  904,487   Garanti Trade Payment Rights
            Master Trust, Series 1999-B
            Class 1, 10.810% due 6/15/2004(2)            NR/NR                 904,452

  MEDICAL-HOSPITALS -- 1.4%
  500,000   HCA -- The Healthcare Co., Notes,
            8.750% due 9/1/2010                          BB+/Ba2               505,318

  MORTGAGE-LOANS -- 1.3%
  482,216   Residential Accredited Loans, Inc.,
            Series 1997-QS4, Class M2,
            7.750% due 5/25/2027                         NR/NR                 472,347

  OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.7%
  500,000   Gulf Canada Resources Ltd., Senior
            Notes, 8.375% due 11/15/2005                 BBB-/Ba1              510,000
  500,000   Pemex Project Funding Master Trust,
            Notes 9.125% due 10/13/2010(2)               BB+/Baa3              486,250
                                                                           -----------
                                                                               996,250
  PIPELINES -- 4.1%
            Duke Energy Field Services, Notes:
  500,000   7.500% due 8/16/2005                         BBB/Baa2              505,007
1,000,000   7.875% due 8/16/2010                         BBB/Baa2            1,020,384
                                                                           -----------
                                                                             1,525,391
  REITS-OFFICE PROPERTY -- 2.6%
1,000,000   HRPT Properties Trust, Series A,
            Senior Notes, 6.750%
            due 12/18/2002                               BBB/Baa2              974,004

  RETAIL-DISCOUNT -- 0.6%
$  250,000  Kmart Corp., Notes, 8.375%
            due 12/1/2004                                BB+/Baa3          $   216,609

  RETAIL-REGIONAL DEPARTMENT STORES -- 1.4%
  500,000   Federated Department Stores Inc.,
            Senior Notes, 8.500%
            due 6/15/2003                                BBB+/Baa1             503,041

  TELECOMMUNICATION SERVICES -- 1.3%
  500,000   Global Crossing Holdings Ltd.,
            Payment-in-Kind Preferred Bonds,
            10.500% due 12/1/2008                        B+/B1                 482,500

  TOBACCO -- 2.6%
1,000,000   R.J. Reynolds Tobacco Holdings,
            Inc., Notes, 7.375% due 5/15/2003            BBB-/Baa2             955,377

  TRANSPORTATION - AIR FREIGHT -- 2.5%
  976,489   Federal Express Corp., Series 981A,
            Pass Through Certificates, 6.720%
            due 1/15/2022                                AAA/Aa2               911,879

  TOTAL CORPORATE BONDS
            (Cost -- $18,649,484)                                          $18,449,684

  REPURCHASE AGREEMENT -- 5.8%

2,134,000   State Street Bank & Trust Co., 6.540%
            due 11/1/2000; Proceeds at maturity --
            $2,134,388; (Fully collateralized by
            Fannie Mae, 6.600% due 6/7/2002;
            Market value -- $2,180,679)
            (Cost -- $2,134,000)                                           $ 2,134,000

  TOTAL INVESTMENTS -- 100.0%

            (Cost -- $37,277,972)(3)                                       $37,095,438

1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc. (unaudited).

2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $1,390,702 in market value or 3.7% of net assets.

3.   Aggregate cost for Federal income tax purposes is $37,682,652.

  See Notes to Financial Statements.


28    ING Domestic Mutual Funds Annual Report / October 31, 2000

ING NATIONAL TAX-EXEMPT BOND FUND


   Shares/
  Principal
    Amount                                                       Ratings(1)         Value
  ---------                                                      -------            -----
  MUNICIPAL SECURITIES -- 94.3%
  ARIZONA -- 5.0%
$1,100,000  Salt River Project, Arizona
            Agriculture Improvement & Power
            District Electrical Systems Revenue,
            5.750% due 1/1/2019                                  AA/Aa2          $ 1,104,268

  COLORADO -- 4.6%
1,000,000   Interlocken Metropolitan District,
            Colorado Reference, Series A,
            5.750% due 12/15/2019                                AA/NR             1,006,050

  CONNECTICUT -- 4.6%
 1,000,000  Connecticut State General Obligation,
            Series B, 5.500% due 11/1/2018                       AA/Aa3            1,011,940

  ILLINOIS -- 17.2%
 1,000,000  Chicago Illinois Board of Education,
            Chicago School Reform, AMBAC
            Insured, 5.750% due 12/1/2027                        AAA/Aaa           1,005,990
 1,250,000  De Kalb Ogle Etc Counties, Illinois
            Community College District No. 523,
            FSA Insured, 5.750%  due 2/1/2011                    NR/Aaa            1,321,963
 1,500,000  Illinois State Sales Tax Revenue,
            Series Z, 4.000% due 6/15/2004                       AAA/Aa2           1,452,000
                                                                                 -----------
                                                                                   3,779,953
  INDIANA -- 4.5%
 1,000,000  Indianapolis Industrial Local Public
            Improvement Board, Series E,
            5.750% due 2/1/2029                                  AA/NR               981,410

  MASSACHUSETTS -- 4.6%
 1,000,000  Massachusetts State Port Authority
            Revenue, Series C,
            5.750% due 7/1/2029                                  AA-/Aa3           1,010,260

  NEVADA -- 4.6%
 1,000,000  Clark County, Nevada School
            District Building & Renovation,
            Series B, FGIC Insured,
            5.750% due 6/15/2002                                 AAA/Aaa           1,019,990

  NEW HAMPSHIRE -- 4.6%
 1,000,000  Manchester New Hampshire
            Housing & Redevelopment
            Authority Revenue, Series A,
            5.750% due 1/1/2008                                  A/Baa3            1,020,490

  NEW YORK -- 8.7%
 1,000,000  New York, New York General
            Obligation, Series H,
            5.000% due 3/15/2029                                 A/A2                894,970
 1,000,000  New York State Dormitory Authority
            Revenue, Series A, FSA Insured,
            5.500% due 7/1/2015                                  AAA/Aaa           1,025,480
                                                                                 -----------
                                                                                   1,920,450
  OKLAHOMA -- 9.2%
 1,000,000  Oklahoma State Industrial Authority
            Revenue Reference, Health System
            Obligation Group, Series A,
            6.000% due 8/15/2019                                 AAA/Aaa           1,030,740
 1,000,000  Payne County Oklahoma Economic
            Development Authority, Student
            Housing Revenue, Collegiate Housing
            Foundation, Series A,
            6.375% due 6/1/2030                                  NR/Baa3           1,001,070
                                                                                 -----------
                                                                                   2,031,810

  PENNSYLVANIA -- 8.7%
 $1,000,000 Allegheny County Pennsylvania
            Port Authority Special Revenue,
            MBIA Insured,
            6.000% due 3/1/2024                                  AAA/Aaa         $ 1,040,850
 1,000,000  Philadelphia Pennsylvania Hospital
            & Higher Education Facilities
            Authority Revenue, Jefferson
            Health System, Series A,
            5.000% due 5/15/2018                                 AA-/A1              864,580
                                                                                 -----------
                                                                                   1,905,430
  TEXAS -- 9.3%
 1,000,000  Laredo Texas Independent School
            District, General Obligation, PSF
            Guaranteed, 5.500% due 8/1/2020                      AAA/Aaa             995,730
 1,050,000  San Felipe Del Rio Texas
            Independent School District, General
            Obligation, PSF Guaranteed,
            5.500% due 8/15/2019                                 AAA/Aaa           1,044,435
                                                                                 -----------
                                                                                   2,040,165
  WASHINGTON -- 4.1%
 1,000,000  Seattle Washington Municipal Light
            & Power Revenue, Series B, MBIA
            Insured, 5.000% due 6/1/2024                         AAA/Aaa             905,810

   WEST VIRGINIA -- 4.6%
 1,000,000  West Virginia State Hospital Finance
            Authority, Hospital Revenue,
            Oak Hill Hospital, Series B,
            6.750% due 9/1/2030                                  NR/A2             1,019,500

  TOTAL MUNICIPAL SECURITIES
            (Cost -- $20,392,076)                                                $20,757,526

  REPURCHASE AGREEMENT -- 5.7%

 1,250,000  State Street Bank & Trust Co., 6.540% due
            11/1/2000; Proceeds at maturity -- $1,250,227;
            (Fully collateralized by Fannie Mae, 6.230%
            due 8/20/2001; Market value -- $1,277,420)
            (Cost -- $1,250,000)                                                 $ 1,250,000

  TOTAL INVESTMENTS -- 100.0%

            (Cost -- $21,642,076)(2)                                             $22,007,526

1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc. (unaudited).

2.   Aggregate cost for Federal income tax purposes is substantially the same.

AMBAC -- American Municipal Bond Assurance Corp.

FGIC -- Financial Guaranty Insurance Corp.

FSA  -- Financial Security Assurance Corp.

MBIA -- Municipal Bond Insurance Association Corp.

PSF  -- Permanent School Fund

See Notes to Financial Statements.


                ING Domestic Mutual Funds Annual Report / October 31, 2000    29

OCTOBER 31, 2000 (UNAUDITED)

BOND RATINGS

All ratings are by Standard & Poor's Rating Group (Standard & Poor's) and Moody's Investors Service, Inc. (Moody's). The definitions of the applicable rating symbol are set forth below:

Standard & Poor's applies indicators "+" and " - " to its rating categories. The indicators show relative standing within the major rating categories.

AAA      - Highest grade debts in which capacity to pay interest and repay principal is extremely strong.

AA       - High-grade debts having a very strong capacity to pay interest and repay principal.

A        - Upper medium grade debts that have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB      - Debts having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB,B,    - Debts rated in these categories are predominantly speculative with
CCC, CC respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

Moody's applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Aaa      - Debts judged to be the best quality and carry the smallest degree of investment risk.

Aa       - Debts judged to be of high quality by all standards.

A        - Debts possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

Baa      - Debts are considered to be medium grade obligations, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba       - Debts rated in this category are judged to have speculative elements, their future cannot be considered as well assured.

B        - Debts rated in this category generally lack characteristics of the desirable investment.

Caa      - Debts in this category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

NR       - Indicates that the bond is not rated by Standard & Poor's or Moody's.


30 ING Domestic Mutual Funds Annual Report / October 31, 2000

FINANCIAL HIGHLIGHTS
ING INTERNET FUND

For a share of beneficial
interest outstanding                    Class A Shares(1)       Class B Shares(1)      Class C Shares(1)       Class X Shares(1)
  throughout each period:              10/31/00   10/31/99     10/31/00   10/31/99     10/31/00  10/31/99     10/31/00  10/31/99
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share,
 beginning of period                   $12.67      $10.00       $12.63    $10.00       $12.63     $10.00        $12.63   $10.00

From investment operations:
  Net investment loss                   (0.24)      (0.03)       (0.32)    (0.03)       (0.34)     (0.03)        (0.29)   (0.04)
  Net realized and unrealized gain
(loss)(2)                               (0.17)       2.70        (0.17)     2.66        (0.14)      2.66         (0.18)    2.67
                                      -------     -------      -------   -------      -------     ------        ------   ------

  Total from investment operations      (0.41)       2.67        (0.49)     2.63        (0.48)      2.63         (0.47)    2.63
                                      -------     -------      -------   -------      -------     ------        ------   ------
Distributions paid from capital gain    (0.23)         --        (0.23)       --        (0.23)        --         (0.23)      --
                                      -------     -------      -------   -------      -------     ------        ------   ------
Net asset value per share, end
 of period                             $12.03      $12.67       $11.91    $12.63       $11.92     $12.63        $11.93   $12.63


NET ASSETS, END OF PERIOD
 (in thousands)                       $59,155     $35,798      $38,726   $14,869      $17,709     $5,290        $3,630   $1,060

Total investment return at net
asset value(3)                          (3.98)%     26.70%(4)    (4.63)%   26.30%(4)    (4.55)%    26.30%(4)     (4.47)%  26.30%(4)
Ratios to average net assets:
  Net expenses                           1.47%       1.54%(5)     2.12%     2.17%(5)     2.12%      2.18%(5)      2.13%    2.17%(5)
  Gross expenses                         2.76%       3.35%(5)     3.01%     3.75%(5)     3.01%      3.79%(5)      3.02%    3.65%(5)
  Net investment loss                   (1.36)%     (1.15)%(5)   (2.01)%   (1.88)%(5)   (2.01)%    (1.88)%(5)    (2.03)%  (1.85)%(5)
Portfolio turnover rate                112.15%      22.08%(4)   112.15%    22.08%(4)   112.15%     22.08%(4)    112.15%   22.08%(4)

1. Commenced operations on July 1, 1999. 2. Includes gains and losses on foreign currency transactions. 3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been (2.56)% for the year ended 10/31/00 and 28.83% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 4. Not annualized. 5.Annualized.


FINANCIAL HIGHLIGHTS
ING SMALL CAP GROWTH FUND

For a share of
beneficial interest outstanding             Class A Shares(1)     Class B Shares(1)     Class C Shares(1)       Class X Shares(2)
  throughout each period:                  10/31/00  10/31/99    10/31/00  10/31/99     10/31/00  10/31/99     10/31/00    10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
 beginning of period                        $11.32     $10.00     $11.26    $10.00      $11.26     $10.00      $11.27     $11.24

From investment operations:
  Net investment loss                        (0.12)     (0.08)     (0.16)    (0.08)      (0.18)     (0.08)      (0.18)     (0.09)
  Net realized and unrealized gain            2.91       1.40       2.83      1.34        2.85       1.34        2.85       0.12
                                           -------    -------     ------     -----      ------      -----      ------      -----
  Total from investment operations            2.79       1.32       2.67      1.26        2.67       1.26        2.67       0.03
                                           -------    -------     ------     -----      ------      -----      ------      -----
Distributions paid from investment income       --         --         --        --          --         --          --         --
                                           -------    -------     ------     -----      ------      -----      ------      -----
Net asset value per share, end of period    $14.11     $11.32     $13.93    $11.26      $13.93     $11.26      $13.94     $11.27

NET ASSETS, END OF PERIOD (in thousands)   $41,638    $29,860     $3,201     $ 761      $2,574      $ 423      $1,572      $ 572

Total investment return at
net asset value(3)                           24.65%     13.20%(4)  23.71%    12.60%(4)   23.71%     12.60%(4)   23.69%      0.27%(4)
Ratios to average net assets:
  Net expenses                                1.43%      1.34%(5)   2.10%     1.99%(5)    2.10%      1.99%(5)    2.09%      1.99%(5)
  Gross expenses                              2.47%      2.67%(5)   2.74%     2.97%(5)    2.74%      3.01%(5)    2.73%      2.97%(5)
  Net investment loss                        (0.78)%   (0.89)%(5)  (1.40)%   (1.64)%(5)  (1.40)%    (1.66)%(5)  (1.41)%   (1.64)%(5)
Portfolio turnover rate                     342.58%    139.12%(4) 342.58%   139.12%(4)  342.58%    139.12%(4)  342.58%    139.12%(4)

1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 11, 1999. 3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 26.17% for the year ended 10/31/00 and 2.27% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 4. Not annualized. 5. Annualized.


                  ING Domestic Mutual Funds Annual Report /October 31, 2000   31

FINANCIAL HIGHLIGHTS
ING FOCUS FUND


For a share of beneficial
 interest outstanding                       Class A Shares(1)      Class B Shares(1)      Class C Shares(1)      Class X Shares(2)
  throughout each period:                  10/31/00  10/31/99    10/31/00      10/31/99  10/31/00    10/31/99    10/31/00 10/31/99
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
beginning of period                          $12.54   $10.00      $12.48     $10.00      $12.47     $10.00      $12.46   $10.85

From investment operations:
  Net investment loss                          0.00    (0.02)      (0.07)     (0.03)      (0.07)     (0.03)      (0.07)   (0.05)
  Net realized and unrealized gain             2.56     2.56        2.52       2.51        2.52       2.50        2.52     1.66
                                            -------  -------      ------     ------      ------       ----      ------   ------
  Total from investment operations             2.56     2.54        2.45       2.48        2.45       2.47        2.45     1.61
                                            -------  -------      ------     ------      ------       ----      ------   ------
Distributions paid from capital gain          (0.42)      --       (0.42)        --       (0.42)        --       (0.42)      --
                                            -------  -------      ------     ------      ------       ----      ------   ------
Net asset value per share, end of period     $14.68   $12.54      $14.51     $12.48      $14.50     $12.47      $14.49   $12.46

NET ASSETS, END OF PERIOD (in thousands)    $60,826  $35,783      $5,544     $2,984      $2,912       $976      $2,275   $1,116

Total investment return at net asset
value(3)                                      20.83%   25.40%(4)   20.03%     24.80%(4)   20.05%     24.70%(4)   20.06%   14.84%(4)
Ratios to average net assets:
  Net expenses                                 1.39%    1.34%(5)    2.04%      1.99%(5)    2.04%      1.99%(5)    2.04%    2.00%(5)
  Gross expenses                               2.43%    2.60%(5)    2.68%      2.92%(5)    2.67%      2.92%(5)    2.67%    2.89%(5)
  Net investment income (loss)                 0.03%   (0.25)%(5)  (0.62)%    (0.88)%(5)  (0.60)%    (0.87)%(5)  (0.61)%  (0.92)%(5)
Portfolio turnover rate                       63.45%   95.71%(4)   63.45%     95.71%(4)   63.45%     95.71%(4)   63.45%   95.71%(4)

1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 12, 1999. 3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 22.47% for the year ended 10/31/00 and 17.14% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 4. Not annualized. 5. Annualized.

FINANCIAL HIGHLIGHTS
ING MID CAP GROWTH FUND

For a share of beneficial
 interest outstanding             Class A Shares(1)       Class B Shares(1)      Class C Shares(1)
  throughout each period:        10/31/00   10/31/99     10/31/00   10/31/99    10/31/00   10/31/99
-------------------------------------------------------------------------------------------------------


Net asset value per share,
 beginning of period             $10.39     $10.00        $10.33    $10.00      $10.33      $10.00

From investment operations:
  Net investment loss             (0.13)     (0.03)        (0.14)    (0.05)      (0.16)      (0.06)
  Net realized and unrealized
  gain (loss)                      2.96       0.42          2.87      0.38        2.89        0.39
                                  -------   -------        ------    ------      ------       ----
  Total from investment
   operations                      2.83       0.39          2.73      0.33        2.73        0.33
                                  -------   -------        ------    ------      ------       ----
Distributions paid from
investment income                    --         --            --        --          --          --
                                  -------   -------        ------    ------      ------       ----
Net asset value per share,
end of period                    $13.22     $10.39        $13.06    $10.33      $13.06      $10.33

NET ASSETS, END OF PERIOD
(in thousands)                  $38,918    $28,042        $2,568     $ 653      $1,307       $ 391

Total investment return at
   net asset value(5)             27.24%      3.90%(6)     26.43%     3.30%(6)   26.43%       3.30%(6)
Ratios to average net assets:
  Net expenses                     1.49%      1.35%(7)      2.16%     1.99%(7)    2.15%       1.99%(7)
  Gross expenses                   2.52%      2.68%(7)      2.79%     2.82%(7)    2.79%       2.82%(7)
  Net investment loss             (1.12)%    (0.35)%(7)    (1.81)%   (1.42)%(7)  (1.81)%     (1.45)%(7)
Portfolio turnover rate           85.45%     41.27%(6)     85.45%    41.27%(6)   85.45%      41.27%(6)



For a share of beneficial
 interest outstanding             Class I Shares(2)         Class X Shares(3)
  throughout each period:       10/31/00(4)  10/31/99    10/31/00         10/31/99
-----------------------------------------------------------------------------------


Net asset value per share,
 beginning of period                N/A       $10.27      $10.33           $10.53

From investment operations:
  Net investment loss               N/A        (0.01)      (0.18)           (0.07)
  Net realized and unrealized
  gain (loss)                       N/A         0.14        2.91            (0.13)
                                  -------   -------        ------          ------
  Total from investment
  operations                        N/A         0.13        2.73            (0.20)
                                  -------   -------        ------          ------
Distributions paid from
investment income                   N/A           --          --               --
                                  -------   -------        ------          ------
Net asset value per share,
end of period                       N/A       $10.40      $13.06           $10.33

NET ASSETS, END OF PERIOD
(in thousands)                      N/A        $ 416       $ 670          $   333

Total investment return at
   net asset value(5)               N/A         1.27%(6)   26.43%           (1.90)%(6)
Ratios to average net assets:
  Net expenses                      N/A         0.80%(7)    2.15%            1.99%(7)
  Gross expenses                    N/A         1.56%(7)    2.78%            2.82%(7)
  Net investment loss               N/A        (0.24)%(7)  (1.79)%          (1.38)%(7)
Portfolio turnover rate             N/A        41.27%(6)   85.45            41.27%(6)





1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class I shares commenced offering on July 29, 1999. 3. Class X shares commenced offering on January 19, 1999. 4. Class I shares were fully redeemed on December 29, 1999.
5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 28.96% for the year ended 10/31/00 and 0.06% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 6. Not annualized. 7. Annualized.




32 Ing Domestic Mutual Funds Annual Report/ October 31, 2000

FINANCIAL HIGHLIGHTS
ING LARGE CAP GROWTH FUND

For a share of beneficial interest outstanding         Class A Shares(1)         Class B Shares(1)             Class C Shares(1)
  throughout each period:                           10/31/00      10/31/99    10/31/00      10/31/99        10/31/00       10/31/99
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period    $11.80         $10.00        $11.75         $10.00         $11.74      $10.00

From investment operations:
  Net investment loss                              (0.08)         (0.04)        (0.14)         (0.04)         (0.14)      (0.03)
  Net realized and unrealized gain                  0.76           1.84          0.73           1.79           0.74        1.77
                                                 -------        -------        ------         ------        -------     -------
  Total from investment operations                  0.68           1.80          0.59           1.75           0.60        1.74
                                                 -------        -------        ------         ------        -------     -------
Distributions paid from investment income             --             --            --             --             --          --
                                                 -------        -------        ------         ------        -------     -------
Net asset value per share, end of period          $12.48         $11.80        $12.34         $11.75         $12.34      $11.74

NET ASSETS, END OF PERIOD (in thousands)         $54,682        $37,517        $7,242         $3,900        $18,817     $10,692

Total investment return at net asset value(4)       5.76%         18.00%(5)      5.02%         17.50%(5)       5.11%      17.40%(5)
Ratios to average net assets:
  Net expenses                                      1.27%          1.28%(6)      1.91%          1.93%(6)       1.92%       1.93%(6)
  Gross expenses                                    2.12%          2.39%(6)      2.37%          2.69%(6)       2.37%       2.67%(6)
  Net investment loss                              (0.65)%        (0.41)%(6)    (1.31)%        (1.14)%(6)     (1.31)%     (1.13)%(6)
Portfolio turnover rate                            92.38%         61.71%(5)     92.38%         61.71%(5)      92.38%      61.71%(5)



For a share of beneficial interest outstanding             Class I Shares(2)                Class X Shares(3)
  throughout each period:                              10/31/00         10/31/99        10/31/00        10/31/99
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period           $11.81         $11.12           $11.73       $  10.82

From investment operations:
  Net investment loss                                     (0.01)          0.00(7)         (0.16)         (0.06)
  Net realized and unrealized gain                         0.76           0.69             0.76           0.97
                                                         -------        -------           ------         ------
  Total from investment operations                         0.75           0.69             0.60           0.91
                                                         -------        -------           ------         ------
Distributions paid from investment income                    --             --               --             --
                                                         -------        -------           ------         ------
Net asset value per share, end of period                 $12.56         $11.81           $12.33       $  11.73

NET ASSETS, END OF PERIOD (in thousands)                   $186           $ 51           $6,724       $  5,105

Total investment return at net asset value(4)              6.35%          6.21%(5)         5.12%          8.41%(5)
Ratios to average net assets:
  Net expenses                                             0.71%          0.77%(6)         1.92%          1.93%(6)
  Gross expenses                                           1.12%          1.49%(6)         2.37%          2.68%(6)
  Net investment loss                                     (0.13)%        (0.08)%(6)       (1.30)%        (1.13)%(6)
Portfolio turnover rate                                   92.38%         61.71%(5)        92.38%         61.71%(5)



1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class I shares commenced offering on September 27, 1999. 3. Class X shares commenced offering on January 11, 1999. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 7.22% for the year ended 10/31/00 and 10.58% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized. 7. Amount represents less than $0.01.



FINANCIAL HIGHLIGHTS
ING TAX EFFICIENT EQUITY FUND

For a share of beneficial
 interest outstanding                Class A Shares(1)       Class B Shares(1)        Class C Shares(1)       Class X Shares(2)
  throughout each period:           10/31/00  10/31/99    10/31/00      10/31/99    10/31/00    10/31/99    10/31/00    10/31/99
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value per share,
   beginning of period               $11.99   $10.00       $11.96       $10.00       $11.92      $10.00      $11.93      $11.08

From investment operations(3):
  Net investment income (loss)         0.05     0.04        (0.04)       (0.01)       (0.04)       0.00(7)    (0.04)      (0.01)
  Net realized and unrealized gain     0.38     1.95         0.39         1.97         0.39        1.92        0.38        0.86
                                    -------   ------       ------       ------       ------      ------      ------      ------
  Total from investment operations     0.43     1.99         0.35         1.96         0.35        1.92        0.34        0.85
                                    -------   ------       ------       ------       ------      ------      ------      ------
Distributions paid
  from investment income              (0.05)   --           (0.03)       --           (0.07)      --           0.00(7)    --
                                    -------   ------       ------       ------       ------      ------      ------      ------
Net asset value per share,
  end of period                      $12.37   $11.99       $12.28       $11.96       $12.20      $11.92      $12.27      $11.93

NET ASSETS, END OF PERIOD
  (in thousands)                    $47,647  $45,714       $8,268       $7,059       $2,870      $1,222      $2,963      $3,089

Total investment return at
   net asset value(4)                  3.62%   19.90%(5)     2.94%       19.60%(5)     2.91%      19.20%(5)    2.88%       7.67%(5)
Ratios to average net assets:
  Net expenses                         1.31%    1.28%(6)     1.96%        1.95%(6)     1.95%       1.97%(6)    1.96%       1.94%(6)
  Gross expenses                       2.22%    2.40%(6)     2.47%        2.66%(6)     2.47%       2.64%(6)    2.48%       2.67%(6)
  Net investment income (loss)         0.36%    0.49%(6)    (0.29)%      (0.14)%(6)   (0.32)%     (0.14)%(6)  (0.28)%     (0.14)%(6)
Portfolio turnover rate               14.31%    8.51%(5)    14.31%        8.51%(5)    14.31%       8.51%(5)   14.31        8.51%(5)

1. Class A, B and C shares commenced operation December 15, 1998. 2. Class X shares commenced offering on January 11, 1999. 3. Per share calculation for the year ended October 31, 2000 is based on average number of shares outstanding during the year. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 4.94% for the year ended 10/31/00 and 9.82% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized. 7. Amount represents less than $0.01.


ING Domestic Mutual Funds Annual Report/October 31, 2000                      33

FINANCIAL HIGHLIGHTS
ING GROWTH & INCOME FUND

For a share of beneficial
 interest outstanding                Class A Shares(1)       Class B Shares(1)       Class C Shares(1)       Class X Shares(2)
  throughout each period:           10/31/00  10/31/99      10/31/00  10/31/99     10/31/00    10/31/99    10/31/00    10/31/99
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value per share,
  beginning of period                $11.42     $10.00      $11.36     $10.00       $11.38     $10.00       $11.35     $10.67

From investment operations:(7)
  Net investment income (loss)        (0.02)      0.01       (0.07)     (0.03)       (0.08)     (0.02)       (0.09)     (0.03)
  Net realized and unrealized gain     0.35       1.42        0.31       1.41         0.32       1.40         0.34       0.72
                                    -------    -------      ------     ------       ------       ----       ------     ------
  Total from investment operations     0.33       1.43        0.24       1.38         0.24       1.38         0.25       0.69
                                    -------    -------      ------     ------       ------       ----       ------     ------
Distributions paid from:
  Investment income                   (0.01)     (0.01)         --      (0.02)          --       0.00(6)        --      (0.01)
  Capital gain                        (0.03)        --       (0.03)        --        (0.03)        --        (0.03)        --
                                    -------    -------      ------     ------       ------       ----       ------     ------
  Total distributions                 (0.04)     (0.01)      (0.03)     (0.02)       (0.03)      0.00(6)     (0.03)     (0.01)
                                    -------    -------      ------     ------       ------       ----       ------     ------
Net asset value per share,
 end of period                       $11.71     $11.42      $11.57     $11.36       $11.59     $11.38       $11.57     $11.35

NET ASSETS, END OF PERIOD
 (in thousands)                     $37,554    $34,964      $2,673     $1,132       $1,935       $855       $2,026     $1,470

Total investment return at
  net asset value(3)                   2.83%     14.34%(4)    2.07%     13.79%(4)     2.07%     13.81%(4)     2.16%      6.51%(4)
Ratios to average net assets:
  Net expenses                         1.32%      1.28%(5)    1.97%      1.93%(5)     1.97%      1.93%(5)     1.97%      1.93%(5)
  Gross expenses                       2.27%      2.37%(5)    2.51%      2.67%(5)     2.52%      2.68%(5)     2.51%      2.66%(5)
  Net investment income (loss)        (0.17)%     0.14%(5)   (0.86)%    (0.61)%(5)   (0.85)%    (0.61)%(5)   (0.83)%     (0.59)%(5)
Portfolio turnover rate               75.90%     32.44%(4)   75.90%     32.44%(4)    75.90%     32.44%(4)    75.90%     32.44%(4)



1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 12, 1999. 3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 4.21% for the year ended 10/31/00 and 8.64% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 4. Not annualized. 5. Annualized. 6. Amount represents less than $0.01. 7. Per share calculation is based on overage number of shares outstanding during the period.

FINANCIAL HIGHLIGHTS
ING HIGH YIELD BOND FUND


For a share of beneficial
 interest outstanding                Class A Shares(1)       Class B Shares(1)       Class C Shares(1)       Class X Shares(2)
  throughout each period:           10/31/00  10/31/99      10/31/00  10/31/99     10/31/00    10/31/99    10/31/00    10/31/99
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value per share,
 beginning of period                  $9.96    $10.00         $9.96   $10.00         $9.96     $10.00       $9.95      $10.02

From investment operations:(3)
  Net investment income                0.85      0.67          0.78     0.60          0.78       0.62        0.78        0.58
  Net realized and
    unrealized loss                   (0.65)    (0.04)        (0.66)   (0.05)        (0.66)     (0.06)      (0.65)      (0.09)
                                    -------   -------        ------   ------        ------       ----      ------        ----
  Total from investment
    operations                         0.20      0.63          0.12     0.55          0.12       0.56        0.13        0.49
                                    -------   -------        ------   ------        ------       ----      ------        ----
Distributions paid from:
  Investment income                   (0.86)    (0.67)        (0.79)   (0.59)        (0.79)     (0.60)      (0.79)      (0.56)
  Capital gain                        (0.06)       --         (0.06)      --         (0.06)        --       (0.06)         --
                                    -------   -------        ------   ------        ------       ----      ------        ----
  Total distributions                 (0.92)    (0.67)        (0.85)   (0.59)        (0.85)     (0.60)      (0.85)      (0.56)
                                    -------   -------        ------   ------        ------       ----      ------        ----
Net asset value per share,
end of period                         $9.24     $9.96         $9.23    $9.96         $9.23      $9.96       $9.23       $9.95
                                    -------   -------        ------   ------        ------       ----      ------        ----

NET ASSETS, END OF PERIOD
 (in thousands)                     $33,220   $30,537        $3,702   $2,374        $1,578       $776      $1,048        $865

Total investment return at
 net asset value(4)                    1.89%     6.37%(5)      1.02%    5.57%(5)      1.02%      5.67%(5)    1.13%       4.99%(5)
Ratios to average net assets:
  Net expenses                         1.04%     1.00%(6)      1.79%    1.72%(6)      1.79%      1.73%(6)    1.79%       1.74%(6)
  Gross expenses                       2.16%     2.32%(6)      2.41%    2.64%(6)      2.40%      2.66%(6)    2.41%       2.66%(6)
  Net investment income                8.75%     7.53%(6)      7.99%    6.90%(6)      7.98%      7.01%(6)    8.02%       7.11%(6)
Portfolio turnover rate              480.64%   756.40%(5)    480.64%  756.40%(5)    480.64%    756.40%(5)  480.64%     756.40%(5)

1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 11, 1999. 3. Per share calculation is based on average number of shares outstanding during the period. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 3.15% for the year ended 10/31/00 and 7.09% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized.

34 ING Domestic Mutual Funds Annual Report / October 31, 2000

FINANCIAL HIGHLIGHTS
ING INTERMEDIATE BOND FUND

For a share of beneficial
 interest outstanding                Class A Shares(1)       Class B Shares(1)       Class C Shares(1)       Class X Shares(2)
  throughout each period:           10/31/00  10/31/99      10/31/00  10/31/99     10/31/00    10/31/99    10/31/00    10/31/99
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value per share,
  beginning of period                 $9.40    $10.00        $9.40    $10.00         $9.40     $10.00         $9.40       $9.87

From investment operations:(3)
  Net investment income                0.61      0.45         0.53      0.40          0.54       0.42          0.53        0.37
  Net realized and unrealized loss     0.12     (0.60)        0.13     (0.61)         0.12      (0.63)         0.13       (0.48)
                                    -------   -------       ------    ------        ------     ------          ----      ------
  Total from investment operations     0.73     (0.15)        0.66     (0.21)         0.66      (0.21)         0.66       (0.11)
                                    -------   -------       ------    ------        ------     ------          ----      ------
Distributions paid from
      investment income               (0.61)    (0.45)       (0.54)    (0.39)        (0.54)     (0.39)        (0.54)      (0.36)
                                    -------   -------       ------    ------        ------     ------          ----      ------
Net asset value per share,
end of period                         $9.52     $9.40        $9.52     $9.40         $9.52      $9.40         $9.52       $9.40

NET ASSETS, END OF PERIOD
 (in thousands)                     $29,893   $32,013       $1,523    $1,958        $5,248     $1,082          $554      $1,006

Total investment return at
 net asset value(4)                    8.11%    (1.46)%(5)   7.30%     (2.13)%(5)     7.32%     (2.10)%(5)     7.30%      (1.07)%(5)
Ratios to average net assets:
  Net expenses                         1.00%     0.96%(6)     1.74%     1.70%(6)      1.73%      1.71%(6)      1.75%       1.71%(6)
  Gross expenses                       2.08%     2.12%(6)     2.33%     2.39%(6)      2.32%      2.44%(6)      2.33%       2.41%(6)
  Net investment income                6.48%     5.38%(6)     5.71%     4.83%(6)      5.74%      4.94%(6)      5.70%       4.90%(6)
Portfolio turnover rate              733.33%   431.50%(5)   733.33%   431.50%(5)    733.33%    431.50%(5)    733.33%     431.50%(5)



1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 11, 1999. 3. Per share calculation is based on average number of shares outstanding during the period. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 9.44% for the year ended 10/31/00 and 0.91% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized.


FINANCIAL HIGHLIGHTS
ING NATIONAL TAX-EXEMPT BOND FUND


For a share of beneficial
 interest outstanding                              Class A Shares(1)            Class B Shares(1)            Class C Shares(1)
  throughout each period:                             10/31/00                     10/31/00                      10/31/00
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value per share, beginning of period      $    10.00                   $    10.00                   $    10.00

From investment operations(2):
  Net investment income                                   0.48                         0.38                         0.39
  Net realized and unrealized gain                        0.11                         0.11                         0.12
                                                    ----------                   ----------                   ----------
  Total from investment operations                        0.59                         0.49                         0.51
                                                    ----------                   ----------                   ----------
Distributions paid from investment income                (0.48)                       (0.40)                       (0.40)
                                                    ----------                   ----------                   ----------
Net asset value per share, end of period            $    10.11                   $    10.09                   $    10.11

NET ASSETS, END OF PERIOD (in thousands)            $   21,592                   $      311                   $      439

Total investment return at net asset value(3,4)           6.09%                        5.02%                        5.29%
Ratios to average net assets:(5)
  Net expenses                                            0.95%                        1.67%                        1.68%
  Gross expenses                                          2.12%                        2.32%                        2.33%
  Net investment income                                   4.92%                        3.93%                        4.00%
Portfolio turnover rate(4)                               49.99%                       49.99%                       49.99%

1. Commenced operations on November 8, 1999. 2. Per share calculation is based on average number of shares outstanding during the period. 3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 4. Not annualized. 5. Annualized.





             ING Domestic Mutual Funds Annual Report / October 31, 2000      35

OCTOBER 31, 2000

STATEMENTS OF ASSETS & LIABILITIES


                                                     ING               ING            ING              ING              ING
                                                   INTERNET          SMALL CAP        FOCUS           MID CAP          LARGE CAP
                                                     FUND           GROWTH FUND        FUND          GROWTH FUND      GROWTH FUND

-----------------------------------------------------------------------------------------------------------------------------------
  ASSETS:
  Investments in securities, at cost              $165,141,819      $36,765,042     $53,084,451     $30,526,814      $76,912,380
                                                  -----------        ----------      ----------      ----------       ----------

  Investments in securities, at value             $118,642,544      $41,903,982     $65,523,093     $41,379,496      $84,370,116

  Repurchase agreements, at value                          --         7,328,000       5,135,000         922,000        3,312,000
  Cash                                                     --            26,089          24,151          16,471               --
  Receivable for investment securities sold         1.333,563            57,328         917,581       1,494,957           94,543
  Receivable for fund shares sold                     720,560           321,149          26,771          69,632           42,659
  Dividend and interest receivable                         --             6,010          54,845           4,180            2,912
  Prepaid expenses                                     11,875             7,258           7,679           7,116            8,957
                                                  -----------        ----------      ----------      ----------       ----------
  Total Assets                                    120,708,542        49,649,816      71,689,120      43,893,852       87,831,187

  LIABILITIES:
  Payable for investment securities
     purchased                                             --           498,750              --         355,012               --
  Payable to bank                                     955,325                --              --              --            5,572
  Payable for fund shares redeemed                    234,112            76,551          13,288              --           34,261
  Management fee payable                               67,097            20,707          29,121          17,887           27,719
  Distribution fee payable                             45,910             7,661          11,485           6,018           25,190
  Dividend payable                                         --                --              --              --               --
  Other accrued expenses                              185,732            61,440          77,543          51,340           87,084
                                                  -----------        ----------      ----------      ----------       ----------
  Total Liabilities                                 1,488,176           665,109         131,437         430,257          179,826

  NET ASSETS                                      $119,220,366      $48,984,707     $71,557,683     $43,463,595      $87,651,361

  Composition of Net Assets:
    Par value of shares of beneficial
      interest                                   $      9,959      $     3,479     $     4,883     $     3,292      $     7,053

    Capital paid in excess of par value           153,747,059        38,581,361      56,022,797      33,721,209       78,832,773

    Accumulated net investment income (loss)               --                --              --              --               --
    Accumulated net realized gain (loss)           11,962,623         5,260,939       3,091,361      (1,113,588)       1,353,799
    Net unrealized appreciation
      (depreciation) of investments and
      foreign currencies                          (46,499,275)        5,138,928      12,438,642      10,852,682        7,457,736

  NET ASSETS                                      $119,220,366      $48,984,707     $71,557,683     $43,463,595      $87,651,361

  Class A Shares
    Net Assets                                    $ 59,155,277      $41,637,533     $60,826,395     $38,917,852      $54,682,045
    Shares Outstanding                              4,917,841         2,951,951       4,143,448       2,943,927        4,380,628
    Net Asset Value Per Share
      (and redemption price)                      $     12.03       $     14.11     $     14.68     $     13.22      $     12.48
    Maximum Public Offering Price                 $     12.76(1)    $     14.97(1)  $     15.58(1)  $     14.03(1)   $     13.24(1)

  Class B Shares
    Net Assets                                    $ 38,726,244      $ 3,200,755     $ 5,544,350     $ 2,568,194      $ 7,242,325
    Shares Outstanding                              3,250,500           229,706         381,990         196,673          586,717
    Net Asset Value Per Share(3)                  $     11.91       $     13.93     $     14.51     $     13.06      $     12.34

  Class C Shares
    Net Assets                                    $ 17,708,683      $ 2,574,231     $ 2,911,564     $ 1,307,468      $18,817,399
    Shares Outstanding                              1,485,928           184,796         200,818         100,135        1,525,526
    Net Asset Value Per Share(4)                  $     11.92       $     13.93     $     14.50     $     13.06      $     12.34

  Class I Shares
    Net Assets                                             --                --              --              --      $   185,902
    Shares Outstanding                                     --                --              --              --           14,797
    Net Asset Value Per Share
      (and redemption price)                               --                --              --              --            12.56

  Class X Shares
    Net Assets                                    $  3,630,162      $ 1,572,188     $ 2,275,374     $  ,670,081      $ 6,723,690
    Shares Outstanding                                304,366           112,768         157,065          51,319          545,478
    Net Asset Value Per Share(3)                  $     11.93       $     13.94     $     14.49     $     13.06      $     12.33



1. Maximum offering price per share is net asset value divided by 94.25%.
2. Maximum offering price per share is net asset value divided by 95.25%.

3. Redemption price is net asset value per share of Class B and X shares reduced by a 5.00% CDSL if shares are redeemed within one year from purchase (See Note 3).

4. Redemption price is net asset value per share of Class C shares reduced by a 1.00% CDSL if shares are redeemed within one year from purchase (See Note 3).

See Notes to Financial Statements.






36 ING  Domestic Mutual Funds Annual Report/ October 31, 2000


                                                     ING              ING               ING              ING          ING NATIONAL
                                                 TAX EFFICIENT       GROWTH &         HIGH YIELD      INTERMEDIATE      TAX-EXEMPT
                                                   EQUITY FUND     INCOME FUND         BOND FUND        BOND FUND       BOND FUND

---------------------------------------------------------------------------------------------------------------------------------
  ASSETS:
  Investments in securities, at cost              $51,819,682     $38,455,524        $36,575,107     $35,143,972     $ 20,392,077
                                                   ----------      ----------         ----------      ----------       ----------

  Investments in securities, at value             $60,393,478     $43,736,697        $35,161,005     $34,961,438     $ 20,757,526
  Repurchase agreements, at value                   1,386,000         464,000          2,582,000       2,134,000        1,250,000
  Cash                                                 18,826          30,439             25,849          46,451            8,982
  Receivable for investment securities sold                --          13,525          1,070,778       3,953,415               --
  Receivable for fund shares sold                       6,642          26,033            574,282          16,660               --
  Dividend and interest receivable                     39,172          18,382            732,241         484,535          356,456
  Prepaid expenses                                      7,845           7,346              7,246           7,686            3,667
                                                   ----------      ----------         ----------      ----------       ----------
  Total Assets                                     61,851,963      44,296,422         40,153,401      41,604,185       22,376,631

  LIABILITIES:
  Payable for investment
        securities purchased                               --          14,451            493,592       4,326,908               --
  Payable to bank                                          --              --                 --              --               --
  Payable for fund shares redeemed                      6,500          15,051             30,359              --               --
  Management fee payable                               41,965          13,733             10,839          15,266            2,270
  Distribution fee payable                             14,971           7,193              3,829           4,631              468
  Dividend payable                                         --              --             27,870           2,548            3,218
  Other accrued expenses                               39,863          57,519             38,762          37,344           28,805
                                                   ----------      ----------         ----------      ----------       ----------
  Total Liabilities                                   103,299         107,947            605,251       4,386,697           34,761

  NET ASSETS                                      $61,748,664     $44,188,475        $39,548,150     $37,217,488     $ 22,341,870

  Composition of Net Assets:
    Par value of shares of beneficial
       interest                                   $     5,002     $     3,781        $     4,283    $     3,910     $      2,210
    Capital paid in excess of par value            53,441,169      39,284,478         42,867,128      38,778,877
                                                                                                                       22,076,682
    Accumulated net investment income (loss)           82,919              --                447              --              229
    Accumulated net realized gain (loss)             (354,222)       (380,957)        (1,909,606)     (1,382,765)        (102,700)
    Net unrealized appreciation
      (depreciation) of investments and
      foreign currencies                            8,573,796       5,281,173         (1,414,102)       (182,534)         365,449

  NET ASSETS                                      $61,748,664     $44,188,475        $39,548,150     $37,217,488     $ 22,341,870

  Class A Shares
    Net Assets                                    $47,647,031     $37,553,766        $33,220,324     $29,892,908     $ 21,591,511
    Shares Outstanding                              3,852,072       3,207,521          3,597,139       3,140,401        2,135,898
    Net Asset Value Per Share
     (and redemption price)                       $     12.37     $     11.71        $      9.24     $      9.52     $      10.11
    Maximum Public Offering Price                 $     13.12(1)  $     12.42(1)     $      9.70(2)  $      9.99(2)  $      10.61(2)

  Class B Shares
    Net Assets                                    $ 8,268,156     $ 2,673,454        $ 3,702,006     $ 1,522,510     $    311,343
    Shares Outstanding                                673,158         231,146            400,919         160,010           30,843
    Net Asset Value Per Share(3)                  $     12.28     $     11.57        $      9.23     $      9.52     $      10.09

  Class C Shares
    Net Assets                                    $ 2,870,173     $ 1,935,432        $ 1,578,136     $ 5,247,934     $    439,016
    Shares Outstanding                                235,168         167,030            170,918         551,204           43,444
    Net Asset Value Per Share(4)                  $     12.20     $     11.59        $      9.23     $      9.52     $      10.11

  Class I Shares
    Net Assets                                             --              --                 --              --              --
    Shares Outstanding                                     --              --                 --              --              --
    Net Asset Value Per Share
    (and redemption price)                                 --              --                 --              --              --

  Class X Shares
    Net Assets                                    $ 2,963,304     $ 2,025,823        $ 1,047,684     $   554,136              --
    Shares Outstanding                                241,449         175,020            113,536          58,227              --
    Net Asset Value Per Share(3)                  $     12.27     $     11.57        $      9.23     $      9.52              --




                  ING  Domestic Mutual Funds Annual Report/October 31, 2000   37

FOR THE YEAR ENDED OCTOBER 31, 2000



STATEMENTS OF OPERATIONS

                                                  ING             ING             ING
                                              INTERNET         SMALL CAP          FOCUS
                                                FUND          GROWTH FUND          FUND

---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                  $    191,080      $    296,605      $    384,698

Dividend                                            --            49,355           496,596

Less: foreign withholding tax                       --              (249)               --
                                          ------------      ------------      ------------
Total income                                   191,080           345,711           881,294

EXPENSES:

Management fees (Note 3)                     2,126,079           523,848           619,625

Distribution fees (Note 3)                   1,053,885           277,881           330,849

Transfer agent fees (Note 3)                   981,081           191,229           229,038

Shareholder services fees (Note 3)             425,110           130,955           154,909

Registration fees                              100,411            49,648            55,272

Fund accounting fees                            44,455            49,694            45,695

Professional fees                               44,049            26,837            29,919

Reports to shareholders                         59,210            20,154            24,132

Custodian fees                                  38,151            25,357            16,532

Trustees' fees                                   6,184             5,070             5,272

Other expenses                                  24,476             9,902            12,256
                                          ------------      ------------      ------------
Total expenses                               4,903,091         1,310,575         1,523,499
                                          ------------      ------------      ------------
Expenses waived and reimbursed by
Manager and Distributor (Note 3)            (1,866,267)         (518,763)         (605,620)
                                            ----------          --------          --------

Net expenses                                 3,036,824           791,812           917,879

NET INVESTMENT INCOME (LOSS)                (2,845,744)         (446,101)          (36,585)

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 4):

Realized gain (loss) from:

  Security transactions                     15,183,518         7,308,218         3,165,086

  Foreign currency transactions                (18,782)          (21,496)               --

NET REALIZED GAIN (LOSS)                    15,164,736         7,286,722         3,165,086

Net change in unrealized
     appreciation (depreciation) from:

  Investments                              (56,248,640)         (212,994)        7,089,458

  Foreign currencies                                --               (11)               --

NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)                (56,248,640)         (213,005)        7,089,458

Net realized and unrealized gain
(loss) on investments
and foreign currencies                     (41,083,904)        7,073,717        10,254,544

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS          $(43,929,648)     $  6,627,616      $ 10,217,959

1. Commenced operations on November 8, 1999.

See Notes To Financial Statements.


38  ING Domestic Mutual Funds Annual Report / October 31, 2000

                                                    ING                  ING               ING             ING             ING
                                                   MID CAP         LARGE CAP     TAX EFFICIENT         GROWTH &      HIGH YIELD
                                                  GROWTH FUND    GROWTH FUND       EQUITY FUND       INCOME FUND      BOND FUND

---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                          $    72,479      $  163,945         $   336,224      $    47,958      $ 3,908,649

Dividend                                               65,802         356,979             711,701          457,929               --

Less: foreign withholding tax                              --              --                  --               --               --
                                                  -----------      ----------         -----------      -----------      -----------
Total income                                          138,281         520,924           1,047,925          505,887        3,908,649

EXPENSES:

Management fees (Note 3)                              379,530         633,296             501,862          330,680          259,537

Distribution fees (Note 3)                            196,705         495,026             349,050          234,059          213,443

Transfer agent fees (Note 3)                          125,478         311,439             229,345          160,527          128,385

Shareholder services fees (Note 3)                     94,760         210,778             156,845          110,227           99,815

Registration fees                                      48,438          64,736              50,532           48,631           49,295

Fund accounting fees                                   48,580          46,852              49,236           48,293           48,247

Professional fees                                      24,918          31,614              30,414           26,444           27,374

Reports to shareholders                                15,863          31,379              26,917           18,917           23,455

Custodian fees                                         17,459          18,782              16,150           19,479           11,464

Trustees' fees                                          4,905           5,644               5,444            5,043            4,949

Other expenses                                          8,112          15,578              13,923            9,683            8,935
                                                  -----------      ----------         -----------      -----------      -----------
Total expenses                                        964,748       1,865,124           1,429,718        1,011,983          874,899
                                                  -----------      ----------         -----------      -----------      -----------
Expenses waived and reimbursed by
Manager and Distributor (Note 3)                     (380,841)       (605,874)           (517,049)        (395,443)        (417,377)
                                                  -----------      ----------         -----------      -----------      -----------

Net expenses                                          583,907       1,259,250             912,669          616,540          457,522

NET INVESTMENT INCOME (LOSS)                         (445,626)       (738,326)            135,256         (110,653)       3,451,127

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 4):

Realized gain (loss) from:

  Security transactions                               963,371       2,750,679          (346,870)        (380,957)      (1,738,019)

  Foreign currency transactions                            --              --                --               --               --

NET REALIZED GAIN (LOSS)                              963,371       2,750,679          (346,870)        (380,957)      (1,738,019)

Net change in unrealized
     appreciation (depreciation) from:
  Investments                                       7,659,969         176,464         2,162,263        1,388,574       (1,140,527)

  Foreign currencies                                       --              --                --               --               --

NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)                         7,659,969         176,464         2,162,263        1,388,574       (1,140,527)

Net realized and unrealized gain
(loss) on investments
and foreign currencies                              8,623,340       2,927,143         1,815,393        1,007,617       (2,878,546)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS                  $ 8,177,714      $2,188,817       $ 1,950,649      $   896,964      $   572,581



                                                        ING           ING NATIONAL
                                                     INTERMEDIATE      TAX-EXEMPT
                                                       BOND FUND      BOND FUND(1)

----------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                           $ 2,732,297      $ 1,194,627

Dividend                                                    --               --

Less: foreign withholding tax                               --               --
                                                   -----------      -----------
Total income                                         2,732,297        1,194,627

EXPENSES:

Management fees (Note 3)                               182,829          101,496

Distribution fees (Note 3)                             196,111          104,444

Transfer agent fees (Note 3)                           119,870           55,554

Shareholder services fees (Note 3)                      91,401           50,893

Registration fees                                       49,549           30,803

Fund accounting fees                                    48,105           44,542

Professional fees                                       25,976           14,999

Reports to shareholders                                 22,299            8,415

Custodian fees                                          23,439           14,319

Trustees' fees                                           4,930            4,190

Other expenses                                           8,945            1,681
                                                   -----------      -----------
Total expenses                                         773,454          431,336
                                                   -----------      -----------
Expenses waived and reimbursed by
Manager and Distributor (Note 3)                      (370,293)        (234,950)
                                                      --------         --------

Net expenses                                           403,161          196,386

NET INVESTMENT INCOME (LOSS)                         2,329,136          998,241

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 4):

Realized gain (loss) from:

  Security transactions                               (143,795)        (102,700)

  Foreign currency transactions                             --               --

NET REALIZED GAIN (LOSS)                              (143,795)        (102,700)

Net change in unrealized
     appreciation (depreciation) from:

  Investments                                          538,098          365,449

  Foreign currencies                                        --               --

NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)                            538,098          365,449

Net realized and unrealized gain
(loss) on investments
and foreign currencies                                 394,303          262,749

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS                   $ 2,723,439      $ 1,260,990







ING Domestic Mutual Funds Annual Report / October 31, 2000  39

STATEMENTS OF CHANGES IN NET ASSETS


                                                         ING INTERNET FUND                   ING SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                     Year Ended        Period Ended            Year Ended        Period Ended
                                               October 31, 2000  October 31, 1999(1)     October 31, 2000  October 31, 1999(2)
                                               -------------------------------------     -------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
  Net investment income (loss)                   $  (2,845,744)        $   (120,597)        $   (446,101)        $   (226,461)
  Net realized gain (loss) on investments
     and foreign currencies                         15,164,736            1,376,324            7,286,722           (1,580,276)
  Net change in unrealized appreciation
     (depreciation)                                (56,248,640)           9,749,365             (213,005)           5,351,933
                                                 -------------         ------------         ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                     (43,929,648)          11,005,092            6,627,616            3,545,196
                                                 -------------         ------------         ------------         ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A shares                                         --                   --                   --                   --
     Class B shares                                         --                   --                   --                   --
     Class C shares                                         --                   --                   --                   --
     Class I shares                                         --                   --                   --                   --
     Class X shares                                         --                   --                   --                   --
                                                 -------------         ------------         ------------         ------------
                                                            --                   --                   --                   --
                                                 -------------         ------------         ------------         ------------
  Capital Gain
     Class A shares                                   (922,425)                  --                   --                   --
     Class B shares                                   (449,215)                  --                   --                   --
     Class C shares                                   (222,063)                  --                   --                   --
     Class I shares                                         --                   --                   --                   --
     Class X shares                                    (30,537)                  --                   --                   --
                                                 -------------         ------------         ------------         ------------
                                                    (1,624,240)                  --                   --                   --
                                                 -------------         ------------         ------------         ------------
  TOTAL DISTRIBUTIONS PAID                          (1,624,240)                  --                   --                   --
                                                 -------------         ------------         ------------         ------------
  CAPITAL SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares
     Class A shares                                133,092,443           31,032,102           29,014,681           27,733,436
     Class B shares                                 65,415,898           12,538,049            3,320,124              720,182
     Class C shares                                 32,803,757            4,757,431            3,114,114              388,119
     Class I shares                                         --                   --                   --                   --
     Class X shares                                  5,054,969              855,683            1,161,350              533,637
                                                 -------------         ------------         ------------         ------------
                                                   236,367,067           49,183,265           36,610,269           29,375,374
                                                 -------------         ------------         ------------         ------------
  Dividend reinvestments
     Class A shares                                    862,682                   --                   --                   --
     Class B shares                                    428,895                   --                   --                   --
     Class C shares                                    215,340                   --                   --                   --
     Class I shares                                         --                   --                   --                   --
     Class X shares                                     29,961                   --                   --                   --
                                                 -------------         ------------         ------------         ------------
                                                     1,536,878                   --                   --                   --
                                                 -------------         ------------         ------------         ------------
  Cost of shares repurchased
     Class A shares                                (94,511,228)          (2,306,139)         (24,429,979)          (1,281,046)
     Class B shares                                (23,631,325)            (458,465)            (571,684)             (14,674)
     Class C shares                                (11,245,970)            (408,839)            (759,712)              (2,855)
     Class I shares                                         --                   --                   --                   --
     Class X shares                                   (757,632)              (6,000)            (108,714)             (12,227)
                                                 -------------         ------------         ------------         ------------
                                                  (130,146,155)          (3,179,443)         (25,870,089)          (1,310,802)
                                                 -------------         ------------         ------------         ------------
  NET INCREASE IN NET ASSETS
     FROM CAPITAL SHARE
     TRANSACTIONS                                  107,757,790           46,003,822           10,740,180           28,064,572

  INCREASE IN NET ASSETS                            62,203,902           57,008,914           17,367,796           31,609,768
  NET ASSETS:
  Beginning of year                                 57,016,464                7,550           31,616,911                7,143


  END OF YEAR*                                   $ 119,220,366         $ 57,016,464         $ 48,984,707         $ 31,616,911
   *Including net undistributed
  investment income of:                          $          --         $         --         $         --         $         --

                                                              ING FOCUS FUND
---------------------------------------------------------------------------------------
                                                       Year Ended          Period Ended
                                                 October 31, 2000   October 31, 1999(2)
                                                 --------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
  Net investment income (loss)                       $    (36,585)        $    (81,403)
  Net realized gain (loss) on investments
     and foreign currencies                             3,165,086            1,444,110
  Net change in unrealized appreciation
     (depreciation)                                     7,089,458            5,349,184
                                                     ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                         10,217,959            6,711,891
                                                     ------------         ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A shares                                            --                   --
     Class B shares                                            --                   --
     Class C shares                                            --                   --
     Class I shares                                            --                   --
     Class X shares                                            --                   --
                                                     ------------         ------------
                                                               --                   --
                                                     ------------         ------------
  Capital Gain
     Class A shares                                    (1,231,430)                  --
     Class B shares                                      (109,915)                  --
     Class C shares                                       (39,872)                  --
     Class I shares                                            --                   --
     Class X shares                                       (42,320)                  --
                                                     ------------         ------------
                                                       (1,423,537)                  --
                                                     ------------         ------------
  TOTAL DISTRIBUTIONS PAID                             (1,423,537)                  --
                                                     ------------         ------------
  CAPITAL SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares
     Class A shares                                    29,723,910           30,105,049
     Class B shares                                     2,656,944            3,195,205
     Class C shares                                     2,229,348              963,946
     Class I shares                                            --                   --
     Class X shares                                     1,120,570            1,057,689
                                                     ------------         ------------
                                                       35,730,772           35,321,889
                                                     ------------         ------------
  Dividend reinvestments
     Class A shares                                     1,200,818                   --
     Class B shares                                        89,817                   --
     Class C shares                                        34,925                   --
     Class I shares                                            --                   --
     Class X shares                                        42,323                   --
                                                     ------------         ------------
                                                        1,367,883                   --
                                                     ------------         ------------
  Cost of shares repurchased
     Class A shares                                   (13,497,372)            (823,282)
     Class B shares                                      (832,155)            (331,601)
     Class C shares                                      (624,361)             (23,655)
     Class I shares                                            --                   --
     Class X shares                                      (240,378)              (3,513)
                                                     ------------         ------------
                                                      (15,194,266)          (1,182,051)
                                                     ------------         ------------
  NET INCREASE IN NET ASSETS
     FROM CAPITAL SHARE
     TRANSACTIONS                                      21,904,389           34,139,838

  INCREASE IN NET ASSETS                               30,698,811           40,851,729
  NET ASSETS:
  Beginning of year                                    40,858,872                7,143


  END OF YEAR*                                       $ 71,557,683         $ 40,858,872
   *Including net undistributed
    investment income of:                            $         --         $         --

1. Commenced operations on July 1, 1999.

2. Commenced operations on December 15, 1998.

See Notes to Financial Statements.

40   ING Domestic Mutual Funds Annual Report / October 31, 2000

                                                     ING MID CAP GROWTH FUND                  ING LARGE CAP GROWTH FUND
                                              -----------------------------------------------------------------------------------
                                                    Year Ended         Period Ended           Year Ended         Period Ended
                                              October 31, 2000  October 31, 1999(2)     October 31, 2000  October 31, 1999(2)
                                              ----------------  -------------------     -------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
  Net investment income (loss)                   $   (445,626)        $    (91,208)        $   (738,326)        $   (182,682)
  Net realized gain (loss) on investments
     and foreign currencies                           963,371           (2,076,959)           2,750,679           (1,396,880)
  Net change in unrealized appreciation
     (depreciation)                                 7,659,969            3,192,713              176,464            7,281,272
                                                 ------------         ------------         ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                      8,177,714            1,024,546            2,188,817            5,701,710
                                                 ------------         ------------         ------------         ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A shares                                        --                   --                   --                   --
     Class B shares                                        --                   --                   --                   --
     Class C shares                                        --                   --                   --                   --
     Class I shares                                        --                   --                   --                   --
     Class X shares                                        --                   --                   --                   --
                                                 ------------         ------------         ------------         ------------
                                                           --                   --                   --                   --
                                                 ------------         ------------         ------------         ------------
  Capital Gain
     Class A shares                                        --                   --                   --                   --
     Class B shares                                        --                   --                   --                   --
     Class C shares                                        --                   --                   --                   --
     Class I shares                                        --                   --                   --                   --
     Class X shares                                        --                   --                   --                   --
                                                 ------------         ------------         ------------         ------------
                                                           --                   --                   --                   --
                                                 ------------         ------------         ------------         ------------
  TOTAL DISTRIBUTIONS PAID                                 --                   --                   --                   --
                                                 ------------         ------------         ------------         ------------
  CAPITAL SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                  4,247,135           27,612,489           24,535,101           33,983,244
     Class A shares                                 2,015,705              646,218            4,255,316            3,743,914
     Class B shares                                   909,276              385,487           10,882,599           10,475,479
     Class C shares                                    17,447              414,531              137,209               49,138
     Class I shares                                   446,541              329,944            1,895,411            4,974,893
     Class X shares                              ------------         ------------         ------------         ------------
                                                    7,636,104           29,388,669           41,705,636           53,226,668
                                                 ------------         ------------         ------------         ------------

  Dividend reinvestments                                   --                   --                   --                   --
     Class A shares                                        --                   --                   --                   --
     Class B shares                                        --                   --                   --                   --
     Class C shares                                        --                   --                   --                   --
     Class I shares                                        --                   --                   --                   --
     Class X shares                              ------------         ------------         ------------         ------------
                                                           --                   --                   --                   --
                                                 ------------         ------------         ------------         ------------

  Cost of shares repurchased                       (1,077,637)            (559,344)          (8,883,477)          (1,383,990)
     Class A shares                                  (320,648)              (9,976)          (1,032,951)             (44,163)
     Class B shares                                  (117,557)              (2,855)          (3,078,661)            (118,613)
     Class C shares                                  (465,783)              (3,267)                  --                   --
     Class I shares                                  (204,854)              (8,660)            (513,417)            (123,341)
     Class X shares                              ------------         ------------         ------------         ------------
                                                   (2,186,479)            (584,102)         (13,508,506)          (1,670,107)
                                                 ------------         ------------         ------------         ------------

  NET INCREASE IN NET ASSETS                        5,449,625           28,804,567           28,197,130           51,556,561
     FROM CAPITAL SHARE
     TRANSACTIONS
                                                   13,627,339           29,829,113           30,385,947           57,258,271
  INCREASE IN NET ASSETS
  NET ASSETS:                                      29,836,256                7,143           57,265,414                7,143
  Beginning of year


  END OF YEAR*                                   $ 43,463,595         $ 29,836,256         $ 87,651,361         $ 57,265,414
   *Including net undistributed
  investment income of:                          $         --         $         --         $         --         $         --

                                                  ING TAX EFFICIENT EQUITY FUND                ING GROWTH & INCOME FUND
                                              --------------------------------------------------------------------------------
                                                    Year Ended         Period Ended           Year Ended          Period Ended
                                              October 31, 2000  October 31, 1999(2)     October 31, 2000   October 31, 1999(2)
                                           -------------------------------------     --------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
  Net investment income (loss)                    $    135,256         $    157,443         $   (110,653)        $     29,424
  Net realized gain (loss) on investments
     and foreign currencies                           (346,870)              (7,352)            (380,957)              88,071
  Net change in unrealized appreciation
     (depreciation)                                  2,162,263            6,411,533            1,388,574            3,892,599
                                                  ------------         ------------         ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                       1,950,649            6,561,624              896,964            4,010,094
                                                  ------------         ------------         ------------         ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A shares                                   (204,514)                  --              (22,878)             (36,973)
     Class B shares                                    (19,959)                  --                   --                 (403)
     Class C shares                                     (8,313)                  --                   --                  (75)
     Class I shares                                         --                   --                   --                   --
     Class X shares                                       (856)                  --                  (28)                (616)
                                                  ------------         ------------         ------------         ------------
                                                      (233,642)                  --              (22,906)             (38,067)
                                                  ------------         ------------         ------------         ------------
  Capital Gain
     Class A shares                                         --                   --              (78,779)                  --
     Class B shares                                         --                   --               (3,062)                  --
     Class C shares                                         --                   --               (2,720)                  --
     Class I shares                                         --                   --                   --                   --
     Class X shares                                         --                   --               (3,759)                  --
                                                  ------------         ------------         ------------         ------------
                                                            --                   --              (88,320)                  --
                                                  ------------         ------------         ------------         ------------
  TOTAL DISTRIBUTIONS PAID                            (233,642)                  --             (111,226)             (38,067)
                                                  ------------         ------------         ------------         ------------
  CAPITAL SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                   7,093,779           41,141,495            6,259,029           31,362,914
     Class A shares                                  3,257,580            6,877,202            1,959,879            1,118,285
     Class B shares                                  2,844,483            1,246,004            1,496,348              830,860
     Class C shares                                         --                   --                   --                   --
     Class I shares                                    361,122            3,083,700              733,681            1,487,100
     Class X shares                               ------------         ------------         ------------         ------------
                                                    13,556,964           52,348,401           10,448,937           34,799,159
                                                  ------------         ------------         ------------         ------------

  Dividend reinvestments                               199,162                   --              100,476               36,868
     Class A shares                                     19,626                   --                3,036                  388
     Class B shares                                      8,257                   --                2,564                   74
     Class C shares                                         --                   --                   --                   --
     Class I shares                                        865                   --                3,792                  616
     Class X shares                               ------------         ------------         ------------         ------------
                                                       227,910                   --              109,868               37,946
                                                  ------------         ------------         ------------         ------------

  Cost of shares repurchased                        (6,821,496)          (1,419,922)          (4,556,148)            (279,659)
     Class A shares                                 (2,248,794)            (156,928)            (410,748)             (28,455)
     Class B shares                                 (1,194,399)             (46,936)            (409,133)              (6,897)
     Class C shares                                         --                   --                   --                   --
     Class I shares                                   (573,617)            (208,293)            (200,702)             (80,601)
     Class X shares                               ------------         ------------         ------------         ------------
                                                   (10,838,306)          (1,832,079)          (5,576,731)            (395,612)
                                                  ------------         ------------         ------------         ------------

  NET INCREASE IN NET ASSETS                         2,946,568           50,516,322            4,982,074           34,441,493
     FROM CAPITAL SHARE
     TRANSACTIONS
                                                     4,663,575           57,077,946            5,767,812           38,413,520
  INCREASE IN NET ASSETS
  NET ASSETS:                                       57,085,089                7,143           38,420,663                7,143
  Beginning of year


  END OF YEAR*                                    $ 61,748,664         $ 57,085,089         $ 44,188,475         $ 38,420,663
   *Including net undistributed
  investment income of:                           $     82,919         $    181,305         $         --         $     15,089


                 ING Domestic Mutual Funds Annual Report / October 31, 2000   41

STATEMENTS OF CHANGES IN NET ASSETS
(continued)


                                                                        ING HIGH YIELD
                                                                           BOND FUND
---------------------------------------------------------------------------------------------------
                                                                 Year Ended         Period Ended
                                                           October 31, 2000  October 31, 1999(1)
                                                           ----------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS:

  Net investment income                                       $  3,451,127         $  1,990,994
  Net realized gain (loss) on investments                       (1,738,019)              42,709
  Net change in unrealized appreciation (depreciation)          (1,140,527)            (273,575)
                                                              ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                     572,581            1,760,128
                                                              ------------         ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A shares                                             (3,026,673)          (1,875,514)
     Class B shares                                               (259,285)             (65,719)
     Class C shares                                               (104,775)             (19,232)
     Class X shares                                                (80,495)             (30,529)
                                                              ------------         ------------

                                                                (3,471,228)          (1,990,994)
                                                              ------------         ------------
  Capital Gain
     Class A shares                                               (186,445)                  --
     Class B shares                                                (16,236)                  --
     Class C shares                                                 (6,007)                  --
     Class X shares                                                 (5,161)                  --
                                                              ------------         ------------
                                                                  (213,849)                  --
                                                              ------------         ------------
  TOTAL DISTRIBUTIONS PAID                                      (3,685,077)          (1,990,994)
                                                              ------------         ------------
  CAPITAL SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares
     Class A shares                                              7,879,297           29,549,612
     Class B shares                                              2,578,002            2,474,568
     Class C shares                                              1,149,721              784,122
     Class X shares                                                462,208              885,049
                                                              ------------         ------------
                                                                12,069,228           33,693,351
                                                              ------------         ------------
  Dividend reinvestments
     Class A shares                                              3,000,374            1,855,772
     Class B shares                                                169,541               45,149
     Class C shares                                                 90,648               17,932
     Class X shares                                                 75,035               30,325
                                                              ------------         ------------
                                                                 3,335,598            1,949,178
                                                              ------------         ------------
  Cost of shares repurchased
     Class A shares                                             (5,535,027)            (693,436)
     Class B shares                                             (1,156,802)            (116,958)
     Class C shares                                               (328,499)             (19,911)
     Class X shares                                               (276,571)             (35,782)
                                                              ------------         ------------
                                                                (7,296,899)            (866,087)
                                                              ------------         ------------
  NET INCREASE IN NET ASSETS
     FROM CAPITAL SHARE TRANSACTIONS                             8,107,927           34,776,442

  INCREASE IN NET ASSETS                                         4,995,431           34,545,576
  NET ASSETS:
  Beginning of period                                           34,552,719                7,143


  END OF PERIOD*                                              $ 39,548,150         $ 34,552,719
  *Including net undistributed
   investment income of:                                      $        447         $     20,101

                                                                                                        ING NATIONAL
                                                                       ING INTERMEDIATE                  TAX-EXEMPT
                                                                           BOND FUND                     BOND FUND
---------------------------------------------------------------------------------------------------------------------
                                                                Year Ended          Period Ended        Period Ended,
                                                          October 31, 2000   October 31, 1999(1)  October 31, 2000(2)
                                                          ----------------   -------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS:

  Net investment income                                       $  2,329,136         $  1,499,954         $    998,241
  Net realized gain (loss) on investments                         (143,795)          (1,238,970)            (102,700)
  Net change in unrealized appreciation (depreciation)             538,098             (720,632)             365,449
                                                              ------------         ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                   2,723,439             (459,648)           1,260,990
                                                              ------------         ------------         ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A shares                                             (2,041,049)          (1,382,288)            (986,356)
     Class B shares                                               (101,798)             (54,075)              (6,239)
     Class C shares                                               (163,643)             (23,989)              (5,646)
     Class X shares                                                (42,824)             (39,602)                  --
                                                              ------------         ------------         ------------
                                                                (2,349,314)          (1,499,954)            (998,241)
                                                              ------------         ------------         ------------
  Capital Gain
     Class A shares                                                     --                   --                   --
     Class B shares                                                     --                   --                   --
     Class C shares                                                     --                   --                   --
     Class X shares                                                     --                   --                   --
                                                              ------------         ------------         ------------
                                                                        --                   --                   --
                                                              ------------         ------------         ------------
  TOTAL DISTRIBUTIONS PAID                                      (2,349,314)          (1,499,954)            (998,241)
                                                              ------------         ------------         ------------
  CAPITAL SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares
     Class A shares                                              6,951,913           42,274,629           20,400,991
     Class B shares                                              1,832,353            3,175,052              322,416
     Class C shares                                              4,500,995            1,097,966              428,611
     Class X shares                                                341,592            2,271,631                   --
                                                              ------------         ------------         ------------
                                                                13,626,853           48,819,278           21,152,018
                                                              ------------         ------------         ------------
  Dividend reinvestments
     Class A shares                                              1,990,945            1,366,772              984,828
     Class B shares                                                 95,747               53,854                2,650
     Class C shares                                                157,438               23,450                3,841
     Class X shares                                                 42,046               38,177                   --
                                                              ------------         ------------         ------------
                                                                 2,286,176            1,482,253              991,319
                                                              ------------         ------------         ------------
  Cost of shares repurchased
     Class A shares                                            (11,378,033)          (9,831,107)             (45,034)
     Class B shares                                             (2,372,024)          (1,197,919)             (24,143)
     Class C shares                                               (542,480)             (11,653)                 (39)
     Class X shares                                               (836,710)          (1,248,812)                  --
                                                              ------------         ------------         ------------
                                                               (15,129,247)         (12,289,491)             (69,216)
                                                              ------------         ------------         ------------
  NET INCREASE IN NET ASSETS
     FROM CAPITAL SHARE TRANSACTIONS                               783,782           38,012,040           22,074,121

  INCREASE IN NET ASSETS                                         1,157,907           36,052,438           22,336,870
  NET ASSETS:
  Beginning of period                                           36,059,581                7,143                5,000


  END OF PERIOD*                                              $ 37,217,488         $ 36,059,581         $ 22,341,870
  *Including net undistributed
   investment income of:                                      $         --         $     20,178         $        229



1. Commenced operations on December 15, 1998.

2. Commenced operations on November 8, 1999.


See Notes to Financial Statements.

42   ING Domestic Mutual Funds Annual Report / October 31, 2000

OCTOBER 31, 2000


NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

    ING Internet Fund, ING Small Cap Growth Fund, ING Focus Fund, ING Mid Cap Growth Fund, ING Large Cap Growth Fund, ING Tax Efficient Equity Fund, ING Growth & Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund and ING National Tax-Exempt Bond Fund (the "Funds") are separate investment portfolios of the ING Funds Trust (the "Trust"). The Trust was organized as a Delaware business trust on July 30, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Funds and seventeen other investment portfolios: the ING U.S. Treasury Money Market Fund, ING Money Market Fund, ING National Tax-Exempt Money Market Fund, ING International Bond Fund, ING Mortgage Income Fund, ING Stable Value Fund, ING Global Brand Names Fund, ING International Equity Fund, ING European Equity Fund, ING Tax Efficient Equity Value Fund, ING Global Information Technology Fund, ING Global Communications Fund, ING Internet Fund II, ING Balanced Fund, ING Emerging Markets Equity Fund, ING Global Real Estate Fund and ING Quality of Life Fund. The financial statements and financial highlights of the other funds are presented in separate annual reports except for the ING U.S. Treasury Money Market Fund, ING National Tax-Exempt Money Market Fund, ING Mortgage Income Fund, ING Stable Value Fund, ING Tax Efficient Equity Value Fund, ING Internet Fund II, ING Balanced Fund, ING Global Real Estate Fund and ING Quality of Life Fund, which have not commenced operations. The Funds, except for the ING National Tax-Exempt Bond Fund, offer five classes of shares which have been designated as Class A, B, C, I and X shares. The ING National Tax-Exempt Bond Fund offers only Class A, B and C shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    SECURITY VALUATION Securities listed on an exchange or trading in the over-the-counter market are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith by or at the direction of the Board of Trustees. Bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME Investment transactions are recorded on trade date. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments.


                 ING Domestic Mutual Funds Annual Report / October 31, 2000   43

OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS
(continued)


    FOREIGN CURRENCY TRANSLATION The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, deposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, except for the
    ING National Tax-Exempt Bond Fund, are permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled. When a Fund enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to the contract.

    Risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts. A forward foreign currency contract may also limit any potential gain which might result should the value of such currency increase.

    U.S. FEDERAL TAX STATUS Each Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Fund intends not to be subject to U.S. federal excise tax.

    FOREIGN WITHHOLDING TAXES Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

    DIVIDENDS AND DISTRIBUTIONS The ING Intermediate Bond Fund, ING High Yield Bond Fund and ING National Tax-Exempt Bond Fund declare daily dividends from net investment income. Dividends are paid monthly, generally on the last business day of each month. Substantially all of the net investment income of the ING Growth & Income Fund is distributed in the form of quarterly dividends to shareholders. The ING Large Cap Growth Fund, ING Mid Cap Growth Fund, ING Small Cap Growth Fund, ING Tax Efficient Equity Fund, ING Focus Fund and ING Internet Fund declare and pay annually substantially all of the Funds' net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually by each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    EXPENSES Expenses directly attributable to a Fund and a specific class are charged to that Fund or class, other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis.

44   ING Domestic Mutual Funds Annual Report / October 31, 2000

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    MANAGER AND SUB-ADVISERS ING Mutual Funds Management Co. LLC (the "Manager"), a wholly-owned indirect subsidiary of ING Groep, N.V. ("ING Group"), serves as the manager of the Funds pursuant to a Management Agreement with the Trust. The Trust pays the Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of the average daily net assets of each Fund. The Manager has entered into various Sub-Advisory Agreements with entities (the "Sub-Advisers") which are wholly-owned indirect subsidiaries of ING Group. Under the Sub-Advisory Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Sub-Advisory Agreements, the Manager pays to the Sub-Advisers a monthly fee based on an annual rate of the average daily net assets of each Fund. The applicable management fee, sub-advisory fee, and the Sub-Adviser for each Fund are indicated below:


    Fund Name                               Sub-Adviser                                    Management Fee     Sub-Advisory Fee
    ---------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                       ING Investment Management Advisors B.V.                  1.25%               0.625%
    ING Small Cap Growth Fund               Furman Selz Capital Management LLC                       1.00                0.500
    ING Focus Fund                          Furman Selz Capital Management LLC                       1.00                0.500
    ING Mid Cap Growth Fund                 Furman Selz Capital Management LLC                       1.00                0.500
    ING Large Cap Growth Fund               Baring Asset Management, Inc.                            0.75                0.375
    ING Tax Efficient Equity Fund           Delta Asset Management                                   0.80                0.400
    ING Growth & Income Fund                ING Investment Management LLC                            0.75                0.375
    ING High Yield Bond Fund                ING Investment Management LLC                            0.65                0.325
    ING Intermediate Bond Fund              ING Investment Management LLC                            0.50                0.250
    ING National Tax-Exempt Bond Fund       Furman Selz Capital Management LLC                       0.50                0.250

    For the period ended October 31, 2000, the Manager and the Sub-Advisers were entitled to and waived management and sub-advisory fees as indicated below:

                                                 Management            Management         Sub-Advisory        Sub-Advisory
    Fund Name                                  Fee Entitled            Fee Waived         Fee Entitled          Fee Waived
--------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                            $2,126,079            $1,426,936           $1,063,040            $713,468
    ING Small Cap Growth Fund                       523,848               283,466              261,924             141,733
    ING Focus Fund                                  619,625               335,330              309,813             167,665
    ING Mid Cap Growth Fund                         379,530               206,459              189,765             103,230
    ING Large Cap Growth Fund                       633,296               344,025              316,648             172,013
    ING Tax Efficient Equity Fund                   501,862               276,398              250,931             138,199
    ING Growth & Income Fund                        330,680               181,663              165,340              90,832
    ING High Yield Bond Fund                        259,537               142,978              129,769              71,489
    ING Intermediate Bond Fund                      182,829               101,529               91,415              50,765
    ING National Tax-Exempt Bond Fund               101,496                76,122               50,748              38,061

                ING Domestic Mutual Funds Annual Report / October 31, 2000    45

OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS
(continued)

    In addition, for the period ended October 31, 2000, the Manager has agreed to reimburse expenses amounting to $25,133 for ING Small Cap Growth Fund, $25,106 for ING Focus Fund, $15,311 for ING Mid Cap Growth Fund, $14,909 for the ING Tax Efficient Equity Fund, $37,138 for ING Growth & Income Fund, $42,503 for ING High Yield Bond Fund, $57,742 for ING Intermediate Bond Fund and $26,094 for ING National Tax-Exempt Bond Fund.

    DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

    The Trust, on behalf of the Funds, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. Each Fund pays ING Funds Distributor, Inc. (the "Distributor") monthly, based on an annual rate of up to 0.50% of average daily net assets attributable to the Funds' Class A shares and 0.75% of average daily net assets attributable to the Funds' Class B, C, and X shares. The distribution fee for all classes may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund.

    The Funds have adopted a Shareholder Servicing Plan pursuant to which each may pay a service fee up to an annual rate of 0.25% of a Fund's average daily net assets to various banks, trust companies, broker-dealers or other financial organizations including the Manager and its affiliates.

    For the period ended October 31, 2000, the Distributor waived part of the distribution fees. The distribution fees to which the Distributor was entitled, the distribution fees waived, and the shareholder servicing fees are indicated below:

                                                                 Distribution Fee     Distribution Fee    Shareholder Servicing
    Fund Name                                                            Entitled               Waived                      Fee
    ---------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                                                  $1,053,885             $354,309                 $425,110
    ING Small Cap Growth Fund                                             277,881              183,973                  130,955
    ING Focus Fund                                                        330,849              214,203                  154,909
    ING Mid Cap Growth Fund                                               196,705              140,119                   94,760
    ING Large Cap Growth Fund                                             495,026              219,693                  210,778
    ING Tax Efficient Equity Fund                                         349,050              194,373                  156,845
    ING Growth & Income Fund                                              234,059              154,596                  110,227
    ING High Yield Bond Fund                                              213,443              172,007                   99,815
    ING Intermediate Bond Fund                                            196,111              156,182                   91,401
    ING National Tax-Exempt Bond Fund                                     104,444              102,198                   50,893

    In addition, the Distributor collects sales charges imposed on sales of each Fund's Class A shares and reallows a portion of such charges to dealers through which the sales are made. There is also a contingent deferred sales load ("CDSL") on Class B, C and X shares, which applies if redemption occurs within six years of purchase for the Class B and X shares and within one year of purchase for the Class C shares. Class A share purchases equal to or exceeding $1,000,000 in the aggregate, which did not incur an initial sales charge, are subject to a 1.00% CDSL if redeemed within one year of purchase.

    For the period ended October 31, 2000, sales charges and CDSL's paid to the Distributor were approximately:


                                                        Class A Shares   Class B Shares    Class C Shares   Class X Shares
    Fund Name                                            Sales Charges             CDSL              CDSL             CDSL
    ----------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                                       $3,705,324         $411,949           $68,005          $10,127
    ING Small Cap Growth Fund                                  147,727            4,548             1,742            2,109
    ING Focus Fund                                             138,263           11,933             3,524            1,267
    ING Mid Cap Growth Fund                                     91,439            5,281               255              207
    ING Large Cap Growth Fund                                  174,359           19,335            10,473           10,471
    ING Tax Efficient Equity Fund                              152,686           37,685             4,924              613
    ING Growth & Income Fund                                   134,869            6,356             1,760            2,556
    ING High Yield Bond Fund                                    67,291           32,254               566            1,374
    ING Intermediate Bond Fund                                  46,510            7,957             2,822            3,233
    ING National Tax-Exempt Bond Fund                           13,247               --                --               --


46   ING Domestic Mutual Funds Annual Report / October 31, 2000

    OTHER TRANSACTIONS WITH AFFILIATES ING Fund Services Co. LLC ("ING Fund Services") has entered into a Fund Services Agreement with the Funds pursuant to which ING Fund Services will perform or engage third parties to perform transfer agency, fund accounting, account services and other services. Under the Fund Services Agreement, each Fund may pay ING Fund Services up to $40,000 for fund accounting services plus out of pocket expenses, $17 per account for transfer agent services plus out of pocket expenses and up to 0.25% of each Fund's average daily net assets annually for account servicing activities.

    For the period ended October 31, 2000, ING Fund Services waived part of the account servicing fees. The account servicing fees ING Fund Services was entitled and waived are indicated below:

                                                                                    Account Servicing Fee     Account Servicing Fee
    Fund Name                                                                                    Entitled                    Waived
    -------------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                                                                            $425,110                    $85,022
    ING Small Cap Growth Fund                                                                     130,955                     26,191
    ING Focus Fund                                                                                154,909                     30,981
    ING Mid Cap Growth Fund                                                                        94,760                     18,952
    ING Large Cap Growth Fund                                                                     210,778                     42,156
    ING Tax Efficient Equity Fund                                                                 156,845                     31,369
    ING Growth & Income Fund                                                                      110,227                     22,046
    ING High Yield Bond Fund                                                                       99,815                     59,889
    ING Intermediate Bond Fund                                                                     91,401                     54,840
    ING National Tax-Exempt Bond Fund                                                              50,893                     30,536

    As of October 31, 2000, ING America Insurance Holdings, Inc.
    owned more than 5% of the shares outstanding of each Fund's
    Class A shares listed below.

                                                                                                                 Percentage of
    Fund Name                                                                                               Shares Outstanding
    --------------------------------------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund                                                                                            84.7%
    ING Focus Fund                                                                                                       60.3%
    ING Mid Cap Growth Fund                                                                                              84.9%
    ING Large Cap Growth Fund                                                                                            57.1%
    ING Tax Efficient Equity Fund                                                                                        64.9%
    ING Growth & Income Fund                                                                                             77.9%
    ING High Yield Bond Fund                                                                                             81.5%
    ING Intermediate Bond Fund                                                                                           89.1%
    ING National Tax-Exempt Bond Fund                                                                                    98.3%


4.  INVESTMENTS IN SECURITIES

    The aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) for the period ended October 31, 2000 and the aggregate gross unrealized appreciation and depreciation of investments for U.S. federal income tax purpose at October 31, 2000 were as follows:

                                                                                                              Net Unrealized
                                                                            Unrealized         Unrealized      Appreciation/
    Fund Name                              Purchases             Sales    Appreciation       Depreciation     (Depreciation)
    ------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                   $283,492,494      $179,019,450      $ 9,290,620       $61,497,212      $(52,206,592)
    ING Small Cap Growth Fund            160,790,860       156,972,080        9,160,542         4,392,098         4,768,444
    ING Focus Fund                        54,583,440        34,769,334       13,977,118         1,586,596        12,390,522
    ING Mid Cap Growth Fund               35,408,877        31,572,823       13,131,229         2,278,547        10,852,682
    ING Large Cap Growth Fund            102,197,468        74,611,499       14,106,485         6,683,723         7,422,762
    ING Tax Efficient Equity Fund         18,283,226         8,113,650       12,899,454         4,325,658         8,573,796
    ING Growth & Income Fund              37,505,885        32,752,839        7,721,735         2,507,026         5,214,709
    ING High Yield Bond Fund             180,112,332       174,554,329          400,149         2,003,818        (1,603,669)
    ING Intermediate Bond Fund           256,195,025       255,681,043           42,622           629,836          (587,214)
    ING National Tax-Exempt Bond Fund     29,768,576         9,269,975          406,456            41,007           365,449


                 ING Domestic Mutual Funds Annual Report / October 31, 2000   47

OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS
(continued)

5.  CONCENTRATION OF RISKS

    HIGH YIELD BOND MARKET The ING Intermediate Bond Fund and ING High Yield Bond Fund may invest in high yield, high risk debt securities. Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities.

    FOREIGN SECURITIES The Funds, except the ING National Tax-Exempt Bond Fund, may invest in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

    NON-DIVERSIFIED The ING Internet Fund and ING Focus Fund are classified as non-diversified investment companies under the Investment Company Act, which means that each Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

    INDUSTRY CONCENTRATION The ING Internet Fund concentrates its assets in securities related to a particular industry. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

6.  REPURCHASE AGREEMENTS

    The Funds may enter into repurchase agreements with U.S. banks or broker/dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will equal or exceed the repurchase price. If the seller should default on its obligation to repurchase the securities, the Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities.


48   ING Domestic Mutual Funds Annual Report / October 31, 2000

7.       FEDERAL INCOME TAX

         Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require such reclassifications. These amounts are as follow:

                                                   Undistributed Net                    Undistributed Net               Paid-In
         Fund Name                                 Investment Income            Realized Gains and Losses               Capital
         ---------------------------------------------------------------------------------------------------------------------------
         ING Internet Fund                                $2,845,744                         $(2,845,744)           $       --
         ---------------------------------------------------------------------------------------------------------------------------
         ING Small Cap Growth Fund                           446,101                            (445,507)                  (594)
         ---------------------------------------------------------------------------------------------------------------------------
         ING Focus Fund                                       36,585                             (36,585)                   --
         ---------------------------------------------------------------------------------------------------------------------------
         ING Mid Cap Growth Fund                             445,626                                 --                (445,626)
         ---------------------------------------------------------------------------------------------------------------------------
         ING Large Cap Growth Fund                           738,326                                 --                (738,326)
         ---------------------------------------------------------------------------------------------------------------------------
         ING Growth & Income Fund                            118,470                                 249               (118,719)
         ---------------------------------------------------------------------------------------------------------------------------
         ING High Yield Bond Fund                                447                                (447)                   --
         ---------------------------------------------------------------------------------------------------------------------------
         ING National Tax-Exempt Bond Fund                       229                                 --                    (229)

         At October 31, 2000, ING Mid Cap Growth Fund, ING Tax Efficient Equity Fund, ING Growth & Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund and ING National Tax-Exempt Bond Fund had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. The amount and date of expiration of these carryforwards are as follows:

Fund Name                          Capital Loss Carryforwards         Expiration
--------------------------------------------------------------------------------
ING Mid Cap Growth Fund                            $1,113,588   October 31, 2007
--------------------------------------------------------------------------------
ING Tax Efficient Equity Fund                           7,352   October 31, 2007
--------------------------------------------------------------------------------
ING Tax Efficient Equity Fund                         346,870   October 31, 2008
--------------------------------------------------------------------------------
ING Growth & Income Fund                              314,493   October 31, 2008
--------------------------------------------------------------------------------
ING High Yield Bond Fund                            1,720,039   October 31, 2008
--------------------------------------------------------------------------------
ING Intermediate Bond Fund                            978,085   October 31, 2007
--------------------------------------------------------------------------------
ING National Tax-Exempt Bond Fund                     102,700   October 31, 2008

8.       SHARES OF BENEFICIAL INTEREST

         At October 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.


               ING Domestic Mutual Funds Annual Report/October 31, 2000       49

OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS
(continued)

Transactions in shares of each class were as follows:

ING INTERNET FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                            Year Ended 10/31/00                                Period Ended 10/31/99
                                         Shares              Amount                          Shares              Amount
------------------------------------------------------------------------------------------------------------------------------------
SHARES SOLD
      Class A                         7,084,996       $ 133,092,443                       3,045,309       $  31,032,102
      Class B                         3,275,974          65,415,898                       1,217,308          12,538,049
      Class C                         1,678,073          32,803,757                         454,931           4,757,431
      Class X                           258,123           5,054,969                          84,230             855,683
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED ON
  REINVESTMENT
      Class A                            41,811       $     862,682                              --                  --
      Class B                            20,949             428,895                              --                  --
      Class C                            10,469             215,340                              --                  --
      Class X                             1,458              29,961                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED
      Class A                        (5,034,916)      $ (94,511,228)                       (219,359)      $  (2,306,139)
      Class B                        (1,223,523)        (23,631,325)                        (40,458)           (458,465)
      Class C                          (621,277)        (11,245,970)                        (36,518)           (408,839)
      Class X                           (39,130)           (757,632)                           (570)             (6,000)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
      Class A                         2,091,891       $  39,443,897                       2,825,950       $  28,725,963
      Class B                         2,073,400          42,213,468                       1,176,850          12,079,584
      Class C                         1,067,265          21,773,127                         418,413           4,348,592
      Class X                           220,451           4,327,298                          83,660             849,683
------------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on July 1, 1999.



ING FOCUS FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                            Year Ended 10/31/00                                Period Ended 10/31/99
                                         Shares              Amount                          Shares              Amount
------------------------------------------------------------------------------------------------------------------------------------
SHARES SOLD
      Class A                         2,182,745        $ 29,723,910                       2,922,599        $ 30,105,049
      Class B                           198,401           2,656,944                         266,465           3,195,205
      Class C                           166,219           2,229,348                          80,003             963,946
      Class X                            82,220           1,120,570                          89,863           1,057,689
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED ON
  REINVESTMENT
      Class A                            91,246        $  1,200,818                              --                  --
      Class B                             6,865              89,817                              --                  --
      Class C                             2,675              34,925                              --                  --
      Class X                             3,241              42,323                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED
      Class A                          (983,936)       $(13,497,372)                        (69,444)       $   (823,282)
      Class B                           (62,434)           (832,155)                        (27,545)           (331,601)
      Class C                           (46,328)           (624,361)                         (1,989)            (23,655)
      Class X                           (17,961)           (240,378)                           (298)             (3,513)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
      Class A                         1,290,055        $ 17,427,356                       2,853,155        $ 29,281,767
      Class B                           142,832           1,914,606                         238,920           2,863,604
      Class C                           122,566           1,639,912                          78,014             940,291
      Class X                            67,500             922,515                          89,565           1,054,176
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class X shares commenced offering on January 12, 1999.

ING SMALL CAP GROWTH FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                            Year Ended 10/31/00                                 Period Ended 10/31/99
                                         Shares              Amount                          Shares              Amount
------------------------------------------------------------------------------------------------------------------------------------
SHARES SOLD
      Class A                         1,980,621        $ 29,014,681                       2,756,698        $ 27,733,436
      Class B                           196,012           3,320,124                          68,717             720,182
      Class C                           194,015           3,114,114                          37,625             388,119
      Class X                            69,366           1,161,350                          51,926             533,637
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED ON
  REINVESTMENT
      Class A                                --                  --                              --                  --
      Class B                                --                  --                              --                  --
      Class C                                --                  --                              --                  --
      Class X                                --                  --                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED
      Class A                        (1,665,597)       $(24,429,979)                       (120,009)       $ (1,281,046)
      Class B                           (33,914)           (571,684)                         (1,347)            (14,674)
      Class C                           (46,812)           (759,712)                           (270)             (2,855)
      Class X                            (7,375)           (108,714)                         (1,149)            (12,227)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
      Class A                           315,024        $  4,584,702                       2,636,689        $ 26,452,390
      Class B                           162,098           2,748,440                          67,370             705,508
      Class C                           147,203           2,354,402                          37,355             385,264
      Class X                            61,991           1,052,636                          50,777             521,410
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class X shares commenced offering on January 11, 1999.

ING MID CAP GROWTH FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                            Year Ended 10/31/00                                 Period Ended 10/31/99
                                         Shares              Amount                          Shares              Amount
------------------------------------------------------------------------------------------------------------------------------------
SHARES SOLD
      Class A                           330,450        $  4,247,135                       2,753,482        $ 27,612,489
      Class B                           158,492           2,015,705                          63,976             646,218
      Class C                            71,585             909,276                          37,952             385,487
      Class I                             1,594              17,447                          40,383             414,531
      Class X                            28,188             446,541                          33,054             329,944
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED ON
  REINVESTMENT
      Class A                                --                  --                              --                  --
      Class B                                --                  --                              --                  --
      Class C                                --                  --                              --                  --
      Class I                                --                  --                              --                  --
      Class X                                --                  --                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED
      Class A                           (85,568)       $ (1,077,637)                        (54,675)       $   (559,344)
      Class B                           (25,076)           (320,648)                           (957)             (9,976)
      Class C                            (9,357)           (117,557)                           (283)             (2,855)
      Class I                           (41,647)           (465,783)                           (330)             (3,267)
      Class X                            (9,105)           (204,854)                           (818)             (8,660)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
      Class A                           244,882        $  3,169,498                       2,698,807        $ 27,053,145
      Class B                           133,416           1,695,057                          63,019             636,242
      Class C                            62,228             791,719                          37,669             382,632
      Class I                           (40,053)           (448,336)                         40,053             411,264
      Class X                            19,083             241,687                          32,236             321,284
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class I shares commenced offering on July 29, 1999.
    Class X shares commenced offering on January 19, 1999.

50   ING Domestic Mutual Funds Annual Report / October 31, 2000

ING LARGE CAP GROWTH FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                             Year Ended 10/31/00                               Period Ended 10/31/99
                                         Shares              Amount                          Shares              Amount
------------------------------------------------------------------------------------------------------------------------------------
SHARES SOLD
               Class A                1,892,498        $ 24,535,101                       3,303,263        $ 33,983,244
               Class B                  334,062           4,255,316                         335,562           3,743,914
               Class C                  853,082          10,882,599                         921,262          10,475,479
               Class I                   10,485             137,209                           4,312              49,138
               Class X                  149,250           1,895,411                         446,082           4,974,893
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED ON
  REINVESTMENT
               Class A                       --                  --                              --                  --
               Class B                       --                  --                              --                  --
               Class C                       --                  --                              --                  --
               Class I                       --                  --                              --                  --
               Class X                       --                  --                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED
               Class A                 (691,725)       $ (8,883,477)                       (123,646)       $ (1,383,990)
               Class B                  (79,342)         (1,032,951)                         (3,803)            (44,163)
               Class C                 (238,207)         (3,078,661)                        (10,849)           (118,613)
               Class I                       --                  --                              --                  --
               Class X                  (39,064)           (513,417)                        (10,790)           (123,341)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
               Class A                1,200,773        $ 15,651,624                       3,179,617        $ 32,599,254
               Class B                  254,720           3,222,365                         331,759           3,699,751
               Class C                  614,875           7,803,938                         910,413          10,356,866
               Class I                   10,485             137,209                           4,312              49,138
               Class X                  110,186           1,381,994                         435,292           4,851,552
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class I shares commenced offering on September 27, 1999. Class X shares commenced offering on January 11, 1999.

ING GROWTH AND INCOME FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                             Year Ended 10/31/00                                Period Ended 10/31/99
                                         Shares              Amount                          Shares              Amount
------------------------------------------------------------------------------------------------------------------------------------
SHARES SOLD
               Class A                  516,053        $  6,259,029                       3,082,641        $ 31,362,914
               Class B                  164,050           1,959,879                         101,981           1,118,285
               Class C                  126,804           1,496,348                          75,515             830,860
               Class X                   62,001             733,681                         136,848           1,487,100
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED ON
  REINVESTMENT
               Class A                    8,301        $    100,476                           3,398        $     36,868
               Class B                      258               3,036                              36                 388
               Class C                      218               2,564                               7                  74
               Class X                      322               3,792                              57                 616
------------------------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED
               Class A                 (377,662)       $ (4,556,148)                        (25,448)       $   (279,659)
               Class B                  (32,826)           (410,748)                         (2,591)            (28,455)
               Class C                  (35,119)           (409,133)                           (633)             (6,897)
               Class X                  (16,855)           (200,702)                         (7,353)            (80,601)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
               Class A                  146,692        $  1,803,357                       3,060,591        $ 31,120,123
               Class B                  131,482           1,552,167                          99,426           1,090,218
               Class C                   91,903           1,089,779                          74,889             824,037
               Class X                   45,468             536,771                         129,552           1,407,115
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class X shares commenced offering on January 12, 1999.

ING TAX EFFICIENT EQUITY FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                             Year Ended 10/31/00                               Period Ended 10/31/99
                                         Shares              Amount                          Shares              Amount
------------------------------------------------------------------------------------------------------------------------------------
SHARES SOLD
               Class A                  567,268        $  7,093,779                       3,938,486        $ 41,141,495
               Class B                  276,738           3,257,580                         603,425           6,877,202
               Class C                  228,730           2,844,483                         106,384           1,246,004
               Class X                   29,084             361,122                         276,862           3,083,700
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED ON
  REINVESTMENT
               Class A                   16,297        $    199,162                              --                  --
               Class B                    1,609              19,626                              --                  --
               Class C                      681               8,257                              --                  --
               Class X                       70                 865                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED
               Class A                 (545,394)       $ (6,821,496)                       (124,823)       $ (1,419,922)
               Class B                 (195,405)         (2,248,794)                        (13,447)           (156,928)
               Class C                  (96,812)         (1,194,399)                         (4,053)            (46,936)
               Class X                  (46,726)           (573,617)                        (17,841)           (208,293)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
               Class A                   38,171        $    471,445                       3,813,663        $ 39,721,573
               Class B                   82,942           1,028,412                         589,978           6,720,274
               Class C                  132,599           1,658,341                         102,331           1,199,068
               Class X                  (17,572)           (211,630)                        259,021           2,875,407
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class X shares commenced offering on January 11, 1999.

ING HIGH YIELD BOND FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                             Year Ended 10/31/00                               Period Ended 10/31/99
                                         Shares              Amount                          Shares              Amount
------------------------------------------------------------------------------------------------------------------------------------
SHARES SOLD
               Class A                  795,930        $  7,879,297                       2,950,126        $ 29,549,612
               Class B                  263,509           2,578,002                         245,269           2,474,568
               Class C                  117,601           1,149,721                          77,919             784,122
               Class X                   47,258             462,208                          87,496             885,049
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED ON
  REINVESTMENT
               Class A                  308,536        $  3,000,374                         184,187        $  1,855,772
               Class B                   17,410             169,541                           4,506              45,149
               Class C                    9,355              90,648                           1,787              17,932
               Class X                    8,397              75,035                           3,023              30,325
------------------------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED
               Class A                 (572,787)       $ (5,535,027)                        (69,091)       $   (693,436)
               Class B                 (118,328)         (1,156,802)                        (11,685)           (116,958)
               Class C                  (33,988)           (328,499)                         (1,994)            (19,911)
               Class X                  (29,041)           (276,571)                         (3,597)            (35,782)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
               Class A                  531,679        $  5,344,644                       3,065,222        $ 30,711,948
               Class B                  162,591           1,590,741                         238,090           2,402,759
               Class C                   92,968             911,870                          77,712             782,143
               Class X                   26,614             260,672                          86,922             879,592
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class X shares commenced offering on January 11, 1999.


                ING Domestic Mutual Funds Annual Report/October 31, 2000      51

October 31, 2000

NOTES TO FINANCIAL STATEMENTS
(continued)

Transactions in shares of each class were as follows:

ING INTERMEDIATE BOND FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                            Year Ended 10/31/00                                 Period Ended 10/31/99
                                         Shares              Amount                          Shares              Amount
------------------------------------------------------------------------------------------------------------------------------------
SHARES SOLD
                  Class A               742,508        $  6,951,913                       4,290,518        $ 42,274,629
                  Class B               197,117           1,832,353                         328,463           3,175,052
                  Class C               479,308           4,500,995                         113,633           1,097,966
                  Class X                35,831             341,592                         233,086           2,271,631
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED ON
  REINVESTMENT
                  Class A               210,814        $  1,990,945                         142,631        $  1,366,772
                  Class B                 9,518              95,747                           5,663              53,854
                  Class C                15,231             157,438                           2,468              23,450
                  Class X                 4,185              42,046                           4,011              38,177
------------------------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED
                  Class A            (1,217,143)       $(11,378,033)                     (1,029,165)       $ (9,831,107)
                  Class B              (254,916)         (2,372,024)                       (126,073)         (1,197,919)
                  Class C               (58,433)           (542,480)                         (1,241)            (11,653)
                  Class X               (88,834)           (836,710)                       (130,052)         (1,248,812)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
                  Class A              (263,821)       $ (2,435,175)                      3,403,984        $ 33,810,294
                  Class B               (48,281)           (443,924)                        208,053           2,030,987
                  Class C               436,106           4,115,953                         114,860           1,109,763
                  Class X               (48,818)           (453,072)                        107,045           1,060,996
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class X shares commenced offering on January 11, 1999.


ING NATIONAL TAX-EXEMPT BOND FUND(1)
--------------------------------------------------------------------------------
                                                      Period Ended 10/31/00
                                                     Shares             Amount
--------------------------------------------------------------------------------
SHARES SOLD
    Class A                                       2,048,913       $ 20,400,991
    Class B                                          32,812            322,416
    Class C                                          42,818            428,611
--------------------------------------------------------------------------------
SHARES ISSUED ON
  REINVESTMENT
    Class A                                          91,486       $    984,828
    Class B                                             240              2,650
    Class C                                             380              3,841
--------------------------------------------------------------------------------
SHARES REDEEMED
    Class A                                          (4,501)      $    (45,034)
    Class B                                          (2,459)           (24,143)
    Class C                                              (4)               (39)
--------------------------------------------------------------------------------
NET INCREASE
    Class A                                       2,135,898       $ 21,340,785
    Class B                                          30,593            300,923
    Class C                                          43,194            432,413
--------------------------------------------------------------------------------

(1) Commenced operations on November 8, 1999.

9.       SUBSEQUENT EVENTS

         ON NOVEMBER 16, 2000, the Board of Trustees of the ING Funds Trust approved the proposed reorganizations of ING Focus Fund into Pilgrim LargeCap Growth Fund; ING Large Cap Growth Fund into Pilgrim LargeCap Growth Fund; ING Growth & Income Fund into Pilgrim Growth and Income Fund; ING Mid Cap Growth Fund into Pilgrim MidCap Opportunities Fund and ING Small Cap Growth Fund into Pilgrim SmallCap Opportunities Fund. The proposed reorganizations are subject to shareholder approval. If shareholder approval is obtained, it is expected that the reorganizations will take place in the first quarter of 2001.

         EFFECTIVE NOVEMBER 1, 2000, the Funds ceased offering Class X shares to new and existing investors. Any attempted purchases of Class X shares will be rejected and the proceeds returned to the investor. It is anticipated that existing Class X shares will be converted to Class B shares on or about the close of business on November 17, 2000.

         EFFECTIVE NOVEMBER 1, 2000, ING Pilgrim Securities, Inc. ("ING Pilgrim Securities") became the named distributor of the Funds, and the distribution agreement between the Funds and ING Funds Distributor, Inc. terminated. ING Pilgrim Securities is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


52       ING Domestic Mutual Funds Annual Report / October 31, 2000

INDEPENDENT AUDITORS' REPORT

     TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ING FUNDS TRUST:

         We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ING Internet Fund, ING Small Cap Growth Fund, ING Focus Fund, ING Mid Cap Growth Fund, ING Large Cap Growth Fund, ING Tax Efficient Equity Fund, ING Growth & Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund and ING National Tax-Exempt Bond Fund (ten of the portfolios constituting ING Funds Trust) (collectively, the "Funds") as of October 31, 2000, and the related statements of operations for the period then ended and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by confirmation of securities held by the custodian as of October 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2000, the results of their operations for the period then ended, and the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                       [Ernst & Young LLP]

New York, New York
December 5, 2000


               ING Domestic Mutual Funds Annual Report/October 31, 2000       53

October 31, 2000 (unaudited)

TAX INFORMATION

         In accordance with Federal tax law, ING Small Cap Growth Fund, ING Focus Fund and ING Tax Efficient Equity Fund hereby designate 53.27%, 30.69% and 100.00%, respectively, of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction.

         ING National Tax-Exempt Bond Fund designates all the dividends paid from net investment income during the period ended October 31, 2000 as "exempt-interest dividends."

         Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV, which will be sent to you separately in January 2001.


54      ING Domestic Mutual Funds Annual Report / October 31, 2000

ING MUTUAL FUNDS

         BOARD OF TRUSTEES

              Blaine E. Rieke, Chairman of the Board
              Joseph N. Hankin
              Jack D. Rehm
              Richard A. Wedemeyer

         OFFICERS

              Robert W. Stallings, Chief Executive
                Officer and President
              James M. Hennessy, Senior Executive
                Vice President, Chief Operating Officer
                and Secretary
              Stanley D. Vyner, Executive Vice President
              Mary Lisanti, Executive Vice President
              Michael J. Roland, Senior Vice President
              Robert S. Naka, Senior Vice President and
                Assistant Secretary
              Robyn L. Ichilov, Vice President

         OFFICE OF THE FUNDS

              7337 East Doubletree Ranch Road
              Scottsdale, AZ  85258

         MANAGER

              ING Mutual Funds Management Co. LLC
              1475 Dunwoody Drive
              West Chester, PA 19380-1478

         DISTRIBUTOR

              ING Pilgrim Securities, Inc.
              7337 East Doubletree Ranch Road
              Scottsdale, AZ  85258

         CUSTODIAN

              State Street Bank and Trust Company
              801 Pennsylvania Street
              Kansas City, MO  64105

         TRANSFER AGENT

              DST Systems, Inc.
              P.O. Box 219368
              Kansas City, MO  64121-9368

         INDEPENDENT AUDITORS

              Ernst & Young LLP
              787 Seventh Avenue
              New York, NY 10019

         LEGAL COUNSEL

              Paul, Weiss, Rifkind, Wharton & Garrison
              1285 Avenue of the Americas
              New York, NY 10019-6064

         SUB-ADVISERS

              Baring Asset Management, Inc.
              125 High Street
              Boston, MA 02110

              Delta Asset Management
              333 South Grand Avenue
              Los Angeles, CA 90071

              Furman Selz Capital Management LLC
              230 Park Avenue
              New York, NY 10169

              ING Investment Management Advisors B.V.
              Schenkkade 65, 2595 AS
              The Hague, The Netherlands

              ING Investment Management LLC
              5780 Powers Ferry Road, N.W., Suite 300
              Atlanta, GA 30327


                 ING Domestic Mutual Funds Annual Report/October 31, 2000     55

ING MUTUAL FUNDS

A LIST OF FUND OBJECTIVES AND PRIMARY PORTFOLIOS

ING OFFERS A DIVERSE FUND FAMILY TO HELP MEET YOUR NEEDS AND LONG-TERM FINANCIAL GOALS. THESE INCLUDE U.S. STOCK, U.S. BOND AND A VARIETY OF GLOBAL AND INTERNATIONAL FUNDS. TO LEARN WHICH ING MUTUAL FUNDS BEST MEET YOUR INVESTMENT OBJECTIVES, CONTACT YOUR FINANCIAL ADVISOR FOR ADDITIONAL INFORMATION, INCLUDING A PROSPECTUS. YOU CAN ALSO CALL US TOLL FREE AT 1-800-334-3444 OR VISIT OUR WEB SITE AT www.ingfunds.com

STOCK FUNDS

                                              FUND OBJECTIVE                      PRIMARY PORTFOLIO
    ING Internet Fund                         Capital appreciation                A non-diversified portfolio of Internet
                                                                                  technology companies
    ING Small Cap Growth Fund                 Growth of capital                   Primarily small cap companies
    ING Focus Fund                            Growth of capital                   A non-diversified portfolio of stocks
    ING Mid Cap Growth Fund                   Growth of capital                   Primarily mid cap companies
    ING Large Cap Growth Fund                 Growth of capital                   Primarily large cap companies
    ING Tax Efficient Equity Fund             High total return                   A diversified portfolio of stocks
    ING Growth &Income Fund                   High total return                   Primarily income-producing stocks


GLOBAL/INTERNATIONAL FUNDS


    STOCK FUNDS

    ING Emerging Markets Equity Fund          Growth of capital                        A diversified portfolio of emerging market
                                                                                       stocks
    ING Global Communications Fund            Growth of capital                        A diversified portfolio of communications
                                                                                       products & svcs
    ING Global Information Technology Fund    Growth of capital                        Primarily global information technology
                                                                                       stocks
    ING European Equity Fund                  Growth of capital                        Primarily European companies
    ING International Equity Fund             Growth of capital                        Primarily companies outside of the U.S.
    ING Global Brand Names Fund               Growth of capital                        A non-diversified portfolio of multi-national
                                                                                       companies with well-known brands
    BOND FUNDS
    ING International Bond Fund               High total return                        A non-diversified portfolio of bonds from
                                                                                       issuers generally outside of the U.S.


BOND FUNDS


    ING High Yield Bond Fund                  High current income and total return    Below-investment grade corporate bonds
    ING Intermediate Bond Fund                High current income                     U.S. government and high-quality corporate
                                                                                      bonds
    ING National Tax-Exempt Bond Fund         High current tax-exempt income          Diversified portfolio of municipal bonds


MONEY MARKET FUNDS


    ING Money Market Fund                     High level of current income             1st  tier  commercial  paper


SHARES OF ING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ING MUTUAL FUNDS
Information and Services

CUSTOMER SERVICE
REPRESENTATIVES

1-800-334-3444
MON - FRI 8:00am - 6:00pm

AUTOMATED FUND AND
ACCOUNT INFORMATION

1-800-334-3444
24 HOURS, 7 DAYS A WEEK

WEB SITE
www.ingfunds.com

TRANSFER AGENT
DST SYSTEMS, INC.
P.O. BOX 219368
KANSAS CITY, MO 64121-9368

THIS REPORT IS AUTHORIZED FOR USE ONLY WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT ING FUNDS PROSPECTUS, WHICH DESCRIBES IN GREATER DETAIL THE INVESTMENT POLICIES, MANAGEMENT FEES AND OTHER MATTERS OF INTEREST TO INVESTORS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT DOES NOT OFFER FOR SALE OR SOLICIT ORDERS TO BUY ANY SECURITY. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 2000, THIS REPORT MUST BE ACCOMPANIED BY PERFORMANCE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.


[ING FUNDS LOGO]                                              BULK RATE
                                                            U.S. POSTAGE
                                                                PAID
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AMERICAS                                                               ING FUNDS